UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21781

Pioneer Series Trust IV

(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Asset Management, Inc.,

 60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825

Date of fiscal year end:  July 31, 2022

Date of reporting period: August 1, 2021 through January 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Multi-Asset Income Fund

Semiannual Report | January 31, 2022

A: PMAIX C: PMACX K: PMFKX R: PMFRX Y: PMFYX

visit us: www.amundi.com/us

Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22 1

President’s Letter

Dear Shareholders,

For two years now, investors have faced unprecedented challenges, as the COVID-19 pandemic has not only dominated the headlines since March 2020, but has also led to significant changes in government and central-bank policies, both in the US and abroad, and affected the everyday lives of each of us. With 2022 now well underway, the situation, while improved, has continued to evolve.

Widespread distribution of the COVID-19 vaccines approved for emergency use in late 2020 led to a general decline in virus-related hospitalizations in the US and had a positive effect on overall market sentiment during most of the 2021 calendar year. The passage of two additional fiscal stimulus packages by US lawmakers in December 2020 and January 2021 also helped drive a strong market rally. Then, the late-2021 emergence of the highly infectious Omicron variant of the virus led to surges in cases and hospitalizations, especially outside of the US, but also in certain areas of this country. That development contributed to a slowdown in the global economic recovery, as some foreign governments reinstated strict virus-containment measures that had been relaxed after the rollout of the vaccines. Many of those renewed restrictions were lifted as case numbers again began to decline during the late-winter months, but it appears the possibility of further virus-containment measures could be with us for a while longer, given that occasional surges in new cases have continued to arise, particularly in non-US locations.

In the US, while performance of most asset classes, especially equities, was positive for the full 2021 calendar year, 2022, so far, has featured a less-friendly market environment, as volatility has remained high. Concerns over global supply chain issues, rising inflation, “hawkish” signals concerning less-accommodative future monetary policies from the Federal Reserve System (Fed), and partisan debates in Washington, DC over future spending and tax policies, are among the many factors that have led to greater uncertainty and an increase in market volatility. In addition, Russia's recent incursion into Ukraine has resulted in even greater market volatility, as economic sanctions placed on Russia by many Western countries have exacerbated the existing supply-chain issues and helped drive energy prices, including gas prices, to very high levels.

Despite those issues, and some of the recent difficulties that have affected the economy and the markets, we believe the distribution of the COVID-19 vaccines has provided a potential light at the end of the pandemic tunnel. With that said, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable, as it is clear that several industries have already felt greater effects than others, and could continue to struggle for quite some time. Of course, geopolitical concerns, whether they are related to the conflict in Ukraine or other crises in different areas of the globe, can always have an effect on the markets, and so our investment teams will remain vigilant and continue to monitor the geopolitical landscape.

2 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22

After leaving our offices in March of 2020 due to COVID-19, we have re-opened our US locations, but are maintaining all the necessary precautions, which at times may have us working more remotely than in person in order to ensure a safe working environment as new variants of the COVID-19 virus continue to arise and spread. I am proud of the careful planning that has taken place. Throughout the pandemic, our business has continued to operate without any disruption, and we all look forward to regaining a bit of normalcy after so many months of remote working.

Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.

At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.

As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
March 2022

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22 3

Portfolio Management Discussion | 1/31/22

In the following interview, Marco Pirondini discusses Pioneer Multi-Asset Income Fund’s performance and investment strategies during the six-month period ended January 31, 2022, along with his outlook for the coming months. Mr. Pirondini, Senior Managing Director, Head of Equities, US, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), co-manages the Fund, along with Howard Weiss, CFA, a vice president and a portfolio manager at Amundi US, and Michele Garau, a senior vice president and a portfolio manager at Amundi US.

Q How did the Fund perform during six-month period ended January 31, 2022?

A	The Fund’s Class A shares returned 4.83% at net asset value during the six-month period ended January 31, 2022, while the Fund’s benchmarks, the Bloomberg US Aggregate Bond Index and the Morgan Stanley Capital International Index (MSCI) All Country World (ACWI) NR Index[1] returned -3.17% and -0.32%, respectively. During the same period, the average return of the 437 mutual funds in Morningstar’s World Allocation Funds category was -0.39%.
Q	How would you describe the global investment environment during the six-month period ended January 31, 2022?
A	Against a backdrop of shifting macroeconomic conditions, so-called “riskier” assets and interest-rate-sensitive investments faced headwinds. In the early months of the reporting period, surging COVID-19 cases, driven largely by the highly contagious Omicron variant of the virus, raised fears among investors of renewed lockdowns and other restrictions, and their potential effects on the global economic recovery. In addition, China experienced instability in its debt markets that raised questions about the country’s economic growth prospects. The possibility of slower
[1]	The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

4 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22

global growth weighed heavily on the emerging markets, in particular. In response, central banks pledged to keep short-term interest rates low, at least in the short-term, and expressed a greater level of tolerance for “transitory” inflation to run above trend levels.

The fourth quarter of 2021 was a bright spot for many developed markets, with a strong third-quarter 2021 corporate earnings season helping to mute macroeconomic worries. However, the combination of stimulus-induced demand, supply-chain disruptions, high energy prices, and labor-wage pressures contributed to sharply higher inflation. That, in turn, led to speculation that central banks might tighten monetary policy sooner and more aggressively than initially anticipated.

With US inflation persisting and hitting 40-year highs in the closing months of 2021, the Federal Reserve (Fed) became more hawkish regarding its monetary policies. In December 2021, the Fed doubled the pace of its tapering of monthly bond purchases, with the goal of terminating the pandemic-era program in March 2022. Fed policymakers also forecasted three increases in the federal funds rate’s target range in 2022. Minutes from the Fed’s January 2022 meeting indicated that it was prepared to initiate the first in a series of federal funds rate hikes in March 2022, after the completion of its bond-purchase program, in an effort to temper inflation. Overseas, the Bank of England implemented its first rate increase since 2018.

With the Fed poised for rate hikes, January 2022 was an especially challenging month for rate-sensitive fixed-income assets, which lost ground amid selling pressure. By period-end, the Bloomberg US Aggregate Bond Index and the Bloomberg Global Aggregate Bond Index had fallen into negative territory, returning -3.17% and -4.83%, respectively, for the full six-month period.

Global equities delivered mixed results for the six-month period. Given the relatively stronger US economic recovery, US stocks, as measured by the Standard & Poor’s 500 Index, rose by 3.44% for the period. International stocks did not fare as well, due to increased numbers of COVID-19 cases driven by the Omicron variant across Asia and Europe, which forced governments to introduce new travel restrictions. Emerging markets equities (-4.59%) struggled the most, followed by Japanese (-3.45%) and European stocks (-2.54%).

Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22 5

Q	What factors drove the Fund’s benchmark-relative performance during the six months ended January 31, 2022?
A	As a diversified*, multi-asset portfolio, the Fund’s returns have generally fallen in between those of the Bloomberg US Aggregate Bond Index (the Bloomberg Index), a fixed-income index, and the MSCI ACWI Index, which measures the performance of global equities. However, the Fund solidly outperformed both indices during the six-month period, delivering positive returns, while both benchmarks posted negative results. We believe the positive outcome for the Fund over the period was due to our flexible, “go-anywhere” investment approach, which allows us to alter the portfolio’s investments to adapt to changing market conditions. We believe investing in multiple asset classes, sectors, and regions around the globe may allow the Fund to pursue real (inflation-adjusted) yields and capital appreciation above the rate of inflation over time.

The primary factor behind the Fund’s positive benchmark-relative performance for the six-month period was security selection within equities. Overweight portfolio positioning in global energy and financial companies tied, respectively, to a recovery in commodity prices and rising interest rates, aided the Fund’s relative returns. We believe stocks of more cyclical, or economically-sensitive, companies may continue to recover if economic growth and corporate earnings improve in the coming quarters. Within energy, the Fund has exposures to large integrated oil companies in Europe and Japan, US energy infrastructure investments through master limited partnerships (MLPs), and multinational oil-and-gas companies. In an effort to balance the portfolio, we also invested the Fund in companies in non-cyclical sectors that are less dependent on the ebbs and flows of the economy. Those investments included positions in pharmaceuticals and utilities companies with histories of stable dividend** payments and what we view as attractive valuations.

At the individual security level, equity positions in the portfolio that contributed positively to the Fund’s relative returns over the six-month period included Royal Dutch Shell, a large integrated oil-and gas producer. The stock price rallied in response to rising oil prices as well as the company’s plans to increase dividends and share buybacks.

The Fund’s relative returns also received a boost from solid performance among the portfolio’s holdings of MLPs, and securitized assets, such as mortgage-backed securities (MBS). MBS have played an increasingly important role within the Fund’s fixed-income-related exposures through

* Diversification does not assure a profit nor protect against loss.

** Dividends are not guaranteed.

6 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22

investments in equity-mortgage real estate investment trusts (REITs). We believe REITs have offered relatively attractive yields on a risk/return basis.

In addition, the Fund’s positioning in equity-linked notes (ELNs) fueled positive relative returns over the six-month period. ELNs are structured securities that combine a fixed-income investment with the potential for additional returns tied to the performance of underlying equities or equity-related securities. ELNs seek to produce yield by selling volatility against a single equity, basket of equities, or equity index. They are, in effect, covered call strategies, in which a call option – or a contractual agreement to buy a security at a predetermined price and within a predetermined timeframe – against the underlying investment is sold to produce income. (Selling volatility entails seeking relatively expensive options of highly volatile investments, with the goal of selling the options at a higher-than-average price, in anticipation that they will lose value at a faster rate than lower-cost, comparable options might decline in value.) While ELNs still bear the price risk of the referenced stock(s), periods of elevated volatility may result in ELNs offering richer coupons, which in turn could help to mute volatility of net returns when compared to the actual owning of stock shares. ELNs are subject to additional risks and, of course, there is no assurance that investments in ELNs will be profitable.

On the negative side, detractors from the Fund’s benchmark-relative returns during the six-month period included the portfolio’s equity hedges. We purchased equity hedges to help manage the portfolio’s short-term market risk during the six-month period. (Equity hedge investing consists of maintaining core portfolio holdings of equities, or common stock positions, offset with investments in equity index futures, such as equity-index futures on the Standard & Poor’s 500 Index.) We continue to believe our hedging strategy may help to mitigate the market-volatility risks associated with holding common stocks in the portfolio over the long term.

The Fund’s security selection results within its allocation to high-yield bonds also detracted from benchmark-relative returns for the period. Two sizeable portfolio positions in bonds issued by CenturyLink were key detractors from relative performance. (These bonds were renamed “Lumen Technologies” in accordance with an acquisition that was consummated in December 2020). The bonds struggled due to the broader weakness in fixed-income markets as yields spiked in anticipation of higher inflation and the Fed’s messaging became more hawkish. (As bond yields rise, bond prices typically fall.)

Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22 7

Q	What changes did you make to the Fund’s positioning during the six-month period ended January 31, 2022?
A	We did not make any significant changes to the Fund’s positioning. Given our outlook for a reflationary and rising-interest-rate environment, the portfolio continued to hold an overweight exposure to the more cyclical, and higher-quality (in our view), areas of the market during the period. However, we did take advantage of the market sell-off in December 2021 and January 2022 to add investments to the portfolio that we believed could benefit if macroeconomic pressures from the spread of the Omicron variant fade and the global economy experiences a broader reopening. At that time, we believed investors were being overly pessimistic about the potential effects of the Omicron variant on the global economic reopening. Our premise played out as we expected, as Omicron displayed signs of being less virulent than the Delta variant of COVID-19. Announcements by COVID-19 vaccine producers that their booster shots offered some additional protection further reassured investors. As part of our strategy, we initiated Fund positions in companies tied to the aviation and travel/leisure industries, market segments that could experience positive performance if the economy reopens fully and consumer and business travel gradually move closer to their pre-pandemic levels.
Q	Did the Fund’s monthly distributions*** to shareholders change during the six-month period ended January 31, 2022?
A	Despite an evolving interest-rate environment over the six-month period, the Fund’s monthly distribution rate essentially remained unchanged. We feel the result is a testament to the Fund’s flexible, go-anywhere investment approach and multi-asset portfolio construction that we believe distinguishes it from many of its peers, and may potentially provide investors with an effective way to navigate complex market environments.
Q	Did the Fund have exposure to derivative investments during the six-month period ended January 31, 2022, and did the derivatives have an effect on the Fund’s benchmark-performance?
A	Yes. As we discussed earlier, the Fund had exposure to ELNs and equity hedges during the period. The ELNs aided relative performance; however, while the equity hedges helped backstop the portfolio during times when the market struggled, they ended up detracting from benchmark-relative returns over the full six-month period, given the solid performance of domestic equities.

*** Distributions are not guaranteed.

8 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22

Q	What is your outlook for the coming months, and how is the Fund positioned?
A	We are constructive in our outlook for equities. Supply chain issues have been improving and may well normalize over the next 12 months, in our view. As supply chain pressures ease, and the effects of the ample fiscal and monetary stimulus from governments and central banks begin to fade, the Fed may be under less pressure to act aggressively to curb inflationary pressures - or, in our opinion, to restore its credibility after being late to acknowledge the persistent inflation that we have seen over the past several months.

We have positioned the Fund across asset classes, sectors, and geographic regions that we think are best positioned to weather the current uncertainties. The uncertainties include the impact of COVID-19 and its variants on global growth and supply bottlenecks, actions by central banks to unwind pandemic-era monetary support to address inflation, geopolitical risk, and ongoing challenges within China’s real estate sector. Accordingly, we have taken steps to mitigate risk in the portfolio by reducing the Fund’s interest-rate sensitivity (duration) and credit-market exposure. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.) Additionally, the Fund is underweight to high-momentum technology and growth-style stocks, which have tended to lag in a rising-interest-rate environment.

In accordance with our solution-based strategy, we expect to continue to pursue investments in areas of the global markets where we believe the Fund could receive appropriate compensation on an income-distribution and capital-appreciation basis.

Please refer to the Schedule of Investments on pages 21–48 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.

Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22 9

Equity-linked notes (ELNs) may not perform as expected and could cause the Fund to realize significant losses including its entire principal investment. Other risks include the risk of counterparty default, liquidity risk and imperfect correlation between ELNs and the underlying securities.

High yield bonds possess greater price volatility, illiquidity, and possibility of default.

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities falls.

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). Plans are underway to phase out the use of LIBOR. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund, issuers of instruments in which the Fund invests, and financial markets generally.

Prepayment risk is the chance that an issuer may exercise the right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

The Fund may invest in subordinated securities which may be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

The Fund may invest in inflation-linked securities. As inflationary expectations increase, inflation-linked securities may become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable.

The Fund may invest in insurance-linked securities. The return of principal and the payment of interest and/or dividends on insurance-linked securities are contingent on the non-occurrence of a pre-defined “trigger” event, such as a hurricane or an earthquake of a specific magnitude.

The Fund may invest in floating-rate loans. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate.

10 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22

The Fund may invest in underlying funds (including ETFs). In addition to the Fund’s operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.

Investments in equity securities are subject to price fluctuation.

Investments in small-and mid-cap stocks involve greater risks and volatility than investments in large-cap stocks.

The Fund may invest in master limited partnerships, which are subject to increased risks of liquidity, price valuation, control, voting rights and taxation. In addition, the structure affords fewer protections to investors in the Partnership than direct investors in a corporation.

The Fund may invest in zero-coupon bonds and payment-in-kind securities, which may be more speculative and fluctuate more in value than other fixed income securities. The accrual of income from these securities is payable as taxable annual dividends to shareholders.

The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund may employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if an underlying fund’s investments decline in value.

These risks may increase share price volatility.

There is no assurance that these and other strategies used by the Fund or underlying funds will be successful.

Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your investment professional or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is not a guarantee of future results.

Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22 11

Portfolio Summary | 1/31/22

Portfolio Diversification

(As a percentage of total investments)*

Sector Distribution

(As a percentage of total investments)*

10 Largest Holdings

(As a percentage of total investments)*

1.	Shell Plc (A.D.R.)	4.69%
2.	Pfizer, Inc.	4.00
3.	KB Financial Group, Inc.	3.70
4.	U.S. Treasury Bills, 2/15/22	3.67
5.	International Business Machines Corp.	3.16
6.	Mitsubishi UFJ Financial Group, Inc.	2.63
7.	AbbVie, Inc.	2.36
8.	Energy Transfer LP	2.32
9.	Hewlett Packard Enterprise Co.	2.20
10.	Lumen Technologies, Inc., Series U, 7.65%, 3/15/42	2.20

*	Excludes short term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

12 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22

Prices and Distributions | 1/31/22

Net Asset Value per Share

Class	1/31/22	7/31/21
A	$11.85	$11.67
C	$11.81	$11.63
K	$12.20	$12.02
R	$11.84	$11.64
Y	$11.81	$11.63

Distributions per Share: 8/1/21–1/31/22

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.2736	$—	$0.0999
C	$0.2293	$—	$0.0999
K	$0.2995	$—	$0.0999
R	$0.2337	$—	$0.0999
Y	$0.2849	$—	$0.0999

Index Definitions

The Bloomberg US Aggregate Bond Index is an unmanaged measure of the US bond market. The MSCI All Country World NR Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The indices defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 14–18.

Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22 13

Performance Update | 1/31/22	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Multi-Asset Income Fund at public offering price during the periods shown, compared to that of the Bloomberg US Aggregate Bond Index and the MSCI All Country World NR Index.

Average Annual Total Returns

(As of January 31, 2022)

				MSCI
			Bloomberg	All
	Net	Public	US	Country
	Asset	Offering	Aggregate	World
	Value	Price	Bond	NR
Period	(NAV)	(POP)	Index	Index
10 years	7.64%	7.15%	2.59%	10.66%
5 years	7.48	6.49	3.08	12.64
1 year	14.21	9.04	-2.97	13.23

Expense Ratio
(Per prospectus dated December 1, 2021)
Gross	Net
0.90%	0.87%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2022 for Class A shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus for more information. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please see the financial highlights for more current expense ratios.

14 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22

Performance Update | 1/31/22	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Multi-Asset Income Fund during the periods shown, compared to that of the Bloomberg US Aggregate Bond Index and the MSCI All Country World NR Index.

Average Annual Total Returns

(As of January 31, 2022)

				MSCI
			Bloomberg	All
			US	Country
			Aggregate	World
	If	If	Bond	NR
Period	Held	Redeemed	Index	Index
10 years	6.76%	6.76%	2.59%	10.66%
5 years	6.64	6.64	3.08	12.64
1 year	13.38	12.38	-2.97	13.23

Expense Ratio
(Per prospectus dated December 1, 2021)
Gross
1.66%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns reflect deduction of the CDSC for the one-year period, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the five-and 10-year periods. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please see the financial highlights for a more current expense ratio.

Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22 15

Performance Update | 1/31/22	Class K Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Multi-Asset Income Fund during the periods shown, compared to that of the Bloomberg US Aggregate Bond Index and the MSCI All Country World NR Index.

Average Annual Total Returns

(As of January 31, 2022)

			MSCI
		Bloomberg	All
	Net	US	Country
	Asset	Aggregate	World
	Value	Bond	NR
Period	(NAV)	Index	Index
10 years	8.15%	2.59%	10.66%
5 years	8.10	3.08	12.64
1 year	14.34	-2.97	13.23

Expense Ratio
(Per prospectus dated December 1, 2021)
Gross
0.59%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 1, 2014, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 1, 2014, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please see the financial highlights for a more current expense ratio.

16 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22

Performance Update | 1/31/22	Class R Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Multi-Asset Income Fund during the periods shown, compared to that of the Bloomberg US Aggregate Bond Index and the MSCI All Country World NR Index.

Average Annual Total Returns

(As of January 31, 2022)

			MSCI
		Bloomberg	All
	Net	US	Country
	Asset	Aggregate	World
	Value	Bond	NR
Period	(NAV)	Index	Index
10 years	7.20%	2.59%	10.66%
5 years	6.73	3.08	12.64
1 year	13.06	-2.97	13.23

Expense Ratio
(Per prospectus dated December 1, 2021)
Gross
1.82%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on December 1, 2014, is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period beginning December 1, 2014, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please see the financial highlights for a more current expense ratio.

Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22 17

Performance Update | 1/31/22	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Multi-Asset Income Fund during the periods shown, compared to that of the Bloomberg US Aggregate Bond Index and the MSCI All Country World NR Index.

Average Annual Total Returns

(As of January 31, 2022)

			MSCI
		Bloomberg	All
	Net	US	Country
	Asset	Aggregate	World
	Value	Bond	NR
Period	(NAV)	Index	Index
10 years	7.82%	2.59%	10.66%
5 years	7.67	3.08	12.64
1 year	14.37	-2.97	13.23

Expense Ratio

(Per prospectus dated December 1, 2021)

Gross	Net
0.69%	0.67%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2022 for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus for more information. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please see the financial highlights for more current expense ratios.

18 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000

Example: an $8,600 account value ÷ $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Income Fund

Based on actual returns from August 1, 2021 through January 31, 2022.

Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 8/1/21
Ending Account Value	$1,048.30	$1,044.60	$1,049.20	$1,046.60	$1,049.50
(after expenses)
on 1/31/22
Expenses Paid	$4.39	$8.30	$2.84	$6.19	$3.36
During Period*

*	Expenses are equal to the Fund's annualized expense ratio of 0.85%, 1.61%, 0.55%, 1.20% and 0.65% for Class A, C, K, R, and Y shares, respectively, multiplied by the average account value over the period multiplied by 184/365 (to reflect the partial year period).

Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22 19

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from August 1, 2021 through January 31, 2022.

Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 8/1/21
Ending Account Value	$1,020.92	$1,017.09	$1,022.43	$1,019.16	$1,021.93
(after expenses)
on 1/31/22
Expenses Paid	$4.33	$8.19	$2.80	$6.11	$3.31
During Period*

* Expenses are equal to the Fund's annualized expense ratio of 0.85%, 1.61%, 0.55%, 1.20% and 0.65% for Class A, C, K, R, and Y shares, respectively, multiplied by the average account value over the period multiplied by 184/365 (to reflect the partial year period).

20 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22

Schedule of Investments | 1/31/22

(unaudited)

Principal
Amount
USD ($)		Value
UNAFFILIATED ISSUERS — 98.6%
SENIOR SECURED FLOATING RATE LOAN
INTERESTS — 1.9% of Net Assets*(a)
Advanced Materials — 0.1%
995,000	Groupe Solmax Inc., Initial Term Loan, 5.50% (LIBOR +
	475 bps), 5/29/28	$ 999,353
	Total Advanced Materials	$ 999,353
Advertising Sales — 0.1%
1,984,772	Clear Channel Outdoor Holdings, Inc., Term B Loan,
	3.799% (LIBOR + 350 bps), 8/21/26	$ 1,960,188
	Total Advertising Sales	$ 1,960,188
Aerospace & Defense — 0.0%†
962,500	ADS Tactical, Inc., Initial Term Loan, 6.75% (SOFR +
	575 bps), 3/19/26	$ 960,094
	Total Aerospace & Defense	$ 960,094
Auto Parts & Equipment — 0.1%
992,500	First Brands Group LLC, First Lien 2021 Term Loan,
	6.00% (LIBOR + 500 bps), 3/30/27	$ 995,808
1,000,000	Superior Industries International, Inc., Replacement
	Term Loan, 4.105% (LIBOR + 400 bps), 5/22/24	1,000,000
	Total Auto Parts & Equipment	$ 1,995,808
Building & Construction Products — 0.1%
1,985,131	CP Atlas Buyer, Inc., Term B Loan, 4.25% (LIBOR +
	375 bps), 11/23/27	$ 1,980,720
	Total Building & Construction Products	$ 1,980,720
Building-Heavy Construction — 0.0%†
995,000	Artera Services, LLC, Tranche B Term Loan, 4.50%
	(LIBOR + 350 bps), 3/6/25	$ 977,173
	Total Building-Heavy Construction	$ 977,173
Building-Maintenance & Service — 0.0%†
498,750	ArchKey Holdings, Inc., First Lien Initial Term Loan,
	6.00% (SOFR + 525 bps), 6/29/28	$ 498,750
	Total Building-Maintenance & Service	$ 498,750
Casino Services — 0.0%†
500,000	Lucky Bucks LLC, Initial Term Loan, 6.25% (LIBOR +
	550 bps), 7/30/27	$ 498,125
	Total Casino Services	$ 498,125
Chemicals-Specialty — 0.1%
992,500	Cpc Acquisition Corp., First Lien Initial Term Loan,
	4.50% (LIBOR + 375 bps), 12/29/27	$ 983,816
	Total Chemicals-Specialty	$ 983,816

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22 21

Schedule of Investments | 1/31/22

(unaudited) (continued)

Principal
Amount
USD ($)		Value
Commercial Services — 0.1%
997,500	CoreLogic, Inc. (fka First American Corporation, The), First
	Lien 2021 Term Loan, 4.00% (LIBOR + 350 bps), 6/2/28	$ 993,967
	Total Commercial Services	$ 993,967
Computers-Integrated Systems — 0.1%
1,488,461	VeriFone Systems, Inc., First Lien Initial Term Loan,
	4.178% (LIBOR + 400 bps), 8/20/25	$ 1,477,431
	Total Computers-Integrated Systems	$ 1,477,431
Diagnostic Equipment — 0.0%†
497,500	Curia Global, Inc., First Lien 2021 Term Loan, 4.50%
	(LIBOR + 375 bps), 8/30/26	$ 497,967
	Total Diagnostic Equipment	$ 497,967
Dialysis Centers — 0.1%
992,386	U.S. Renal Care, Inc., Initial Term Loan, 5.125% (LIBOR +
	500 bps), 6/26/26	$ 981,359
	Total Dialysis Centers	$ 981,359
Distribution & Wholesale — 0.1%
1,984,536	Patriot Container Corp. (aka Wastequip), First Lien
Closing Date Term Loan, 4.75% (LIBOR + 375
	bps), 3/20/25	$ 1,941,124
	Total Distribution & Wholesale	$ 1,941,124
Electric-Generation — 0.0%†
823,470	Eastern Power, LLC (Eastern Covert Midco, LLC), Term
	Loan, 4.75% (LIBOR + 375 bps), 10/2/25	$ 626,695
	Total Electric-Generation	$ 626,695
Electronic Composition — 0.1%
992,191	Energy Acquisition LP, First Lien Initial Term Loan,
	4.355% (LIBOR + 425 bps), 6/26/25	$ 989,245
	Total Electronic Composition	$ 989,245
Engines — 0.0%†
498,750	Arcline FM Holdings, LLC, First Lien 2021 Term Loan,
	5.50% (LIBOR + 475 bps), 6/23/28	$ 499,062
	Total Engines	$ 499,062
Fiduciary Banks — 0.1%
1,500,000	Mercury Borrower, Inc., First Line Initial Term Loan,
	4.00% (LIBOR + 350 bps), 8/2/28	$ 1,498,125
	Total Fiduciary Banks	$ 1,498,125

The accompanying notes are an integral part of these financial statements.

22 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22

Principal
Amount
USD ($)		Value
Investment Management & Advisory Services — 0.1%
1,500,000	Russell Investments US Institutional Holdco, Inc.,
	2025 Term Loan, 4.50% (LIBOR + 350 bps), 5/30/25	$ 1,501,741
	Total Investment Management & Advisory Services	$ 1,501,741
Machinery — 0.0%†
770,642	Engineered Components & Systems LLC, First Lien
	Initial Term Loan, 6.50% (LIBOR + 600 bps), 8/2/28	$ 767,752
	Total Machinery	$ 767,752
Medical-Biomedical & Generation — 0.1%
1,250,000	ANI Pharmaceuticals, Inc., Term Loan B, 6.75% (LIBOR +
	600 bps), 11/19/27	$ 1,259,375
	Total Medical-Biomedical & Generation	$ 1,259,375
Medical-Drugs — 0.1%
992,386	Curium BidCo S.a.r.l., Facility B (USD) Term Loan,
	4.224% (LIBOR + 400 bps), 7/9/26	$ 992,386
	Total Medical-Drugs	$ 992,386
Paper & Related Products — 0.1%
995,000	Schweitzer-Mauduit International, Inc., Term B Loan,
	4.50% (LIBOR + 375 bps), 4/20/28	$ 990,025
	Total Paper & Related Products	$ 990,025
Protection-Safety — 0.0%†
498,750	APX Group, Inc., Initial Term Loan, 4.00% (LIBOR +
	350 bps), 7/10/28	$ 498,646
	Total Protection-Safety	$ 498,646
Retail — 0.2%
498,750	At Home Group, Inc., Initial Term Loan, 4.75% (LIBOR +
	425 bps), 7/24/28	$ 498,049
496,250	CWGS Group, LLC, Initial Term Loan, 3.25% (LIBOR +
	250 bps), 6/3/28	493,420
995,000	SRS Distribution, Inc., 2021 Refinancing Term Loan,
	4.25% (LIBOR + 375 bps), 6/2/28	994,911
994,898	Staples, Inc., 2019 Refinancing New Term B-2 Loan,
	4.632% (LIBOR + 450 bps), 9/12/24	980,153
493,750	Torrid LLC, Closing Date Term Loan, 6.25% (LIBOR +
	550 bps), 6/14/28	491,281
	Total Retail	$ 3,457,814
Theaters — 0.0%†
992,347	AMC Entertainment Holdings, Inc. (fka AMC Entertainment,
	Inc.), Term B-1 Loan, 3.104% (SOFR + 300 bps), 4/22/26	$ 887,220
	Total Theaters	$ 887,220

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22 23

Schedule of Investments | 1/31/22

(unaudited) (continued)

Principal
Amount
USD ($)		Value
Transactional Software — 0.1%
1,496,250	Polaris Newco, LLC, First Lien Dollar Term Loan, 4.50%
	(LIBOR + 400 bps), 6/2/28	$ 1,497,695
	Total Transactional Software	$ 1,497,695
Transport-Equipment & Leasing — 0.1%
992,268	IBC Capital I, Ltd., First Lien Tranche B-1 Term Loan,
	3.966% (LIBOR + 375 bps), 9/11/23	$ 987,720
	Total Transport-Equipment & Leasing	$ 987,720
TOTAL SENIOR SECURED FLOATING RATE
LOAN INTERESTS
	(Cost $33,328,839)	$ 33,199,376

Shares
	COMMON STOCKS — 51.1% of Net Assets
	Aerospace & Defense — 0.5%
616,099	Hensoldt AG	$ 8,347,406
	Total Aerospace & Defense	$ 8,347,406
	Air Freight & Logistics — 0.6%
431,634	Cia de Distribucion Integral Logista Holdings S.A.	$ 8,704,300
8,334	United Parcel Service, Inc., Class B	1,685,218
	Total Air Freight & Logistics	$ 10,389,518
	Automobiles — 0.2%
173,762	Stellantis NV	$ 3,312,763
	Total Automobiles	$ 3,312,763
	Banks — 11.5%
1,738,086	ABN AMRO Bank NV (144A)	$ 27,782,343
12,623,000	Bank of China, Ltd., Class H	4,905,405
40	Grupo Financiero Banorte S.A.B de CV, Class O	254
210,631	Hana Financial Group, Inc.	7,862,625
120,958	ING Groep NV	1,774,999
589,600	Itau Unibanco Holding S.A.	2,812,483
1,225,212	KB Financial Group, Inc.	60,472,927
7,155,800	Mitsubishi UFJ Financial Group, Inc.	42,973,352
6,188,222	NatWest Group PLC	20,173,836
92,400	Sumitomo Mitsui Financial Group, Inc.	3,302,409
166,500	Sumitomo Mitsui Trust Holdings, Inc.	5,736,640
55,106	UniCredit S.p.A.	866,105
334,681	Wells Fargo & Co.	18,005,838
	Total Banks	$ 196,669,216

The accompanying notes are an integral part of these financial statements.

24 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22

Shares		Value
Beverages — 0.5%
196,300	Asahi Group Holdings, Ltd.	$ 7,962,534
	Total Beverages	$ 7,962,534
Biotechnology — 4.2%
281,827	AbbVie, Inc.	$ 38,579,298
493,585	Gilead Sciences, Inc.	33,899,418
	Total Biotechnology	$ 72,478,716
Capital Markets — 0.5%
130,191	Brightsphere Investment Group, Inc.	$ 2,809,522
67,819	Lazard, Ltd., Class A	2,959,621
98,712	UBS Group AG	1,821,589
13,613(b)	XP, Inc., Class A	453,449
	Total Capital Markets	$ 8,044,181
Chemicals — 0.1%
1,752,813	Chevron Lubricants Lanka Plc	$ 1,106,251
	Total Chemicals	$ 1,106,251
Communications Equipment — 0.2%
70,057	Cisco Systems, Inc.	$ 3,900,073
	Total Communications Equipment	$ 3,900,073
Construction & Engineering — 0.5%
17,074,500	Sinopec Engineering Group Co., Ltd., Class H	$ 8,299,595
	Total Construction & Engineering	$ 8,299,595
Diversified Financial Services — 0.2%
162,700	ORIX Corp.	$ 3,330,204
	Total Diversified Financial Services	$ 3,330,204
Diversified Telecommunication Services — 1.0%
936,892	Deutsche Telekom AG	$ 17,548,136
	Total Diversified Telecommunication Services	$ 17,548,136
Electric Utilities — 0.6%
249,967	FirstEnergy Corp.	$ 10,488,615
	Total Electric Utilities	$ 10,488,615
Electrical Equipment — 0.1%
204,500	Mitsubishi Electric Corp.	$ 2,543,811
	Total Electrical Equipment	$ 2,543,811
Food & Staples Retailing — 1.5%
48,440	Magnit PJSC	$ 3,143,528
692,115	Magnit PJSC (G.D.R.)	9,066,706
262,100	Seven & i Holdings Co., Ltd.	12,738,315

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22 25

Schedule of Investments | 1/31/22

(unaudited) (continued)

Shares		Value
	Food & Staples Retailing — (continued)
48,325	X5 Retail Group NV (G.D.R.)	$ 1,084,413
	Total Food & Staples Retailing	$ 26,032,962
	Food Products — 0.3%
190,192	Associated British Foods Plc	$ 4,964,869
	Total Food Products	$ 4,964,869
	Gas Utilities — 0.7%
570,664	Enagas S.A.	$ 12,309,359
	Total Gas Utilities	$ 12,309,359
	Insurance — 2.4%
14,122	Allianz SE	$ 3,606,990
138,341	Hartford Financial Services Group, Inc.	9,942,568
34,799	NN Group NV	1,938,327
330,060	Old Republic International Corp.	8,459,438
484,500	Ping An Insurance Group Co. of China, Ltd., Class H	3,784,258
144,800	Power Corp. of Canada	4,654,469
34,839	Willis Towers Watson PLC	8,150,932
	Total Insurance	$ 40,536,982
	Internet & Direct Marketing Retail — 0.3%
81,578	eBay, Inc.	$ 4,900,390
	Total Internet & Direct Marketing Retail	$ 4,900,390
	IT Services — 3.0%
386,916	International Business Machines Corp.	$ 51,680,370
	Total IT Services	$ 51,680,370
	Leisure Products — 0.1%
5,134,000	Honma Golf, Ltd. (144A)	$ 2,238,744
	Total Leisure Products	$ 2,238,744
	Media — 0.0%†
116,684	Atresmedia Corp. de Medios de Comunicacion S.A.	$ 451,207
	Total Media	$ 451,207
	Metals & Mining — 0.4%
49,502	Barrick Gold Corp.	$ 947,963
41,161	Rio Tinto PLC	2,870,283
123,516	Teck Resources, Ltd., Class B	3,812,939
	Total Metals & Mining	$ 7,631,185
	Mortgage Real Estate Investment Trusts (REITs) — 2.2%
599,658	AGNC Investment Corp.	$ 8,928,908
226,087	Angel Oak Mortgage, Inc.	3,863,827
39,684	Great Ajax Corp.	517,479
561,217	Ladder Capital Corp.	6,672,870

The accompanying notes are an integral part of these financial statements.

26 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22

Shares		Value
	Mortgage Real Estate Investment Trusts
	(REITs) — (continued)
961,952	New Residential Investment Corp.	$ 10,244,789
1,241,431	Two Harbors Investment Corp.	7,138,228
	Total Mortgage Real Estate Investment Trusts (REITs)	$ 37,366,101
	Oil, Gas & Consumable Fuels — 12.7%
1,706,823	BP Plc	$ 8,787,198
1,179,009	BW LPG, Ltd. (144A)	6,307,314
25,199	ConocoPhillips	2,233,135
158,708	Coterra Energy, Inc.	3,475,705
33,400	DT Midstream, Inc.	1,726,780
753,700	ENEOS Holdings, Inc.	2,981,922
3,965,185	Energy Transfer LP	37,946,821
721,300	Inpex Corp.	7,239,325
47,954	LUKOIL PJSC (A.D.R.)	4,261,672
49,022	Magellan Midstream Partners LP	2,395,705
660,499	Marathon Oil Corp.	12,859,916
956,783	MPLX LP	31,401,618
500,737	PBF Logistics LP	6,544,633
1,271,403	Rosneft Oil Co. PJSC (G.D.R.)	9,421,096
202,020	Shell Midstream Partners LP	2,569,694
1,490,670(b)	Shell Plc (A.D.R.)	76,620,438
	Total Oil, Gas & Consumable Fuels	$ 216,772,972
	Pharmaceuticals — 3.8%
1,239,289	Pfizer, Inc.	$ 65,298,137
	Total Pharmaceuticals	$ 65,298,137
	Semiconductors & Semiconductor Equipment — 0.5%
49,788	MKS Instruments, Inc.	$ 7,733,570
8,826	QUALCOMM, Inc.	1,551,258
	Total Semiconductors & Semiconductor Equipment	$ 9,284,828
	Technology Hardware, Storage & Peripherals — 2.4%
339,000	Asustek Computer, Inc.	$ 4,381,624
2,203,192	Hewlett Packard Enterprise Co.	35,978,126
	Total Technology Hardware, Storage & Peripherals	$ 40,359,750
	Trading Companies & Distributors — 0.1%
52,100	Inaba Denki Sangyo Co., Ltd.	$ 1,201,542
	Total Trading Companies & Distributors	$ 1,201,542
	TOTAL COMMON STOCKS
	(Cost $753,978,186)	$ 875,450,417

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22 27

Schedule of Investments | 1/31/22

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — 0.7% of Net Assets
1,150,000	American Credit Acceptance Receivables Trust,
	Series 2021-3, Class F, 3.64%, 5/15/28 (144A)	$ 1,118,787
575,000	AMSR Trust, Series 2020-SFR2, Class G, 4.00%,
	7/17/37 (144A)	578,548
1,900,000(c)	CFMT LLC, Series 2020-HB4, Class M4, 4.948%,
	12/26/30 (144A)	1,880,199
1,270,000(c)	CFMT LLC, Series 2020-HB4, Class M5, 6.00%,
	12/26/30 (144A)	1,265,776
852,000	Crossroads Asset Trust, Series 2021-A, Class E, 5.48%,
	1/20/28 (144A)	835,274
2,400,000	JPMorgan Chase Bank NA - CACLN, Series 2021-2,
	Class G, 8.482%, 12/26/28 (144A)	2,347,642
500,000	Rosy Blue Carat SA, Series 2018-1, Class A1, 6.25%,
	12/15/25 (144A)	475,000
2,550,000	Santander Bank N.A. - SBCLN, Series 2021-1A, Class E,
	6.171%, 12/15/31 (144A)	2,524,365
800,000(a)	STAR, Series 2021-SFR1, Class H, 4.557% (1 Month USD
	LIBOR + 445 bps), 4/17/38 (144A)	808,209
	TOTAL ASSET BACKED SECURITIES
	(Cost $11,914,925)	$ 11,833,800
	COLLATERALIZED MORTGAGE OBLIGATIONS —
	4.1% of Net Assets
290,000(a)	Bellemeade Re, Ltd., Series 2020-3A, Class B1, 6.458%
	(1 Month USD LIBOR + 635 bps), 10/25/30 (144A)	$ 302,875
2,100,000(a)	Bellemeade Re, Ltd., Series 2020-3A, Class M2, 4.958%
	(1 Month USD LIBOR + 485 bps), 10/25/30 (144A)	2,192,833
2,400,000(a)	Bellemeade Re, Ltd., Series 2022-1, Class B1, 5.55%
	(SOFR30A + 550 bps), 1/26/32 (144A)	2,399,999
1,250,000(c)	CFMT LLC, Series 2021-HB5, Class M4, 5.683% ,
	2/25/31 (144A)	1,248,538
4,100,000(a)	Connecticut Avenue Securities Trust, Series 2019-HRP1,
	Class B1, 9.358% (1 Month USD LIBOR + 925 bps),
	11/25/39 (144A)	4,346,076
2,860,000(a)	Connecticut Avenue Securities Trust, Series 2021-R01,
	Class 1B2, 6.05% (SOFR30A + 600 bps), 10/25/41 (144A)	2,799,178
2,660,000(a)	Connecticut Avenue Securities Trust, Series 2022-R01,
	Class 1B2, 6.05% (SOFR30A + 600 bps), 12/25/41 (144A)	2,609,201
2,700,000(a)	Eagle Re, Ltd., Series 2019-1, Class B1, 4.608% (1 Month
	USD LIBOR + 450 bps), 4/25/29 (144A)	2,706,720
4,430,000(a)	Eagle Re, Ltd., Series 2020-2, Class B1, 7.108% (1 Month
	USD LIBOR + 700 bps), 10/25/30 (144A)	4,538,626
2,670,000(a)	Eagle Re, Ltd., Series 2020-2, Class M2, 5.708% (1 Month
	USD LIBOR + 560 bps), 10/25/30 (144A)	2,692,156
2,900,000(a)	Eagle RE, Ltd., Series 2021-1, Class M2, 4.50% (SOFR30A +
	445 bps), 10/25/33 (144A)	3,034,472

The accompanying notes are an integral part of these financial statements.

28 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
970,000(a)	Fannie Mae Connecticut Avenue Securities, Series
	2021-R02, Class 2B2, 6.25% (SOFR30A + 620 bps),
	11/25/41 (144A)	$ 959,867
1,460,000(a)	Freddie Mac Stacr Remic Trust, Series 2020-DNA3,
	Class B1, 5.208% (1 Month USD LIBOR + 510 bps),
	6/25/50 (144A)	1,518,764
1,100,000(a)	Freddie Mac Stacr Remic Trust, Series 2020-DNA3,
	Class B2, 9.458% (1 Month USD LIBOR + 935 bps),
	6/25/50 (144A)	1,280,962
1,065,000(a)	Freddie Mac Stacr Remic Trust, Series 2020-DNA5,
	Class B1, 4.85% (SOFR30A + 480 bps), 10/25/50 (144A)	1,134,402
2,300,000(a)	Freddie Mac Stacr Remic Trust, Series 2020-DNA5,
	Class B2, 11.55% (SOFR30A + 1,150 bps), 10/25/50 (144A)	2,971,664
850,000(a)	Freddie Mac Stacr Remic Trust, Series 2020-DNA6,
	Class B1, 3.05% (SOFR30A + 300 bps), 12/25/50 (144A)	854,254
2,675,000(a)	Freddie Mac Stacr Remic Trust, Series 2020-DNA6,
	Class B2, 5.70% (SOFR30A + 565 bps), 12/25/50 (144A)	2,697,031
2,765,000(a)	Freddie Mac Stacr Remic Trust, Series 2021-DNA1,
	Class B2, 4.80% (SOFR30A + 475 bps), 1/25/51 (144A)	2,719,163
2,170,000(a)	Freddie Mac Stacr Remic Trust, Series 2021-DNA3,
	Class B2, 6.30% (SOFR30A + 625 bps), 10/25/33 (144A)	2,294,638
3,530,000(a)	Freddie Mac Stacr Remic Trust, Series 2021-DNA5,
	Class B2, 5.55% (SOFR30A + 550 bps), 1/25/34 (144A)	3,494,695
2,910,000(a)	Freddie Mac Stacr Remic Trust, Series 2021-HQA1,
	Class B2, 5.05% (SOFR30A + 500 bps), 8/25/33 (144A)	2,776,910
3,450,000(a)	Freddie Mac Stacr Remic Trust, Series 2022-DNA1,
	Class B2, 7.15% (SOFR30A + 710 bps), 1/25/42 (144A)	3,303,375
3,480,000(a)	Freddie Mac Stacr Trust, Series 2021-DNA7, Class B2,
	7.85% (SOFR30A + 780 bps), 11/25/41 (144A)	3,471,298
1,119,323(a)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2015-HQ1, Class B, 10.858% (1 Month USD LIBOR +
	1,075 bps), 3/25/25	1,139,972
1,900,000(a)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2020-HQA5, Class B2, 7.45% (SOFR30A + 740 bps),
	11/25/50 (144A)	2,184,910
16,981	Global Mortgage Securitization, Ltd., Series 2004-A,
	Class B1, 5.25% , 11/25/32 (144A)	11,306
176,418	Global Mortgage Securitization, Ltd., Series 2004-A,
	Class B2, 5.25% , 11/25/32 (144A)	3,069
1,690,000(a)	Home Re Ltd., Series 2020-1, Class M2, 5.358% (1 Month
	USD LIBOR + 525 bps), 10/25/30 (144A)	1,740,954
430,000(a)	Home Re, Ltd., Series 2020-1, Class B1, 7.108% (1 Month
	USD LIBOR + 700 bps), 10/25/30 (144A)	440,685
3,170,000(a)	Home Re, Ltd., Series 2021-2, Class B1, 4.20% (SOFR30A +
	415 bps), 1/25/34 (144A)	3,092,597

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22 29

Schedule of Investments | 1/31/22

(unaudited) (continued)

Principal
Amount
USD ($)		Value

COLLATERALIZED MORTGAGE
OBLIGATIONS — (continued)
1,550,000(a)	Oaktown Re V, Ltd., Series 2020-2A, Class M2, 5.358%
	(1 Month USD LIBOR + 525 bps), 10/25/30 (144A)	$ 1,579,808
400,000(a)	Traingle Re, Ltd., Series 2020-1, Class B1, 7.858%
	(1 Month USD LIBOR + 775 bps), 10/25/30 (144A)	410,837
560,000(a)	Traingle Re, Ltd., Series 2021-1, Class B1, 4.608%
	(1 Month USD LIBOR + 450 bps), 8/25/33 (144A)	560,707
310,000(c)	Verus Securitization Trust, Series 2020-INV1,
	Class B1, 5.75% , 3/25/60 (144A)	317,611
430,000(c)	Verus Securitization Trust, Series 2020-INV1,
	Class B2, 6.00% , 3/25/60 (144A)	436,255
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $68,859,109)	$ 70,266,408
COMMERCIAL MORTGAGE-BACKED
SECURITIES—0.4% of Net Assets
275,000(a)	Freddie Mac Multifamily Structured Credit Risk,
Series 2021-MN1, Class B1, 7.80% (SOFR30A + 775
	bps), 1/25/51 (144A)	$ 306,700
4,394,203(a)	Freddie Mac Multifamily Structured Credit Risk,
Series 2021-MN3, Class M1, 2.35% (SOFR30A + 230
	bps), 11/25/51 (144A)	4,313,039
2,500,000(a)	Multifamily Connecticut Avenue Securities Trust,
Series 2020-01, Class M10, 3.858% (1 Month USD
	LIBOR + 375 bps), 3/25/50 (144A)	2,484,427
199,226(c)	Sutherland Commercial Mortgage Loans, Series
	2017-SBC6, Class A, 3.192% , 5/25/37 (144A)	198,456
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
	(Cost $6,916,429)	$ 7,302,622
CORPORATE BONDS — 9.3% of Net Assets
Advertising — 0.1%
1,860,000	Clear Channel Outdoor Holdings, Inc., 7.50%, 6/1/29 (144A)	$ 1,927,425
570,000	Clear Channel Outdoor Holdings, Inc., 7.75%, 4/15/28 (144A)	591,375
	Total Advertising	$ 2,518,800
Airlines — 0.4%
5,000,000	American Airlines 2021-1 Class B Pass Through Trust,
	3.95%, 7/11/30	$ 4,885,911
453,444	British Airways 2020-1 Class B Pass Through Trust,
	8.375%, 11/15/28 (144A)	516,000
1,720,000	Mileage Plus Holdings LLC/Mileage Plus Intellectual
	Property Assets, Ltd., 6.50%, 6/20/27 (144A)	1,827,500
	Total Airlines	$ 7,229,411

The accompanying notes are an integral part of these financial statements.

30 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22

Principal
Amount
USD ($)		Value
Auto Parts & Equipment — 0.3%
2,617,000	American Axle & Manufacturing, Inc., 6.25%, 3/15/26	$ 2,666,069
1,773,000	Dealer Tire LLC/DT Issuer LLC, 8.00%, 2/1/28 (144A)	1,812,892
	Total Auto Parts & Equipment	$ 4,478,961
Banks — 2.4%
5,000,000(c)	Banco Santander SA, 3.225% (1 Year CMT Index +
	160 bps), 11/22/32	$ 4,797,048
5,000,000(c)	BPCE SA, 3.116% (SOFRRATE + 173 bps), 10/19/32 (144A)	4,823,632
1,818,000	Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)	1,818,309
5,000,000(c)	HSBC Holdings Plc, 2.871% (SOFRRATE + 141
	bps), 11/22/32	4,839,265
8,650,000(c)(d)	ING Groep NV, 6.50% (5 Year USD Swap Rate + 445 bps)	9,255,500
5,857,000(c)(d)	Lloyds Banking Group Plc, 7.50% (5 Year USD Swap
	Rate + 450 bps)	6,499,594
8,125,000(c)(d)	NatWest Group Plc, 8.00% (5 Year USD Swap Rate +
	572 bps)	9,150,781
	Total Banks	$ 41,184,129
Commercial Services — 0.1%
2,255,000	Allied Universal Holdco LLC/Allied Universal Finance
	Corp., 9.75%, 7/15/27 (144A)	$ 2,379,025
	Total Commercial Services	$ 2,379,025
Diversified Financial Services — 0.5%
5,000,000	AerCap Ireland Capital DAC/AerCap Global Aviation
	Trust, 3.30%, 1/30/32	$ 4,881,968
2,920,000	Provident Funding Associates LP/PFG Finance Corp.,
	6.375%, 6/15/25 (144A)	2,978,400
	Total Diversified Financial Services	$ 7,860,368
Entertainment — 0.3%
4,396,000	Scientific Games International, Inc., 8.25%, 3/15/26 (144A)	$ 4,588,325
	Total Entertainment	$ 4,588,325
Media — 0.0%†
724,000	Diamond Sports Group LLC/Diamond Sports Finance
	Co., 6.625%, 8/15/27 (144A)	$ 186,430
	Total Media	$ 186,430
Oil & Gas — 0.3%
5,000,000	Lundin Energy Finance BV, 3.10%, 7/15/31 (144A)	$ 4,883,516
ARS 22,000,000	YPF SA, 16.50%, 5/9/22 (144A)	93,344
	Total Oil & Gas	$ 4,976,860

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22 31

Schedule of Investments | 1/31/22

(unaudited) (continued)

Principal
Amount
USD ($)		Value
Pipelines — 0.4%
2,200,000	Delek Logistics Partners LP/Delek Logistics Finance
	Corp., 6.75%, 5/15/25	$ 2,208,822
1,669,000(c)(d)	Energy Transfer LP Series A, 6.25% (3 Month USD
	LIBOR + 402 bps)	1,472,893
3,328,000	EnLink Midstream Partners LP, 5.60%, 4/1/44	3,011,840
	Total Pipelines	$ 6,693,555
Retail — 0.2%
3,180,000	AAG FH LP/AAG FH Finco, Inc., 9.75%, 7/15/24 (144A)	$ 3,140,345
	Total Retail	$ 3,140,345
Telecommunications — 4.2%
35,401,000	Lumen Technologies, Inc. Series P, 7.60%, 9/15/39	$ 35,350,908
35,722,000	Lumen Technologies, Inc. Series U, 7.65%, 3/15/42	35,889,179
	Total Telecommunications	$ 71,240,087
Transportation — 0.1%
2,065,000	Danaos Corp., 8.50%, 3/1/28 (144A)	$ 2,250,850
	Total Transportation	$ 2,250,850
TOTAL CORPORATE BONDS
	(Cost $151,224,039)	$ 158,727,146

Shares
PREFERRED STOCK — 0.0%† of Net Assets
Internet & Direct Marketing Retail — 0.0%†
7,000	Qurate Retail, Inc., 8.00%, 3/15/31	$ 672,980
	Total Internet & Direct Marketing Retail	$ 672,980
TOTAL PREFERRED STOCK
	(Cost $698,222)	$ 672,980
WARRANTS — 0.0%† of Net Assets
Health Care Providers & Services — 0.0%†
959,816(e)	ANR, Inc.,3/31/23	$ 5,759
	Total Health Care Providers & Services	$ 5,759
TOTAL WARRANTS
	(Cost $—)	$ 5,759

The accompanying notes are an integral part of these financial statements.

32 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22

Principal
Amount
USD ($)		Value
	INSURANCE-LINKED SECURITIES — 2.6% of
	Net Assets#
	Event Linked Bonds — 1.5%
	Earthquakes – U.S. — 0.1%
250,000(a)	Sakura Re, 4.266%, (3 Month U.S. Treasury Bill +
	400 bps), 4/7/25 (144A)	$ 254,700
500,000(a)	Torrey Pines Re Pte, Ltd., 4.266%, (3 Month U.S. Treasury
	Bill + 400 bps), 6/7/24 (144A)	500,600
		$ 755,300
	Inland Flood – U.S. — 0.1%
500,000(a)	FloodSmart Re, 15.346%, (3 Month U.S. Treasury Bill +
	1,508 bps), 2/27/23 (144A)	$ 495,950
1,350,000(a)	FloodSmart Re, 13.266%, (3 Month U.S. Treasury Bill +
	1,300 bps), 3/1/24 (144A)	1,337,580
		$ 1,833,530
	Multiperil – U.S. — 0.4%
700,000(a)	Bonanza Re, 5.136%, (3 Month U.S. Treasury Bill + 487
	bps), 2/20/24 (144A)	$ 710,220
250,000(a)	Caelus Re VI, Ltd., 5.646%, (3 Month U.S. Treasury Bill +
	538 bps), 6/7/23 (144A)	254,750
1,250,000(a)	Easton Re Pte, 4.266%, (3 Month U.S. Treasury Bill + 400
	bps), 1/8/24 (144A)	1,255,250
500,000(a)	Four Lakes Re, 9.766%, (3 Month U.S. Treasury Bill + 950
	bps), 1/5/24 (144A)	504,850
500,000(a)	Four Lakes Re, 7.266%, (3 Month U.S. Treasury Bill + 700
	bps), 1/5/24 (144A)	500,500
500,000(a)	Herbie Re, 9.266%, (3 Month U.S. Treasury Bill + 900 bps),
	1/8/25 (144A)	517,700
1,000,000(a)	Residential Reinsurance 2020, 6.776%, (3 Month U.S.
	Treasury Bill + 651 bps), 12/6/24 (144A)	1,017,300
500,000(a)	Residential Reinsurance 2021, 5.766%, (3 Month U.S.
	Treasury Bill + 550 bps), 12/6/25 (144A)	500,050
750,000(a)	Residential Reinsurance 2021 Re, 12.016%, (3 Month U.S.
	Treasury Bill + 1,175 bps), 12/6/25 (144A)	749,250
1,250,000(a)	Sanders Re II, 3.766%, (3 Month U.S. Treasury Bill + 350
	bps), 4/7/25 (144A)	1,254,875
		$ 7,264,745

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22 33

Schedule of Investments | 1/31/22

(unaudited) (continued)

Principal
Amount
USD ($)		Value
Multiperil – U.S. & Canada — 0.3%
250,000(a)	Kilimanjaro III Re, 11.516%, (3 Month U.S. Treasury Bill +
	1,125 bps), 4/21/25 (144A)	$ 250,375
250,000(a)	Kilimanjaro III Re, 11.516%, (3 Month U.S. Treasury Bill +
	1,125 bps), 4/20/26 (144A)	247,925
250,000(a)	Kilimanjaro III Re, 4.766%, (3 Month U.S. Treasury Bill +
	450 bps), 4/21/25 (144A)	252,750
250,000(a)	Kilimanjaro III Re, 4.516%, (3 Month U.S. Treasury Bill +
	425 bps), 4/20/26 (144A)	253,900
250,000(a)	Mona Lisa Re, 8.266%, (3 Month U.S. Treasury Bill + 800
	bps), 1/9/23 (144A)	252,975
500,000(a)	Mona Lisa Re,, 7.266%, (3 Month U.S. Treasury Bill + 700
	bps), 7/8/25 (144A)	504,950
500,000(a)	Mystic Re IV, 11.956%, (3 Month U.S. Treasury Bill + 1,169
	bps), 1/8/25 (144A)	496,450
1,750,000(a)	Mystic Re IV, 6.076%, (3 Month U.S. Treasury Bill + 581
	bps), 1/8/25 (144A)	1,761,725
500,000(a)	Mystic Re IV, Ltd., 9.266%, (3 Month U.S. Treasury Bill +
	900 bps), 1/8/24 (144A)	512,500
$ 4,533,550
Multiperil – U.S. Regional — 0.0%†
750,000(a)	Long Point Re III 2018, 3.016%, (3 Month U.S. Treasury
	Bill + 275 bps), 6/1/22 (144A)	$ 751,500
Multiperil – Worldwide — 0.1%
1,000,000(a)	Northshore Re II, 6.016%, (3 Month U.S. Treasury Bill +
	575 bps), 1/8/24 (144A)	$ 1,022,200
Pandemic – U.S — 0.0%†
250,000(a)	Vitality Re XI, 2.066%, (3 Month U.S. Treasury Bill +
	180 bps), 1/9/24 (144A)	$ 245,050
Windstorm – Florida — 0.1%
1,250,000(a)	First Coast Re III Pte, Ltd., 6.266%, (3 Month U.S.
	Treasury Bill + 600 bps), 4/7/25 (144A)	$ 1,269,125
750,000(a)	Merna Reinsurance II, Ltd., 5.766%, (3 Month U.S.
	Treasury Bill + 550 bps), 7/8/24 (144A)	766,425
$ 2,035,550
Windstorm – Japan — 0.0%†
500,000(a)	Sakura Re, 2.516%, (3 Month U.S. Treasury Bill +
	225 bps), 4/7/25 (144A)	$ 502,800
Windstorm – North Carolina — 0.1%
1,000,000(a)	Cape Lookout Re, 3.516%, (3 Month U.S. Treasury
	Bill + 325 bps), 3/22/24 (144A)	$ 1,002,400

The accompanying notes are an integral part of these financial statements.

34 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22

Principal
Amount
USD ($)		Value
Windstorm – Texas — 0.1%
1,250,000(a)	Alamo Re,, 4.266%, (3 Month U.S. Treasury Bill +
	400 bps), 6/7/24 (144A)	$ 1,270,125
Windstorm – U.S — 0.0%†
500,000(a)	Bonanza Re, 5.016%, (3 Month U.S. Treasury Bill +
	475 bps), 12/23/24 (144A)	$ 504,350
Windstorm – U.S. Regional — 0.2%
2,000,000(a)	Matterhorn Re, 5.648%, (3 Month USD LIBOR + 550
	bps), 12/7/22 (144A)	$ 1,999,400
750,000(a)	Matterhorn Re, 4.398%, (3 Month USD LIBOR + 425
	bps), 12/7/22 (144A)	751,725
$ 2,751,125
	Total Event Linked Bonds	$ 24,472,225

Face
Amount
USD ($)
	Collateralized Reinsurance — 0.4%
	Multiperil – Massachusetts — 0.0%†
500,000(b)(f)+	Denning Re 2021, 7/31/25	$ 500,834
	Multiperil – U.S.—0.3%
1,800,000(b)(f)+	Ballybunion Re 2020, 2/28/23	$ 557,100
2,000,000(b)(f)+	Ballybunion Re 2021, 1/31/25	2,074,392
1,500,000(b)(f)+	Ballybunion Re 2021-2, 6/30/25	1,552,200
750,000(b)(f)+	Ballybunion Re 2021-3, 7/31/25	760,500
250,000(b)(f)+	Dingle Re 2020, 12/31/22	24,068
		$ 4,968,260
	Multiperil – U.S. Regional — 0.1%
500,000(b)(f)+	Ailsa Re 2021, 6/30/25	$ 513,839
	Multiperil – Worldwide — 0.0%†
700,000(b)(f)+	Cypress Re 2017, 1/31/23	$ 70
19,000(b)(f)+	Limestone Re, 9/9/22 (144A)	—
26,000(f)+	Limestone Re, 9/9/22 (144A)	—
500,000(b)(f)+	Limestone Re 2020-1, 3/1/24 (144A)	35,450
700,000(b)(f)+	Resilience Re, 5/1/22	—
300,000(b)(f)+	Walton Health Re 2019, 6/30/22	250,380
250,000(f)+	Walton Heath Re 2021, 1/15/24	175,000
		$ 460,900
	Windstorm – Florida — 0.0%†
250,000(b)(f)+	Isosceles Re 2021, 6/30/25	$ 249,050

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22 35

Schedule of Investments | 1/31/22

(unaudited) (continued)

Face
Amount
USD ($)		Value
	Windstorm – U.S — 0.0%†
250,000(b)(f)+	Shadow Creek Re 2021, 7/31/25	$ 3,796
	Windstorm – U.S. Multistate — 0.0%†
250,000(b)(f)+	White Heron Re 2021, 6/30/25	$ 5,350
	Windstorm – U.S. Regional — 0.0%†
500,000(f)+	Isosceles Insurance, Ltd., 7/10/23	$ 501,250
250,000(b)(f)+	Oakmont Re 2017, 4/30/23	7,350
		$ 508,600
	Total Collateralized Reinsurance	$ 7,210,629
	Reinsurance Sidecars — 0.7%
	Multiperil – U.S. — 0.0%†
500,000(b)(f)+	Carnoustie Re 2021, 12/31/24	$ 23,700
1,500,000(b)(g)+	Harambee Re 2019, 12/31/22	1,650
		$ 25,350
	Multiperil – Worldwide—0.7%
2,400(f)+	Alturas Re 2019-1, 3/10/23 (144A)	$ 16,195
12,149(g)+	Alturas Re 2019-2, 3/10/23	17,106
60,078(g)+	Alturas Re 2020-2, 3/10/23	50,213
439,922(b)(g)+	Alturas Re 2021-2, 12/31/24	572
1,000,000(b)(g)+	Alturas Re 2021-3, 7/31/25	929,600
750,000(b)(f)+	Bantry Re 2019, 12/31/22	25,473
750,000(b)(f)+	Bantry Re 2021, 12/31/24	739,275
46,259(b)(f)+	Berwick Re 2018-1, 12/31/22	3,576
1,391,977(b)(f)+	Berwick Re 2019-1, 12/31/22	166,341
15,000(b)(f)+	Eden Re II, 3/22/23 (144A)	56,421
100,000(b)(f)+	Eden Re II, 3/22/24 (144A)	53,200
270,000(b)(f)+	Eden Re II, 3/21/25 (144A)	215,100
180,000(f)	Eden Re II, Ltd., 3/21/25 (144A)	141,600
750,000(b)(f)+	Gleneagles Re 2019, 12/31/22	16,760
500,000(b)(f)+	Gleneagles Re 2021, 12/31/24	119,772
1,500,000(b)(f)+	Gullane Re 2021, 12/31/24	1,323,000
250,000(b)(g)+	Lion Rock Re 2021, 12/31/24	195,225
2,000,000(b)(f)+	Merion Re 2021-2, 12/31/24	1,890,000
1,250,000(b)(f)+	Pangaea Re 2019-1, 2/1/23	26,047
750,000(b)(f)+	Pangaea Re 2020-1, 2/1/24	15,916
1,500,000(b)(f)+	Pangaea Re 2021-1, 12/31/24	43,276
500,000(b)(f)+	RosaPenna Re 2021, 7/31/25	518,000
200,000(f)+	Sector Re V, 3/1/24 (144A)	154,540
100,000(f)+	Sector Re V, 12/1/24 (144A)	294,230

The accompanying notes are an integral part of these financial statements.

36 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22

Face
Amount
USD ($)		Value
	Multiperil – Worldwide — (continued)
320(f)+	Sector Re V, 3/1/25 (144A)	$ 17,349
1,109(b)(f)+	Sector Re V, 12/1/25 (144A)	50,123
1,995(b)(f)+	Sector Re V, 12/1/25 (144A)	90,166
300,000(f)+	Sector Re V, Ltd., 3/1/26 (144A)	329,730
250,000(f)+	Sector Re V, Ltd., 3/1/26 (144A)	274,775
1,500,000(b)(g)+	Thopas Re 2019, 12/31/22	—
1,000,000(b)(g)+	Thopas Re 2020, 12/31/23	7,100
1,500,000(b)(g)+	Thopas Re 2021, 12/31/24	1,556,400
1,500,000(b)(g)+	Torricelli Re 2021, 7/31/25	1,416,150
1,600,000(b)(f)+	Versutus Re 2019-B, 12/31/22	—
1,500,000(b)(g)+	Viribus Re 2019, 12/31/22	62,700
1,000,000(b)(g)+	Viribus Re 2020, 12/31/23	8,100
898,080(b)(g)+	Viribus Re 2021, 12/31/24	870,150
600,000(b)(f)+	Woburn Re 2019, 12/31/22	152,622
		$ 11,846,803
	Total Reinsurance Sidecars	$ 11,872,153
	TOTAL INSURANCE-LINKED SECURITIES
	(Cost $43,253,660)	$ 43,555,007

Principal
Amount
USD ($)
FOREIGN GOVERNMENT BONDS — 2.7% of
Net Assets
Brazil — 1.0%
BRL 94,154,000	Brazil Notas do Tesouro Nacional Serie F, 10.000%, 1/1/25	$ 17,179,583
	Total Brazil	$ 17,179,583
Egypt — 1.5%
14,560,000	Egypt Government International Bond, 5.875%,
	2/16/31 (144A)	$ 12,287,038
14,430,000	Egypt Government International Bond, 7.053%,
	1/15/32 (144A)	12,695,803
	Total Egypt	$ 24,982,841
Russia — 0.1%
RUB 59,913,000	Russian Federal Bond - OFZ, 7.000%, 8/16/23	$ 747,779
RUB 61,885,000	Russian Federal Bond - OFZ, 7.700%, 3/23/33	717,003
RUB 59,074,000	Russian Federal Bond - OFZ, 8.150%, 2/3/27	729,124
	Total Russia	$ 2,193,906

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22 37

Schedule of Investments | 1/31/22

(unaudited) (continued)

Principal
Amount
USD ($)		Value
Trinidad — 0.1%
2,113,000	Trinidad & Tobago Government International Bond,
	4.500%, 8/4/26 (144A)	$ 2,160,564
	Total Trinidad	$ 2,160,564
TOTAL FOREIGN GOVERNMENT BONDS
	(Cost $46,609,768)	$ 46,516,894

Shares
EQUITY LINKED NOTES — 18.4% of Net Assets
Advertising — 0.2%
123,400	Credit Suisse AG (Outfront Media, Inc.), 15.10%, 3/22/22	$ 2,933,835
	Advertising	$ 2,933,835
Aerospace & Defense — 0.3%
104,600	Citigroup Global Markets Holdings, Inc. (Spirit
	AeroSystems Holdings, Inc.), 15.15%, 10/17/22 (144A)	$ 4,568,405
	Total Aerospace & Defense	$ 4,568,405
Air Freight & Logistics — 0.2%
51,730	Royal Bank of Canada (Aercap Holdings NV),
	15.34%, 4/4/22	$ 3,118,284
	Total Air Freight & Logistics	$ 3,118,284
Auto Manufacturers — 0.2%
62,800	Citigroup Global Markets Holdings, Inc. (General
	Motors Co.), 12.96%, 4/11/22 (144A)	$ 3,277,532
	Auto Manufacturers	$ 3,277,532
Banks — 1.8%
94,400	Citigroup Global Markets Holdings, Inc. (Citizens
	Financial Group), 10.99%, 6/10/22 (144A)	$ 4,786,080
23,900	Citigroup Global Markets Holdings, Inc. (Micron
	Technology, Inc.), 10.80%, 4/11/22 (144A)	3,846,705
106,000	Citigroup Global Markets Holdings, Inc. (Wells
	Fargo & Co.), 8.66%, 7/6/22 (144A)	5,219,440
92,900	JP Morgan Structured Products BV (Wells Fargo &
	Co.), 0.009%, 4/19/22	4,075,000
44,100	Merrill Lynch International & Co. CV (Spirit AeroSystems
	Holdings, Inc.), 0.136%, 5/13/22	1,713,766
236,800	UBS AG (Barrick Gold Corp.), 10.45%, 11/29/22 (144A)	4,608,128
140,100(b)	UBS AG (Wells Fargo & Co.), 8.60%, 4/26/22 (144A)	6,562,284
	Total Banks	$ 30,811,403

The accompanying notes are an integral part of these financial statements.

38 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22

Shares			Value
Beverages — 1.0%
	46,900	BNP Paribas Issuance BV (Constellation Brands, Inc.),
		6.76%, 4/19/22 (144A)	$ 10,900,498
	29,900	Citigroup Global Markets Holdings, Inc. (Spirit
		AeroSystems Holdings, Inc.), 6.51%, 10/18/22 (144A)	6,691,471
		Total Beverages	$ 17,591,969
Chemicals — 0.7%
	116,100	Toronto-Dominion Bank (Mosaic Co.), 15.87%, 4/1/22	$ 3,894,343
	223,400	Toronto-Dominion Bank (Mosaic Co.), 18.38%, 3/22/22	7,971,582
		Total Chemicals	$ 11,865,925
Commercial Services & Supplies — 1.0%
	65,900	Goldman Sachs International (INTL Flavours &
		Fragrance), 11.01%, 2/23/22	$ 8,680,677
	426,200	Merrill Lynch International & Co. CV (Compass Group
		Plc), 8.70%, 2/22/22	9,237,885
		Total Commercial Services & Supplies	$ 17,918,562
Consumer Discretionary — 0.5%
	128,000	Citigroup Global Markets Holdings, Inc. (Omnicom
		Group), 10.66%, 2/15/22 (144A)	$ 9,146,880
		Consumer Discretionary	$ 9,146,880
Consumer Finance — 0.6%
	76,700	Citigroup Global Markets Holdings, Inc. (Aercap
		Holdings NV), 11.52%, 5/3/22 (144A)	$ 4,621,175
	105,600	Goldman Sachs International (Aercap Holdings NV),
		16.40%, 3/22/22	6,060,912
		Total Consumer Finance	$ 10,682,087
Health Care Providers & Services — 0.3%
	180,600	BNP Paribas Issuance BV (Elanco Animal Health, Inc.),
		11.87%, 3/7/22	$ 4,720,884
		Total Health Care Providers & Services	$ 4,720,884
Hotels, Restaurants & Leisure — 0.7%
	52,900	BNP Paribas Issuance BV (Marriott International, Inc.),
		11.09%, 3/1/22	$ 7,545,392
	24,300	Toronto-Dominion Bank (Marriott International, Inc.),
		9.68%, 4/11/22	3,795,040
		Total Hotels, Restaurants & Leisure	$ 11,340,432

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22 39

Schedule of Investments | 1/31/22

(unaudited) (continued)

Shares			Value
Information Technology — 0.6%
	188,200	Goldman Sachs International (Kyndryl Holdings, Inc.),
		16.32%, 1/20/23	$ 3,240,804
	148,200	JP Morgan Structured Products BV (Cisco Systems, Inc.),
		8.05%, 3/29/22	7,819,032
		Information Technology	$ 11,059,836
Interactive Media & Services — 0.9%
	25,800	Merrill Lynch International & Co. CV (Facebook, Inc.),
		0.104%, 3/1/22	$ 7,563,270
	26,000	Merrill Lynch International & Co. CV (Facebook, Inc.),
		10.85%, 2/11/22 (144A)	7,597,070
		Total Interactive Media & Services	$ 15,160,340
Internet & Direct Marketing Retail — 2.7%
	3,500	Goldman Sachs International ( Amazon.Com, Inc.,
		9.50%, 2/10/22	$ 10,568,512
	52,300	Goldman Sachs International (Alibaba Group Holdings,
		Ltd.), 15.39%, 12/20/22	6,551,883
	52,300	Goldman Sachs International (Alibaba Group Holdings,
		Ltd.), 27.34%, 3/10/22	6,702,506
	22,100	JP Morgan Structured Products BV (Expedia Group,
		Inc.), 10.61%, 11/22/22	3,876,499
	31,400	Royal Bank of Canada (Alibaba Group Holdings, Ltd.),
		10.39%, 4/21/22 (144A)	4,153,278
	15,700	Royal Bank of Canada (Alibaba Group Holdings, Ltd.),
		10.56%, 8/15/22 (144A)	2,157,259
	25,700	Royal Bank of Canada (Alibaba Group Holdings, Ltd.),
		12.92%, 2/11/22 (144A)	3,315,943
	21,000	Royal Bank of Canada (Alibaba Group Holdings, Ltd.),
		13.89%, 10/18/22 (144A)	2,859,990
	99,200	Royal Bank of Canada (eBay, Inc.), 8.12%, 6/14/22 (144A)	6,014,992
		Total Internet & Direct Marketing Retail	$ 46,200,862
Iron & Steel — 0.4%
	38,500	Royal Bank of Canada (Stanley Black & Decker, Inc.),
		10.02%, 2/14/22	$ 6,792,748
		Iron & Steel	$ 6,792,748
IT Services — 0.2%
	83,400	BNP Paribas Issuance BV ( National Instrument Corp.),
		8.63%, 1/31/23	$ 3,310,146
		Total IT Services	$ 3,310,146
Leisure Products — 0.2%
	76,400	JP Morgan Structured Products BV (Tapestry, Inc.)
		Series 0000, 12.30%, 7/5/22	$ 2,951,332
		Total Leisure Products	$ 2,951,332

The accompanying notes are an integral part of these financial statements.

40 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22

Shares		Value
Media — 0.2%
102,800	Credit Suisse AG (Meredith Corp.), 17.60%, 5/10/22	$ 3,521,393
	Total Media	$ 3,521,393
Metals & Mining — 1.4%
239,800	Credit Suisse AG (Teck Resources, Ltd.), 17.10%, 3/7/22	$ 6,179,886
202,300	Goldman Sachs International (Teck Resources, Ltd.),
	13.30%, 1/23/23	6,419,990
131,100	Toronto-Dominion Bank (Alcoa Corp.), 17.36%, 12/20/22	6,859,873
268,900	UBS AG (Barrick Gold Corp.), 9.75%, 1/20/23 (144A)	4,982,717
	Total Metals & Mining	$ 24,442,466
Oil, Gas & Consumable Fuels — 1.4%
377,500	Goldman Sachs International (Range Resources
	Corporation), 18.96%, 1/23/23	$ 7,533,012
343,000	JP Morgan Structured Products BV (Range Resources
	Corp.), 20.10%, 9/7/22	5,237,754
1,130,400	Merrill Lynch International & Co. CV (INPEX Corp.),
	10.57%, 2/15/22	7,686,996
217,200	Merrill Lynch International & Co. CV (Range Resources
	Corp.), 0.209%, 9/30/22	4,022,544
	Total Oil, Gas & Consumable Fuels	$ 24,480,306
Personal Products — 0.2%
11,800	Citigroup Global Markets Holdings, Inc. (Ulta Beauty,
	Inc.), 10.25%, 4/11/22 (144A)	$ 3,887,628
	Total Personal Products	$ 3,887,628
Pharmaceuticals — 0.6%
49,700	UBS AG (Eli Lilly & Co.), 6.80%, 5/24/22 (144A)	$ 10,044,867
	Total Pharmaceuticals	$ 10,044,867
Semiconductors & Semiconductor Equipment — 2.1%
41,200	Citigroup Global Markets Holdings, Inc. (Micron
	Technology, Inc.), 12.55%, 4/11/22 (144A)	$ 3,401,884
46,400	Goldman Sachs International (QUALCOMM, Inc),
	13.27%, 2/15/22	7,483,160
27,700(h)	JP Morgan Structured Products BV (QUALCOMM,
	Inc.), 1/20/23	4,760,522
49,500	Royal Bank of Canada (MKS Instruments, Inc.), 10.51%,
	12/20/22 (144A)	7,797,487
158,500(b)	UBS AG (Micron Technology, Inc.), 11.10%, 5/27/22 (144A)	12,557,955
	Total Semiconductors & Semiconductor Equipment	$ 36,001,008
Total Equity Linked Notes
	(Cost $318,540,341)	$ 315,829,130

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22 41

Schedule of Investments | 1/31/22

(unaudited) (continued)

Principal
Amount
USD ($)		Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS — 3.5% of Net Assets
60,000,000(h)	U.S. Treasury Bills, 2/15/22	$ 59,999,047
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
	(Cost $59,999,183)	$ 59,999,047

Shares
INVESTMENT COMPANIES — 0.5% of Net Assets
1,806,898	Invesco Senior Income Trust	$ 7,986,489
TOTAL INVESTMENT COMPANIES
	(Cost $7,682,102)	$ 7,986,489
SHORT TERM INVESTMENTS — 3.4% of Net Assets
Open-End Fund — 3.4%
58,557,346(i)	Dreyfus Government Cash Management, Institutional
	Shares, 0.03%	$ 58,557,346
$ 58,557,346
TOTAL SHORT TERM INVESTMENTS
	(Cost $58,557,346)	$ 58,557,346

Number of				Strike	Expiration
Contracts	Description	Counterparty	Notional	Price	Date
EXCHANGE-TRADED PUT OPTION
PURCHASED — 0.1%
300	Put Option	Citigroup Global	USD 824,900	USD 89.00	3/4/22	$ 806,250
	on JPY	Markets, Ltd.
EXCHANGE-TRADED CALL OPTION
PURCHASED — 0.0%†
375	Call Option	Citigroup Global	USD 679,688	USD 1.17	3/4/22	$ 11,719
	on Euro	Markets, Ltd.
OVER THE COUNTER (OTC) CURRENCY
PUT OPTION PURCHASED — 0.1%
1,113,021	iShares	Citibank NA	USD 1,360,000	USD 84.33	4/14/22	$ 2,100,255
iBoxx High
Yield
Corporate
Bond ETF

TOTAL OPTIONS PURCHASED
(Premiums paid $2,864,588)	$ 2,918,224
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 98.8%
(Cost $1,564,426,737)	$ 1,692,820,645
OTHER ASSETS AND LIABILITIES — 1.2%	$ 20,727,632
NET ASSETS — 100.0%	$ 1,713,548,277

The accompanying notes are an integral part of these financial statements.

42 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22

(A.D.R.)	American Depositary Receipts
(G.D.R.)	Global Depositary Receipts
bps	Basis Points
CMT	Constant Maturity Treasury Index
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
SOFR30A	Secured Overnight Financing Rate 30 Day Average
SOFRRATE	Secured Overnight Financing Rate
(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At January 31, 2022, the value of these securities amounted to $344,752,804, or 20.1% of net assets.
(a)	Floating rate note. Coupon rate, reference index and spread shown at January 31, 2022.
(b)	Non-income producing security.
(c)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at January 31, 2022.
(d)	Security is perpetual in nature and has no stated maturity date.
(e)	ANR, Inc. warrants are exercisable into 959,816 shares.
(f)	Issued as participation notes.
(g)	Issued as preference shares.
(h)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(i)	Rate periodically changes. Rate disclosed is the 7-day yield at January 31, 2022.
*	Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at January 31, 2022.
†	Amount rounds to less than 0.1%.
+	Security that used significant unobservable inputs to determine its value.
#	Securities are restricted as to resale.

Restricted Securities	Acquisition date	Cost	Value
Ailsa Re 2021	7/12/2021	$ 500,000	$ 513,839
Alamo Re,	5/21/2021	1,250,000	1,270,125
Alturas Re 2019-1	12/20/2018	2,400	16,195
Alturas Re 2019-2	12/19/2018	12,149	17,106
Alturas Re 2020-2	1/1/2020	60,078	50,213
Alturas Re 2021-2	2/16/2021	22,989	572
Alturas Re 2021-3	7/1/2021	1,000,000	929,600
Ballybunion Re 2020	12/31/2019	477,266	557,100
Ballybunion Re 2021	8/13/2021	2,000,000	2,074,392

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22 43

Schedule of Investments | 1/31/22

(unaudited) (continued)

Restricted Securities	Acquisition date	Cost	Value
Ballybunion Re 2021-2	8/2/2021	$1,500,000	$ 1,552,200
Ballybunion Re 2021-3	8/4/2021	750,000	760,500
Bantry Re 2019	2/1/2019	—	25,473
Bantry Re 2021	1/11/2021	750,000	739,275
Berwick Re 2018-1	10/19/2018	6,757	3,576
Berwick Re 2019-1	2/27/2019	166,329	166,341
Bonanza Re	12/15/2020	500,000	504,350
Bonanza Re	2/13/2020	700,000	710,220
Caelus Re VI, Ltd.	4/9/2021	252,279	254,750
Cape Lookout Re	3/9/2021	1,000,000	1,002,400
Carnoustie Re 2021	1/11/2021	16,752	23,700
Cypress Re 2017	1/24/2017	2,353	70
Denning Re 2021	7/23/2021	489,146	500,834
Dingle Re 2020	2/13/2020	—	24,068
Easton Re Pte	12/15/2020	1,250,000	1,255,250
Eden Re II	12/23/2019	100,000	53,200
Eden Re II	12/14/2018	6,302	56,421
Eden Re II	1/25/2021	270,000	215,100
Eden Re II, Ltd.	12/14/2020	180,000	141,600
First Coast Re III Pte, Ltd.	3/4/2021	1,250,000	1,269,125
FloodSmart Re	2/9/2021	503,510	495,950
FloodSmart Re	2/16/2021	1,350,000	1,337,580
Four Lakes Re	11/5/2020	500,000	500,500
Four Lakes Re	11/5/2020	500,000	504,850
Gleneagles Re 2019	1/24/2019	—	16,760
Gleneagles Re 2021	1/13/2021	128,922	119,772
Gullane Re 2021	2/16/2021	1,500,000	1,323,000
Harambee Re 2019	12/20/2018	—	1,650
Herbie Re	10/19/2020	500,000	517,700
Isosceles Insurance, Ltd.	6/25/2021	500,000	501,250
Isosceles Re 2021	7/19/2021	227,760	249,050
Kilimanjaro III Re	4/8/2021	250,000	250,375
Kilimanjaro III Re	4/8/2021	250,000	247,925
Kilimanjaro III Re	4/8/2021	250,000	253,900
Kilimanjaro III Re	4/8/2021	250,000	252,750
Limestone Re	12/15/2016	13,131	—
Limestone Re	12/27/2018	18,047	—
Limestone Re 2020-1	1/3/2020	11,011	35,450
Lion Rock Re 2021	12/30/2020	250,000	195,225
Long Point Re III 2018	3/1/2019	750,052	751,500
Matterhorn Re	4/9/2021	750,569	751,725
Matterhorn Re	4/9/2021	2,001,096	1,999,400
Merion Re 2021-2	12/28/2020	2,000,000	1,890,000
Merna Reinsurance II, Ltd.	6/8/2021	750,000	766,425
Mona Lisa Re	4/9/2021	252,100	252,975
Mona Lisa Re,	6/22/2021	500,000	504,950
Mystic Re IV	6/9/2021	1,748,493	1,761,725

The accompanying notes are an integral part of these financial statements.

44 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22

Restricted Securities	Acquisition date	Cost	Value
Mystic Re IV	6/9/2021	$ 500,000	$ 496,450
Mystic Re IV, Ltd.	12/15/2020	500,000	512,500
Northshore Re II	12/2/2020	1,000,000	1,022,200
Oakmont Re 2017	5/10/2017	—	7,350
Pangaea Re 2019-1	1/9/2019	13,124	26,047
Pangaea Re 2020-1	1/21/2020	—	15,916
Pangaea Re 2021-1	1/28/2021	81,826	43,276
Residential
Reinsurance 2020	4/9/2021	1,005,488	1,017,300
Residential
Reinsurance 2021	10/28/2021	500,000	500,050
Residential
Reinsurance 2021 Re	10/28/2021	750,000	749,250
Resilience Re	2/8/2017	2,139	—
RosaPenna Re 2021	7/16/2021	500,000	518,000
Sakura Re	3/24/2021	500,000	502,800
Sakura Re	3/24/2021	250,000	254,700
Sanders Re II	5/24/2021	1,250,000	1,254,875
Sector Re V	4/23/2019	200,000	154,540
Sector Re V	12/4/2019	100,000	294,230
Sector Re V	4/29/2020	320	17,349
Sector Re V	12/4/2020	1,109	50,123
Sector Re V	12/21/2020	1,995	90,166
Sector Re V, Ltd.	5/21/2021	300,000	329,730
Sector Re V, Ltd.	4/26/2021	250,000	274,775
Shadow Creek Re 2021	8/31/2021	—	3,796
Thopas Re 2019	12/21/2018	—	—
Thopas Re 2020	2/5/2020	—	7,100
Thopas Re 2021	12/30/2020	1,500,000	1,556,400
Torrey Pines Re Pte, Ltd.	3/12/2021	500,000	500,600
Torricelli Re 2021	7/1/2021	1,500,000	1,416,150
Versutus Re 2019-B	12/24/2018	—	—
Viribus Re 2019	12/27/2018	—	62,700
Viribus Re 2020	3/12/2020	101,920	8,100
Viribus Re 2021	2/1/2021	898,080	870,150
Vitality Re XI	1/31/2020	248,929	245,050
Walton Health Re 2019	7/18/2019	183,361	250,380
Walton Heath Re 2021	6/28/2021	214,000	175,000
White Heron Re 2021	6/9/2021	—	5,350
Woburn Re 2019	1/30/2019	131,878	152,622
Total Restricted Securities			$43,555,007
% of Net assets			2.6%

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22 45

Schedule of Investments | 1/31/22

(unaudited) (continued)

FUTURES CONTRACT
INDEX FUTURES CONTRACTS
Number of					Unrealized
Contracts		Expiration	Notional	Market	Appreciation
Long	Description	Date	Amount	Value	(Depreciation)
199	TOPIX INDEX	3/10/22	$34,879,437	$32,829,466	$(2,049,971)
Number of
Contracts		Expiration	Notional	Market	Unrealized
Short	Description	Date	Amount	Value	(Depreciation)
117	NASDAQ 100	3/18/22	$ (38,093,915)	$ (34,877,700)	$ 3,216,215
	E-MINI
928	S&P 500	3/18/22	(217,068,294)	(208,997,200)	8,071,094
	E-MINI
			$ (255,162,209)	$ (243,874,900)	$11,287,309
TOTAL FUTURES CONTRACTS			$(220,282,772)	$(211,045,434)	$ 9,237,338

Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.

ARS	— Argentina Peso
BRL	— Brazil Real
RUB	— Russia Ruble

Purchases and sales of securities (excluding short term investments) for the six months ended January 31, 2022, aggregated $460,331,436 and $458,491,647, respectively.

The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended January 31, 2022, the Fund did not engage in any cross trade activity.

At January 31, 2022, the net unrealized appreciation on investments based on cost for federal tax purposes of $1,564,426,737 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$170,322,825
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(41,928,917)
Net unrealized appreciation	$128,393,908

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.

Level 1 –	unadjusted quoted prices in active markets for identical securities.
Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements —Note 1A.
Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

The accompanying notes are an integral part of these financial statements.

46 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22

The following is a summary of the inputs used as of January 31, 2022, in valuing the Fund’s investments:

	Level 1	Level 2	Level 3	Total
Senior Secured Floating Rate
Loan Interests	$ —	$ 33,199,376	$	$ 33,199,376
Common Stocks
Diversified
Telecommunication Services	—	17,548,136	—	17,548,136
Insurance	36,929,992	3,606,990	—	40,536,982
All Other Common Stocks	817,365,299	—	—	817,365,299
Asset Backed Securities	—	11,833,800	—	11,833,800
Collateralized Mortgage
Obligations	—	70,266,408	—	70,266,408
Commercial Mortgage-Backed
Securities	—	7,302,622	—	7,302,622
Corporate Bonds	—	158,727,146	—	158,727,146
Investment Companies	7,986,489	—	—	7,986,489
Preferred Stock	672,980	—	—	672,980
Warrants	5,759	—	—	5,759
Insurance-Linked Securities
Collateralized Reinsurance
Multiperil – Massachusetts	—	—	500,834	500,834
Multiperil – U.S.	—	—	4,968,260	4,968,260
Multiperil – U.S. Regional	—	—	513,839	513,839
Multiperil – Worldwide	—	—	460,900	460,900
Windstorm – Florida	—	—	249,050	249,050
Windstorm – U.S	—	—	3,796	3,796
Windstorm – U.S. Multistate	—	—	5,350	5,350
Windstorm – U.S. Regional	—	—	508,600	508,600
Reinsurance Sidecars
Multiperil – U.S.	—	—	25,350	25,350
Multiperil – Worldwide	—	—	11,846,803	11,846,803
All Other Insurance-Linked
Securities	—	24,472,225	—	24,472,225
Foreign Government Bonds	—	46,516,894	—	46,516,894
U.S. Government and Agency
Obligations	—	59,999,047	—	59,999,047
Open-End Fund	58,557,346	—	—	58,557,346
Equity Linked Notes	—	315,829,130	—	315,829,130
Exchange-Traded Call Option
Purchased	—	11,719	—	11,719
Exchange-Traded Put Option
Purchased	—	806,250	—	806,250
Over The Counter (OTC)
Currency Put Option
Purchased	—	2,100,255	—	2,100,255
Total Investments in Securities	$ 921,517,865	$ 752,219,998	$19,082,782	$1,692,820,645

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22 47

Schedule of Investments | 1/31/22

(unaudited) (continued)

	Level 1	Level 2	Level 3	Total
Other Financial Instruments
Net unrealized appreciation
on futures contracts	$ 9,237,338	$ —	$ —	$ 9,237,338
Total Other Financial
Instruments	$ 9,237,338	$ —	$ —	$ 9,237,338

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

Insurance-
Linked
Securities
Balance as of 7/31/21	$ 27,266,511
Realized gain (loss)(1)	(129,902)
Changed in unrealized appreciation (depreciation)(2)	(1,145,669)
Accrued discounts/premiums	(4,850,054)
Purchases	4,250,000
Sales	(6,308,104)
Transfers in to Level 3*	—
Transfers out of Level 3*	—
Balance as of 1/31/22	$ 19,082,782

(1)	Realized gain (loss) on these securities is included in the realized gain (loss) from investments on the Statement of Operations.
(2)	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.
*	Transfers are calculated on the beginning of period value. For the six months ended January 31, 2022, there were no transfers in or out of Level 3.

Net change in unrealized appreciation (depreciation) of Level 3 investments still held and considered Level 3 at January 31, 2022: $(1,145,669)

The accompanying notes are an integral part of these financial statements.

48 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22

Statement of Assets and Liabilities | 1/31/22

(unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $1,564,426,737)	$ 1,692,820,645
Cash	34,035,723
Foreign currencies, at value (cost $3,911,721)	3,866,693
Due from broker for futures	10,379,354
Receivables —
Fund shares sold	3,139,105
Dividends	3,633,535
Interest	6,152,592
Other assets	117,899
Total assets	$ 1,754,145,546
LIABILITIES:
Payables —
Investment securities purchased	$ 30,482,443
Fund shares repurchased	5,053,390
Distributions	72,964
Trustees’ fees	6,427
Due to Adviser	7,389
Variation margin for futures contracts	4,412,899
Unrealized depreciation on unfunded loan commitments	860
Due to affiliates	161,826
Accrued expenses	399,071
Total liabilities	$ 40,597,269
NET ASSETS:
Paid-in capital	$1,784,881,499
Distributable earnings (loss)	(71,333,222)
Net assets	$1,713,548,277
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $399,401,354/33,700,926 shares)	$ 11.85
Class C (based on $282,160,915/23,897,468 shares)	$ 11.81
Class K (based on $159,395,381/13,070,313 shares)	$ 12.20
Class R (based on $712,562/60,193 shares)	$ 11.84
Class Y (based on $871,878,065/73,831,694 shares)	$ 11.81
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $11.85 net asset value per share/100%-4.50%
maximum sales charge)	$ 12.41

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22 49

Statement of Operations (unaudited)

FOR THE SIX MONTHS ENDED 1/31/22

INVESTMENT INCOME:
Interest from unaffiliated issuers (net of foreign taxes
withheld $85,975)	$ 27,880,890
Dividends from unaffiliated issuers (net of foreign
taxes withheld $855,040)	21,010,700
Total Investment Income		$ 48,891,590
EXPENSES:
Management fees	$ 3,949,117
Administrative expenses	212,896
Transfer agent fees
Class A	96,252
Class C	85,987
Class K	66
Class R	489
Class Y	445,612
Distribution fees
Class A	471,957
Class C	1,456,064
Class R	1,734
Shareowner communications expense	17,778
Custodian fees	117,988
Registration fees	10,112
Professional fees	48,704
Printing expense	40,784
Pricing fees	5,776
Trustees’ fees	34,684
Insurance expense	263
Miscellaneous	70,933
Total expenses		$ 7,067,196
Less fees waived and expenses reimbursed by the Adviser		(20,623)
Net expenses		$ 7,046,573
Net investment income		$ 41,845,017

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$ 32,535,080
Forward foreign currency exchange contracts	(18,452)
Futures contracts	(22,077,353)
Other assets and liabilities denominated in
foreign currencies	(712,627)	$ 9,726,648
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$ 10,339,183
Investments in affiliated issuers	(19,389)
Futures contracts	14,422,095
Unfunded loan commitments	(860)
Other assets and liabilities denominated in
foreign currencies	(131,723)	24,609,306
Net realized and unrealized gain (loss) on investments		$ 34,335,954
Net increase in net assets resulting from operations		$ 76,180,971

The accompanying notes are an integral part of these financial statements.

50 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22

Statements of Changes in Net Assets

	Six Months
	Ended	Year
	1/31/22	Ended
	(unaudited)	7/31/21

FROM OPERATIONS:
Net investment income (loss)	$ 41,845,017	$ 82,168,687
Net realized gain (loss) on investments	9,726,648	40,283,716
Change in net unrealized appreciation (depreciation)
on investments	24,609,306	133,007,285
Net increase in net assets resulting from operations	$ 76,180,971	$ 255,459,688
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.37 and $0.56 per share, respectively)	$ (11,958,902)	$ (16,502,065)
Class C ($0.33 and $0.47 per share, respectively)	(8,043,024)	(12,924,502)
Class K ($0.40 and $0.61 per share, respectively)	(4,528,197)	(7,510,765)
Class R ($0.33 and $0.48 per share, respectively)	(19,704)	(51,848)
Class Y ($0.38 and $0.58 per share, respectively)	(27,335,520)	(33,683,613)
Total distributions to shareowners	$ (51,885,347)	$ (70,672,793)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 256,133,257	$ 428,700,080
Reinvestment of distributions	51,450,637	69,530,413
Cost of shares repurchased	(191,485,804)	(442,257,320)
Net increase in net assets resulting from Fund
share transactions	$ 116,098,090	$ 55,973,173
Net increase in net assets	$ 140,393,714	$ 240,760,068
NET ASSETS:
Beginning of period	$ 1,573,154,563	$ 1,332,394,495
End of period	$ 1,713,548,277	$ 1,573,154,563

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22 51

Statements of Changes in Net Assets

(continued)

	Six Months	Six Months
	Ended	Ended	Year	Year
	1/31/22	1/31/22	Ended	Ended
	Shares	Amount	7/31/21	7/31/21
	(unaudited)	(unaudited)	Shares	Amount
Class A
Shares sold	5,132,335	$ 60,475,955	6,607,052	$ 74,841,192
Reinvestment of distributions	1,014,395	11,851,469	1,466,425	16,218,036
Less shares repurchased	(3,004,226)	(35,220,863)	(8,013,017)	(87,900,406)
Net increase	3,142,504	$ 37,106,561	60,460	$ 3,158,822
Class C
Shares sold	1,322,081	$ 15,526,169	2,439,162	$ 27,711,174
Reinvestment of distributions	691,563	8,043,024	1,169,903	12,842,204
Less shares repurchased	(3,618,341)	(42,413,717)	(8,956,263)	(38,605,763)
Net decrease	(1,604,697)	$ (18,844,524)	(5,347,198)	$ (58,052,385)
Class K
Shares sold	2,399,873	$ 29,490,851	3,430,521	$ 41,294,650
Reinvestment of distributions	373,840	4,499,637	648,832	7,426,909
Less shares repurchased	(1,313,466)	(15,861,050)	(4,048,745)	(47,609,375)
Net increase	1,460,247	$ 18,129,438	30,608	$ 1,112,184
Class R
Shares sold	10,792	$ 126,918	17,293	$ 192,649
Reinvestment of distributions	1,686	19,659	4,772	51,848
Less shares repurchased	(7,490)	(87,171)	(111,182)	(1,253,101)
Net increase/
(decrease)	4,988	$ 59,406	(89,117)	$ (1,008,604)
Class Y
Shares sold	12,830,389	$150,513,364	25,024,826	$ 284,660,415
Reinvestment of distributions	2,322,097	27,036,848	2,986,473	32,991,416
Less shares repurchased	(8,372,906)	(97,903,003)	(18,879,285)	(206,888,675)
Net increase	6,779,580	$ 79,647,209	9,132,014	$ 110,763,156

The accompanying notes are an integral part of these financial statements.

52 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22

Financial Highlights

	Six Months
	Ended	Year	Year	Year	Year	Year
	1/31/22	Ended	Ended	Ended	Ended	Ended
	(unaudited)	7/31/21	7/31/20	7/31/19	7/31/18	7/31/17
Class A
Net asset value, beginning of period	$ 11.67	$ 10.17	$ 10.79	$ 11.59	$ 11.69	$ 10.57
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.30	$ 0.65	$ 0.62	$ 0.62	$ 0.68	$ 0.67
Net realized and unrealized gain (loss) on investments	0.25	1.41	(0.60)	(0.80)	(0.05)	0.99
Net increase (decrease) from investment operations	$ 0.55	$ 2.06	$ 0.02	$ (0.18)	$ 0.63	$ 1.66
Distributions to shareowners:
Net investment income	$ (0.27)	$ (0.56)	$ (0.64)	$ (0.62)	$ (0.73)	$ (0.54)
Net realized gain	(0.10)	—	—	—	—	—
Total distributions	$ (0.37)	$ (0.56)	$ (0.64)	$ (0.62)	$ (0.73)	$ (0.54)
Net increase (decrease) in net asset value	$ 0.18	$ 1.50	$ (0.62)	$ (0.80)	$ (0.10)	$ 1.12
Net asset value, end of period	$ 11.85	$ 11.67	$ 10.17	$ 10.79	$ 11.59	$ 11.69
Total return (b)	4.83%(c)	20.66%	0.28%	(1.56)%	5.41%	16.13%
Ratio of net expenses to average net assets	0.85%(d)	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets	5.10%(d)	5.82%	6.01%	5.58%	5.77%	6.07%
Portfolio turnover rate	31%(c)	106%	126%	108%	126%	131%
Net assets, end of period (in thousands)	$399,401	$356,626	$310,126	$377,722	$374,395	$238,281
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.85%(d)	0.88%	0.89%	0.89%	0.87%	0.92%
Net investment income (loss) to average net assets	5.10%(d)	5.79%	5.97%	5.54%	5.75%	6.00%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22 53

Financial Highlights (continued)

	Six Months
	Ended	Year	Year	Year	Year	Year
	1/31/22	Ended	Ended	Ended	Ended	Ended
	(unaudited)	7/31/21	7/31/20	7/31/19	7/31/18	7/31/17
Class C
Net asset value, beginning of period	$ 11.63	$ 10.13	$ 10.76	$ 11.56	$ 11.66	$ 10.55
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.26	$ 0.56	$ 0.54	$ 0.53	$ 0.58	$ 0.57
Net realized and unrealized gain (loss) on investments	0.25	1.41	(0.61)	(0.80)	(0.05)	0.99
Net increase (decrease) from investment operations	$ 0.51	$ 1.97	$ (0.07)	$ (0.27)	$ 0.53	$ 1.56
Distributions to shareowners:
Net investment income	$ (0.23)	$ (0.47)	$ (0.56)	$ (0.53)	$ (0.63)	$ (0.45)
Net realized gain	(0.10)	—	—	—	—	—
Total distributions	$ (0.33)	$ (0.47)	$ (0.56)	$ (0.53)	$ (0.63)	$ (0.45)
Net increase (decrease) in net asset value	$ 0.18	$ 1.50	$ (0.63)	$ (0.80)	$ (0.10)	$ 1.11
Net asset value, end of period	$ 11.81	$ 11.63	$ 10.13	$ 10.76	$ 11.56	$ 11.66
Total return (b)	4.46%(c)	19.78%	(0.62)%	(2.33)%	4.60%	15.12%
Ratio of net expenses to average net assets	1.61%(d)	1.64%	1.65%	1.64%	1.62%	1.69%
Ratio of net investment income (loss) to average net assets	4.36%(d)	5.04%	5.20%	4.78%	4.94%	5.24%
Portfolio turnover rate	31%(c)	106%	126%	108%	126%	131%
Net assets, end of period (in thousands)	$282,161	$296,575	$312,559	$422,863	$439,179	$310,023
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.61%(d)	1.64%	1.66%	1.65%	1.62%	1.69%
Net investment income (loss) to average net assets	4.36%(d)	5.04%	5.19%	4.77%	4.94%	5.24%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

54 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22

	Six Months
	Ended	Year	Year	Year	Year	Year
	1/31/22	Ended	Ended	Ended	Ended	Ended
	(unaudited)	7/31/21	7/31/20	7/31/19	7/31/18	7/31/17
Class K
Net asset value, beginning of period	$ 12.02	$ 10.47	$ 11.12	$ 11.95	$ 11.85	$10.69
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.33	$ 0.70	$ 0.67	$ 0.67	$ 0.90	$ 0.72
Net realized and unrealized gain (loss) on investments	0.25	1.46	(0.63)	(0.83)	(0.03)	1.01
Net increase (decrease) from investment operations	$ 0.58	$ 2.16	$ 0.04	$ (0.16)	$ 0.87	$ 1.73
Distributions to shareowners:
Net investment income	$ (0.30)	$ (0.61)	$ (0.69)	$ (0.67)	$ (0.77)	$ (0.57)
Net realized gain	(0.10)	—	—	—	—	—
Total distributions	$ (0.40)	$ (0.61)	$ (0.69)	$ (0.67)	$ (0.77)	$ (0.57)
Net increase (decrease) in net asset value	$ 0.18	$ 1.55	$ (0.65)	$ (0.83)	$ 0.10	$ 1.16
Net asset value, end of period	$ 12.20	$ 12.02	$ 10.47	$ 11.12	$ 11.95	$11.85
Total return (b)	4.92%(c)	21.05%	0.44%	(1.32)%	7.51%	16.65%
Ratio of net expenses to average net assets	0.55%(d)	0.57%	0.58%	0.56%	0.56%	0.63%
Ratio of net investment income (loss) to average net assets	5.41%(d)	6.07%	6.30%	5.87%	7.47%	6.46%
Portfolio turnover rate	31%(c)	106%	126%	108%	126%	131%
Net assets, end of period (in thousands)	$159,395	$139,556	$121,281	$125,831	$126,017	$ 558
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.55%(d)	0.57%	0.58%	0.57%	0.56%	0.63%
Net investment income (loss) to average net assets	5.41%(d)	6.07%	6.30%	5.86%	7.47%	6.46%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22 55

Financial Highlights (continued)

	Six Months
	Ended	Year	Year	Year	Year	Year
	1/31/22	Ended	Ended	Ended	Ended	Ended
	(unaudited)	7/31/21	7/31/20	7/31/19	7/31/18	7/31/17
Class R
Net asset value, beginning of period	$11.64	$10.19	$10.83	$ 11.64	$11.74	$10.62
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.28	$ 0.53	$ 0.53	$ 0.55	$ 0.51	$ 0.64
Net realized and unrealized gain (loss) on investments	0.25	1.40	(0.60)	(0.81)	0.06	0.97
Net increase (decrease) from investment operations	$ 0.53	$ 1.93	$ (0.07)	$ (0.26)	$ 0.57	$ 1.61
Distributions to shareowners:
Net investment income	$ (0.23)	$ (0.48)	$ (0.57)	$ (0.55)	$ (0.67)	$ (0.49)
Net realized gain	(0.10)	—	—	—	—	—
Total distributions	$ (0.33)	$ (0.48)	$ (0.57)	$ (0.55)	$ (0.67)	$ (0.49)
Net increase (decrease) in net asset value	$ 0.20	$ 1.45	$ (0.64)	$ (0.81)	$ (0.10)	$ 1.12
Net asset value, end of period	$11.84	$11.64	$10.19	$ 10.83	$11.64	$11.74
Total return (b)	4.66%(c)	19.27%	0.57%	(2.22)%	4.89%	15.53%
Ratio of net expenses to average net assets	1.20%(d)	1.80%	1.63%	1.57%	1.37%	1.37%
Ratio of net investment income (loss) to average net assets	4.74%(d)	4.82%	5.13%	4.92%	4.33%	5.74%
Portfolio turnover rate	31%(c)	106%	126%	108%	126%	131%
Net assets, end of period (in thousands)	$ 713	$ 643	$1,470	$ 835	$ 554	$1,751
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.20%(d)	1.80%	1.63%	1.59%	1.37%	1.37%
Net investment income (loss) to average net assets	4.74%(d)	4.82%	5.13%	4.90%	4.33%	5.74%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

56 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22

	Six Months
	Ended	Year	Year	Year	Year	Year
	1/31/22	Ended	Ended	Ended	Ended	Ended
	(unaudited)	7/31/21	7/31/20	7/31/19	7/31/18	7/31/17
Class Y
Net asset value, beginning of period	$ 11.63	$ 10.13	$ 10.77	$ 11.57	$ 11.67	$ 10.56
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.31	$ 0.67	$ 0.64	$ 0.64	$ 0.71	$ 0.70
Net realized and unrealized gain (loss) on investments	0.25	1.41	(0.62)	(0.80)	(0.06)	0.97
Net increase (decrease) from investment operations	$ 0.56	$ 2.08	$ 0.02	$ (0.16)	$ 0.65	$ 1.67
Distributions to shareowners:
Net investment income	$ (0.28)	$ (0.58)	$ (0.66)	$ (0.64)	$ (0.75)	$ (0.56)
Net realized gain	(0.10)	—	—	—	—	—
Total distributions	$ (0.38)	$ (0.58)	$ (0.66)	$ (0.64)	$ (0.75)	$ (0.56)
Net increase (decrease) in net asset value	$ 0.18	$ 1.50	$ (0.64)	$ (0.80)	$ (0.10)	$ 1.11
Net asset value, end of period	$ 11.81	$ 11.63	$ 10.13	$ 10.77	$ 11.57	$ 11.67
Total return (b)	4.95%(c)	20.97%	0.27%	(1.36)%	5.64%	16.27%
Ratio of net expenses to average net assets	0.65%(d)	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income (loss) to average net assets	5.29%(d)	6.01%	6.20%	5.83%	6.03%	6.38%
Portfolio turnover rate	31%(c)	106%	126%	108%	126%	131%
Net assets, end of period (in thousands)	$871,878	$779,755	$586,958	$840,851	$637,945	$319,117
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.66%(d)	0.67%	0.68%	0.68%	0.66%	0.72%
Net investment income (loss) to average net assets	5.28%(d)	5.99%	6.17%	5.80%	6.02%	6.31%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22 57

Notes to Financial Statements | 1/31/22

(unaudited)

1. Organization and Significant Accounting Policies

Pioneer Multi-Asset Income Fund (the “Fund”) is one of three portfolios comprising Pioneer Series Trust IV (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income to the extent consistent with a relatively high level of stability of principal.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief

58 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22

provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A. Security Valuation

The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

Equity-linked notes and fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers,

Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22 59

Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models to provide an estimated value of the instrument.

Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the counter (“OTC”) options and options on swaps (“swaptions”) are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.

Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

60 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22

Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded.

Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Portfolio’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.

At January 31, 2022, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry valuation model).

B. Investment Income and Transactions

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22 61

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D. Federal Income Taxes

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of January 31, 2022, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable,

62 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22

would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

In determining the daily net asset value, the Fund estimates the reserve for the repatriation of taxes, if any, associated with its investments in certain countries. The estimated reserve for capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforwards (if applicable) and other such factors. As of July 31, 2021, the Fund had accrued $0 in reserve for repatriation taxes related to capital gains.

A portion of the dividend income recorded by the Fund is from distributions by publicly traded real estate investment trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended July 31, 2021 was as follows:

2021
Distributions paid from:
Ordinary income	$70,672,793
Total	$70,672,793

Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22 63

The following shows the components of distributable earnings (losses) on a federal income tax basis at July 31, 2021:

2021
Distributable earnings/(losses):
Undistributed ordinary income	$ 12,572,877
Capital loss carryforward	(222,513,393)
Current year dividend payable	(202,512)
Net unrealized appreciation	114,514,182
Total	$ (95,628,846)

The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to insurance linked securities and PFIC’s, the mark to market of forward foreign currency contracts and futures contracts, tax basis adjustments on REIT holdings, partnerships and other holdings.

E. Fund Shares

The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $84,835 in underwriting commissions on the sale of Class A shares during the six months ended January 31, 2022.

F. Class Allocations

Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 5). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).

The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends.

Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

64 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22

G. Risks

The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Interest rates are very low, which means there is more risk that they may go up. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s recent invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22 65

The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law, or currency exchange restrictions.

Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil and natural gas, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.

The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on

66 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22

a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Markets are developing in response to these new rates, but questions around liquidity in these rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. The effect of any changes to - or discontinuation of - LIBOR on the Fund will vary depending on, among other things, existing fallback provisions in individual contracts and whether, how, and when industry participants develop and widely adopt new reference rates and fallbacks for both legacy and new products and instruments. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that rely on LIBOR. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the Fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the Fund. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could occur at any time.

The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value,

Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22 67

impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.

H. Restricted Securities

Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933.

Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at January 31, 2022 are listed in the Schedule of Investments.

I. Insurance-Linked Securities (“ILS”)

The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

68 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22

The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

J. Repurchase Agreements

Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund’s collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund’s custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to

Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22 69

the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.

For the six months ended January 31, 2022, the Fund had no open repurchase agreements.

K. Purchased Options

The Portfolio may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Portfolio to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Portfolio is included on the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded on the Portfolio’s Statement of Operations. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.

The average market value of purchased options contracts open during the six months ended January 31, 2022, was $2,408,425. Open purchased options at January 31, 2022, are listed in the Schedule of Investments.

L. Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts (“contracts”) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund’s financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks

70 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22

may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 9).

During the six months ended January 31, 2022, the Fund had entered into various forward foreign currency exchange contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Fund may close out such contract by entering into an offsetting contract.

The average market value of forward foreign currency exchange contracts open during the six months ended January 31, 2022, was $0. There were no open forward foreign currency exchange contracts outstanding at January 31, 2022.

M. Futures Contracts

The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at January 31, 2022, is recorded as “Futures collateral” on the Statement of Assets and Liabilities.

Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for futures” or “Due to broker for futures” on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced

Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22 71

counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

The average market value of futures contracts open during the six months ended January 31, 2022, was $(215,929,741). Open futures contracts outstanding at January 31, 2022, are listed in the Schedule of Investments.

N. Equity-Linked Notes

Equity-linked notes seek to generate income and provide exposure to the performance of an underlying security, group of securities or exchange-traded funds (the “underlying reference instrument”). In an equity-linked note, the Fund purchases a note from a bank or broker-dealer and in return, the issuer provides for interest payments during the term of the note. At maturity or when the security is sold, the Fund will either settle by taking physical delivery of the underlying reference instrument or by receipt of a cash settlement amount equal to the value of the note at termination or maturity. The use of equity-linked notes involves the risk that the value of the note changes unfavorably due to movements in the value of the underlying reference instrument. Equity-linked notes are considered general unsecured contractual obligations of the bank or broker-dealer. The Fund must rely on the creditworthiness of the issuer for its investment returns.

2. Management Agreement

The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.50% of the Fund’s average daily net assets up to $1 billion, 0.45% of the next $4 billion and 0.40% on assets over $5 billion. For the six months ended January 31, 2022, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.48% (annualized) of the Fund’s average daily net assets.

The Adviser has agreed to waive and/or reimburse its management fee with respect to any portion of the Fund’s assets invested in Pioneer Floating Rate Fund, Inc., an affiliated fund managed by the Adviser. For the period ended January 31, 2022, the Adviser waived $246 in management fees with respect to the Fund which is reflected on the Statement of Operations as an expense waiver.

72 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, such as litigation) of the Fund to the extent required to reduce Fund expenses to 0.85% and 0.65% of the average daily net assets attributable to Class A and Class Y shares, respectively. These expense limitations are in effect through December 1, 2022. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the six months ended January 31, 2022, are reflected on the Statement of Operations.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $115,743 in management fees, administrative costs and certain other reimbursements payable to the Adviser at January 31, 2022.

3. Compensation of Trustees and Officers

The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. For the six months ended January 31, 2022, the Fund paid $34,684 in Trustees’ compensation, which is reflected on Statement of Operations as Trustees’ fees. At January 31, 2022, the Fund had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $6,427.

4. Transfer Agent

For the period from August 1, 2021 to November 21, 2021, DST Asset Manager Solutions, Inc. served as the transfer agent to the Fund at negotiated rates. Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.

Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22 73

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended January 31, 2022, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$ 444
Class C	6,136
Class K	—
Class R	60
Class Y	11,138
Total	$17,778

5. Distribution and Service Plans

The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the Fund’s average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $46,083 in distribution fees payable to the Distributor at January 31, 2022.

The Fund also has adopted a separate service plan for Class R shares (the “Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original

74 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22

purchase of those shares. There is no CDSC for Class K, Class R or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended January 31, 2022, CDSCs in the amount of $6,583 were paid to the Distributor.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective February 2, 2022, the Fund participates in a facility in the amount of $380 million. Prior to February 2, 2022 the Fund participated in a facility in the amount of $450 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.10% of the total credit facility and the commitment fee in the amount of 0.25% of the daily unused portion of each lender’s commitment are allocated among participating funds based on an allocation schedule set forth in the credit agreement. For the six months ended January 31, 2022, the Fund had no borrowings under the credit facility.

7. Transactions in Underlying Funds

An affiliated issuer is a company in which the Fund has a direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting shares, or a company which is under common ownership or control. At January 31, 2022, the Fund did not hold an affiliated issuer.

Transactions in affiliated issuers by the Fund for the six months ended January 31, 2022 were as follows:

						Change in net
				Net		unrealized
				realized		appreciation/
				gain/(Loss)	Dividends	(depreciation)	Shares
Name				from	from	from	held
of the	Value at			Investments	Investments	Investments	at	Value at
Affiliated	July 31,			in Affiliated	in Affiliated	in Affiliated	January 31, January 31,
Issuer	2021	Purchases	Sales	Issuers	Issuers	Issuers	2022	2022
Pioneer
Floating
Rate
Fund, Inc.	$272,472	$ —	$(268,157)	$15,074	$ —	$(19,389)	—	$ —
Total	$272,472	$ —	$(268,157)	$15,074	$ —	$(19,389)	—	$ —

Annual and semi-annual reports for the underlying Pioneer funds are available on the funds’ web page(s) at www.amundi.com/us.

Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22 75

8. Master Netting Agreements

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all of its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter (“OTC”) derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.

Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund’s credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund’s right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA Master Agreement of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a “minimum transfer amount”) before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund’s collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as “Swaps collateral”. Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

76 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22

Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of January 31, 2022.

	Derivative
	Assets
	Subject to	Derivatives	Non-Cash	Cash	Net Amount
	Master Netting	Available	Collateral	Collateral	of Derivative
Counterparty	Agreement	for Offset	Received (a)	Received (a)	Assets (b)
Citibank NA	$2,100,255	$ —	$ —	$ —	$2,100,255
Total	$2,100,255	$ —	$ —	$ —	$2,100,255

Derivative
Liabilities
	Subject to	Derivatives	Non-Cash	Cash	Net Amount
	Master Netting	Available	Collateral	Collateral	of Derivative
Counterparty	Agreement	for Offset	Pledged (a)	Pledged (a)	Liabilities (c)
Citibank NA	$ —	$ —	$ —	$ —	$ —
Total	$ —	$ —	$ —	$ —	$ —

(a)	The amount presented here may be less than the total amount of collateral received/pledged, as the net amount of derivative assets and liabilities cannot be less than $0.
(b)	Represents the net amount due from the counterparty in the event of default.
(c)	Represents the net amount payable to the counterparty in the event of default.

9. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22 77

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at January 31, 2022, was as follows:

			Foreign
Statement of	Interest	Credit	Exchange	Equity	Commodity
Assets and Liabilities	Rate Risk	Risk	Rate Risk	Risk	Risk
Assets
Net unrealized
appreciation on
futures contracts	$ —	$ —	$ —	$ 9,237,338	$ —
Options purchased*	—	—	817,969	2,100,255	—
Total Value	$ —	$ —	$817,969	$11,337,593	$ —

*	Reflects the market value of purchased option contracts (see Note 1I). These amounts are included in investments in unaffiliated issuers, at value, on the Statement of Assets and Liabilities.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at January 31, 2022 was as follows:

			Foreign
Statement of	Interest	Credit	Exchange	Equity	Commodity
Operations	Rate Risk	Risk	Rate Risk	Risk	Risk
Net Realized Gain
(Loss) on
Futures contracts	$ —	$ —	$ —	$(22,077,353)	$ —
Options purchased*	—	—	—	(384,523)	—
Total Value	$ —	$ —	$ —	$(22,461,876)	$ —

Net Change in
Unrealized
Appreciation
(Depreciation) on
Futures contracts	$ —	$ —	$ —	$ 14,422,095	$ —
Options purchased**	—	—	—	892,087	—
Total Value	$ —	$ —	$ —	$ 15,314,182	$ —

*	Reflects the net realized gain (loss) on purchased option contracts (see Note 1k). These amounts are included in net realized gain (loss) on investments in unaffiliated issuers, on the Statements of Operations.
**	Reflects the change in net unrealized appreciation (depreciation) on purchased option contracts (see Note 1k). These amounts are included in change in net unrealized appreciation (depreciation) on Investments in unaffiliated issuers, on the Statement of Operations.

78 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22

10. Unfunded Loan Commitments

The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded loan commitment and is recorded as interest income on the Statement of Operations. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Footnote 1A and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities.

As of January 31, 2022, the Fund had the following unfunded loan commitments outstanding:

				Unrealized
				Appreciation
Loan	Principal	Cost	Value	(Depreciation)
Engineered Components &
Systems LLC, First
Lien Delayed Draw
Term Loan	$229,358	$229,358	$228,498	$(860)
Total Value	$229,358	$229,358	$228,498	$(860)

11. Changes in Custodian and Sub-Administrator, and Transfer Agent

Effective November 22, 2021, The Bank of New York Mellon Corporation (“BNY Mellon”) serves as the Fund’s Custodian and Sub-Administrator.

Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the Fund’s shareholder servicing and transfer agent.

Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22 79

Approval of Renewal of Investment Management Agreement

Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer Multi-Asset Income Fund (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund. In order for Amundi US to remain the investment adviser of the Fund, the Trustees of the Fund, including a majority of the Fund’s Independent Trustees, must determine annually whether to renew the investment management agreement for the Fund.

The contract review process began in January 2021 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2021, July 2021 and September 2021. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.

In March 2021, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2021, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Fund and to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2021.

At a meeting held on September 21, 2021, based on their evaluation of the information provided by Amundi US and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement,

80 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22

the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed Amundi US’s investment approach for the Fund and its research process. The Trustees considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Fund, including Amundi US’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex. The Trustees considered the effectiveness of Amundi US’s business continuity plan in response to the COVID-19 pandemic.

The Trustees considered that Amundi US supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, Amundi US is responsible for the administration of the Fund’s business and other affairs. The Trustees considered Amundi US’s oversight of the process for transitioning custodian, transfer agent and sub-administration services to new service providers. The Trustees considered that the Fund reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by Amundi US to the Fund were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Fund

In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by Amundi US and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the

Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22 81

performance of the Fund’s benchmark index. They also discuss the Fund’s performance with Amundi US on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and Amundi US-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.

The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the first quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund’s Class Y shares for the most recent fiscal year was in the first quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that Amundi US had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.

The Trustees reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi US’s costs in providing services to the Fund and Amundi US’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi US’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management

82 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22

and administration agreements with the Fund, Amundi US performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with Amundi US’s management of the Fund.

The Trustees concluded that the management fee payable by the Fund to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.

Profitability

The Trustees considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Fund, including the methodology used by Amundi US in allocating certain of its costs to the management of the Fund. The Trustees also considered Amundi US’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses. The Trustees considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi US’s profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22 83

Other Benefits

The Trustees considered the other benefits that Amundi US enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by Amundi US and its affiliates. The Trustees further considered the revenues and profitability of Amundi US’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.

The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $2.12 trillion in assets (including the Pioneer Funds). The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Fund, including Amundi’s ability to market the services of Amundi US globally. The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US. The Trustees considered that Amundi US and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

84 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22

Trustees, Officers and Service Providers

Trustees	Officers
Thomas J. Perna, Chairman John E. Baumgardner, Jr. Diane Durnin Benjamin M. Friedman Lisa M. Jones Craig C. MacKay Lorraine H. Monchak Marguerite A. Piret Fred J. Ricciardi Kenneth J. Taubes	Lisa M. Jones, President and Chief Executive Officer Anthony J. Koenig, Jr., Treasurer and Chief Financial and Accounting Officer Christopher J. Kelley, Secretary and Chief Legal Officer

Investment Adviser and Administrator

Amundi Asset Management US, Inc.

Custodian and Sub-Administrator

The Bank of New York Mellon Corporation

Independent Registered Public Accounting Firm

Ernst & Young LLP

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22 85

This page was intentionally left blank.

86 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22

This page was intentionally left blank.

Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22 87

This page was intentionally left blank.

88 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22

This page was intentionally left blank.

Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22 89

This page was intentionally left blank.

90 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22

This page was intentionally left blank.

Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22 91

This page was intentionally left blank.

92 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/22

How to Contact Amundi

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321
Retirement plans information	1-800-622-0176

Write to us:

Amundi
P.O. Box 9897
Providence, R.I. 02940-8097

Our toll-free fax	1-800-225-4240

Our internet e-mail address	us.askamundi@amundi.com/us
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us.

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC

© 2022 Amundi Asset Management US, Inc. 25512-10-0322

Pioneer Balanced ESG Fund

Semiannual Report | January 31, 2022

A: AOBLX	C: PCBCX	K: PCBKX	R: CBPRX	Y: AYBLX

visit us: www.amundi.com/us

Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22 1

President’s Letter

Dear Shareholders,

For two years now, investors have faced unprecedented challenges, as the COVID-19 pandemic has not only dominated the headlines since March 2020, but has also led to significant changes in government and central-bank policies, both in the US and abroad, and affected the everyday lives of each of us. With 2022 now well underway, the situation, while improved, has continued to evolve.

Widespread distribution of the COVID-19 vaccines approved for emergency use in late 2020 led to a general decline in virus-related hospitalizations in the US and had a positive effect on overall market sentiment during most of the 2021 calendar year. The passage of two additional fiscal stimulus packages by US lawmakers in December 2020 and January 2021 also helped drive a strong market rally. Then, the late-2021 emergence of the highly infectious Omicron variant of the virus led to surges in cases and hospitalizations, especially outside of the US, but also in certain areas of this country. That development contributed to a slowdown in the global economic recovery, as some foreign governments reinstated strict virus-containment measures that had been relaxed after the rollout of the vaccines. Many of those renewed restrictions were lifted as case numbers again began to decline during the late-winter months, but it appears the possibility of further virus-containment measures could be with us for a while longer, given that occasional surges in new cases have continued to arise, particularly in non-US locations.

In the US, while performance of most asset classes, especially equities, was positive for the full 2021 calendar year, 2022, so far, has featured a less-friendly market environment, as volatility has remained high. Concerns over global supply chain issues, rising inflation, “hawkish” signals concerning less-accommodative future monetary policies from the Federal Reserve System (Fed), and partisan debates in Washington, DC over future spending and tax policies, are among the many factors that have led to greater uncertainty and an increase in market volatility. In addition, Russia's recent incursion into Ukraine has resulted in even greater market volatility, as economic sanctions placed on Russia by many Western countries have exacerbated the existing supply-chain issues and helped drive energy prices, including gas prices, to very high levels.

Despite those issues, and some of the recent difficulties that have affected the economy and the markets, we believe the distribution of the COVID-19 vaccines has provided a potential light at the end of the pandemic tunnel. With that said, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable, as it is clear that several industries have already felt greater effects than others, and could continue to struggle for quite some time. Of course, geopolitical concerns, whether they are related to the conflict in Ukraine or other crises in different areas of the globe, can always have an effect on the markets, and so our investment teams will remain vigilant and continue to monitor the geopolitical landscape.

2 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22

After leaving our offices in March of 2020 due to COVID-19, we have re-opened our US locations, but are maintaining all the necessary precautions, which at times may have us working more remotely than in person in order to ensure a safe working environment as new variants of the COVID-19 virus continue to arise and spread. I am proud of the careful planning that has taken place. Throughout the pandemic, our business has continued to operate without any disruption, and we all look forward to regaining a bit of normalcy after so many months of remote working.

Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.

At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.

As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

Lisa M. Jones

Head of the Americas, President and CEO of US

Amundi Asset Management US, Inc.

March 2022

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22 3

Portfolio Management Discussion | 1/31/22

In the following interview, Walter Hunnewell, Jr., Bradley Komenda, and Lawrence Zeno discuss the factors that affected the performance of Pioneer Balanced ESG Fund during the six-month period ended January 31, 2022. Mr. Hunnewell, a vice president and portfolio manager at Amundi Asset Management US, Inc. (Amundi US), Mr. Komenda, Managing Director, Director of Investment Grade Corporates, and a portfolio manager at Amundi US, and Mr. Zeno, a vice president and portfolio manager at Amundi US, are responsible for the day-to-day management of the Fund.

Q	How did the Fund perform during the six-month period ended January 31, 2022?
A	Pioneer Balanced ESG Fund’s Class A shares returned 1.07% at net asset value during the six-month period ended January 31, 2022, while the Fund’s benchmarks, the Standard & Poor’s 500 Index (the S&P 500) and the Bloomberg US Aggregate Bond Index (the Bloomberg Index)*, returned 3.44% and -3.17%, respectively. During the same six-month period, the Fund’s former fixed-income benchmark, the Bloomberg US Government/Credit Bond Index, returned -3.50%. In addition, during the same six-month period, the average return of the 717 mutual funds in Morningstar’s 50% to 70% Equity Allocation Funds category was -0.56%.
Q	How would you describe the investment environment in the domestic financial markets during the six-month period ended January 31, 2022?
A	Four themes dominated the investment landscape over the six-month period. First, the period featured a continued economic recovery from the pandemic, driven by the rollout and distribution of COVID-19 vaccines, easy monetary and fiscal policies from central banks and governments around the globe, and strong corporate profits. Another theme was, of course, the continuing impact of COVID-19, as variants of the virus led to occasional surges in case counts and renewed restrictions on both leisure and business activities in some areas. Third, as the period progressed, we saw a dramatic rise in inflation, principally driven by rising oil prices, supply chain disruptions, continued loose monetary conditions, and a tight labor market. Finally, in the fourth quarter of 2021, there was a hawkish shift in sentiment regarding future monetary policies among central banks, including the US Federal Reserve (Fed), in response to the higher inflation levels.
*	Effective January 1, 2022, the benchmark for the fixed-income portion of the portfolio changed from the Bloomberg US Government/Credit Bond Index to the Bloomberg US Aggregate Bond Index. The Fund’s investment adviser believes that the new fixed-income benchmark is better aligned with the Fund’s investment approach.

4 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22

The persistent rise in inflation resulted in a reversal by the Fed in the fourth quarter, as the US central bank doubled the previously announced pace for reducing its purchases of Treasuries and mortgage-backed securities (MBS). The Fed also signaled three potential increases in its benchmark overnight federal funds rate target range in 2022 (after it has concluded tapering its asset purchases), and another two in 2023. Over the six-month period, US Treasury yields rose and the yield curve flattened between the 10-year and 30-year maturities, as the market priced in the potential impact of tighter Fed monetary policy. To illustrate, the two-year yield rose from 0.05% to 0.13% over the period, while the 10-year yield rose from 1.24% to 1.79%, and the 30-year yield rose from 1.89% to 2.11%.

The six-month period saw US equities, as measured by the S&P 500, finish higher, despite a substantial rise in market volatility and negative returns in January. For the full six months, the S&P 500 returned 3.44%, with strong performance over the first five months of the period slightly eroded by a -5.17% decline in January. The energy, consumer staples, and financials sectors led performance within the S&P 500 for the six-month period, while communication services, industrials, and health care were the index’s biggest laggards. On the fixed-income side, the Bloomberg US Aggregate Bond Index and the Bloomberg US Government/Credit Bond Index returned -3.17% and -3.50%, respectively. Corporate bonds outperformed Treasuries over the six-month period, given the general rise in yields.

Q	How did you position the Fund’s portfolio during the six-month period ended January 31, 2021?
A	At the start of the period on August 1, 2021, common stocks represented roughly 59% of the Fund’s invested assets, with fixed-income and other non-equity positions at roughly 41% of invested assets. As of January 31, 2022, the portfolio’s equity allocation stood at roughly 57%, with fixed-income securities at roughly 43% of the Fund’s invested assets. The portfolio’s strategic target allocations typically have been 62.5% equity/37.5% fixed income.
Q	Could you review the Fund’s commitment to environmental, social, and governance (ESG) investing?
A	ESG refers to the three primary factors in measuring the sustainability and ethical impact of an investment in a company or business. With a focus on companies with sustainable business models, our management of the portfolio follows an ESG-friendly investment approach.

Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22 5

Per the prospectus, the Fund generally will not invest in companies significantly involved in certain business activities, including but not limited to: the production of alcohol and tobacco products; the production of certain controversial military weapons; and the operation of coal mines, and gambling casinos and other gaming businesses. In addition, the Fund’s management team uses an ESG screening process, which includes, for the social factor, evaluating a company’s deployment and treatment of human capital (for example, employee morale), product safety, and social opportunities. Environmental factors include, for example, dependence upon water resources in water-stressed geographies.

Governance categories have typically included corporate governance and business ethics (such as accounting principles), among other considerations. We view the governance aspect of ESG as critically important, as we believe companies that take steps to address and manage risk exposure better than their competitors may help reduce volatility, which could lead to solid performance during more difficult periods for both the economy and the markets.

Q	What specific investments within the portfolio’s equity allocations had noteworthy effects on the Fund’s benchmark-relative performance during the six-month period ended January 31, 2022?
A	Our equity investment strategy for the Fund has emphasized portfolio diversification** and seeking to own shares of companies that we believe have reasonable valuations, and good ESG standings, and that have a history of paying dividends***. Sector allocations were the primary positive contributor to the Fund’s benchmark-relative performance for the six-month period. While stock selections had an essentially neutral impact on relative performance overall, results varied across sectors.

The most beneficial sector allocation decisions for the Fund during the period were an overweight to energy versus the S&P 500, as the sector significantly outperformed the overall market, and an underweight to the lagging communication services sector. An overweight to industrials weighed on relative returns, however, as the sector underperformed.

Stock selection results versus the S&P 500 were positive within health care and communication services, but those benefits were offset by negative selection results within information technology and consumer

**	Diversification does not assure a profit nor protect against loss.
***	Dividends are not guaranteed.

6 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22

discretionary. The Fund’s stock selections within information technology felt the negative effects of the equity market’s narrow leadership focus on shares of higher-priced, non-dividend-paying companies over the period. We have tended to avoid holding such stocks in the portfolio, as they are generally not the focus of our investment strategy.

With regard to individual equity positions, positive contributors to the Fund’s relative performance included holdings of Bank of America (BofA) and Targa Resources, a lack of exposure to Meta Platforms (formerly known as Facebook), and a position in pharmacy chain CVS. BofA’s shares benefited from the prospect of higher interest rates during the period, as well as from the company’s ongoing expense-control efforts. Targa, which processes, transports, and markets natural gas and natural gas liquids, performed well due to a higher commodity-price environment as well as an improving balance sheet. A lack of portfolio exposure to Meta proved additive for the Fund’s relative returns, as the stock underperformed during the six-month period. Finally, shares of CVS rose, benefiting from its COVID-19-related services as well as from improving prospects for the company’s recent acquisition of a pharmacy benefit-manager business.

On the downside, the portfolio’s positioning with respect to Apple, Tesla, NVIDIA, and Timken detracted from the Fund’s relative performance during the period. The Fund did not own shares of Tesla or NVIDIA during the six-month period, and was underweight versus the benchmark in Apple. The positioning detracted from the Fund’s relative returns as each of the stocks performed well. We have avoided Tesla and NVIDIA, as they do not currently meet our valuation parameters for inclusion in the portfolio. Regarding Apple, our view that the company would not continue to command a high valuation proved mistaken. While the Fund did not own Apple’s shares as of period-end, we have continued to monitor the company closely. Finally, the portfolio’s overweight to bearings manufacturer Timken versus the S&P 500 detracted from the Fund’s relative performance, as management’s 2022 financial guidance for the company displayed the negative effects from lags in its pricing initiatives as well as from the rising cost of raw materials.

Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22 7

Q	What investment strategies within the portfolio’s fixed-income allocations had noteworthy effects on the Fund’s benchmark-relative performance during the six-month period ended January 31, 2022?
A	The Fund’s sector allocations within fixed income led positive contributions to relative performance during the period. Security selection results also aided the Fund’s relative returns, while portfolio positioning with respect to interest rates detracted slightly.

The Fund’s non-benchmark exposure to below-investment-grade, high-yield corporate bonds contributed positively to relative performance for the period, as did a portfolio overweight within the investment-grade universe to lower-quality issues in the “BBB” rating range. More specifically, exposure to below-investment-grade corporate issues within the industrials sector contributed positively to the Fund’s relative results. The Fund’s investments in the industrials sector fared well due to the strong performance of commodity-related issues over the period, particularly energy pipeline companies.

Non-benchmark allocations to non-agency MBS and collateralized loan obligations (CLOs) also proved beneficial for the Fund’s relative performance. Within the portfolio’s non-agency MBS allocation, positive contributions were led by exposure to credit-risk-transfer securities (CRTs), as the segment benefited from very strong home-price appreciation, which has tended to reduce CRTs’ exposure to losses. (CRTs are securities that transfer a portion of the risk associated with credit losses within pools of conventional residential mortgage loans from the government-sponsored entities, or GSEs, Fannie Mae and Freddie Mac, to the private sector.) In addition, the Fund’s asset-backed security (ABS) and commercial MBS (CMBS) holdings outperformed and aided relative returns.

Security selection results within the Fund’s allocation to pass-through agency MBS also contributed positively to relative performance, as the Fed’s “agnostic” bond-purchase program has created relative-value opportunities. We initially focused our purchases on specified pools, but as that segment became more richly valued, we shifted our strategy and moved the portfolio into the “to-be-announced” (TBA) market, with positive results. (A TBA serves as a contract to purchase or sell an MBS

8 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22

on a specific date, but it does not include information regarding the pool number, number of pools, or the exact amount that will be included in the transaction.)

In addition, the Fund’s modest non-benchmark allocation to Treasury inflation-protected securities (TIPS) benefited relative returns as inflation expectations moved higher early in the period. We eventually trimmed the TIPS position as expectations for longer-term inflation returned to more historically normal levels.

On the negative side within fixed income, the Fund’s positioning along the yield curve detracted from relative performance. Specifically, an underweight to the long end of the yield curve weighed on relative returns as the curve flattened in the fourth quarter of 2021 and yields declined, while prices rose for securities with longer maturities. The Fund’s short-duration stance had a neutral effect on relative performance for the six-month period. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)

Q	Did the Fund have any exposure to derivative securities during the six-month period ended January 31, 2022?
A	Yes, within the Fund’s fixed-income allocation, we invested in US Treasury futures as part of our duration-management strategy for the portfolio. We believe the use of Treasury futures has allowed us to express our views on duration and yield-curve positioning in the most efficient manner. Duration positioning was a neutral factor in the Fund’s relative performance over the six-month period.
Q	Did the Fund’s yield, or distributions**** to shareholders, change during the six-month period ended January 31, 2022?
A	The tightening in credit spreads over the period reduced the Fund’s yield as the market started to look beyond COVID-19 and spread levels became more reflective of investors’ expectations of economic stability. The tightening of spreads, while reducing the Fund’s yield, had a positive effect on overall performance, due to capital appreciation. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)
****	Distributions are not guaranteed.

Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22 9

Q	What is your investment outlook?
A	While surging COVID-19 infection rates could lead to uneven economic activity during the opening months of 2022, we expect to see healthy US gross domestic product (GDP) growth for the full year. Our base forecast for 3.7% annual growth is slower than 2021’s growth rates, but higher than long-term potential GDP growth of 1.8%.

We believe the medium-term growth outlook could receive a boost from the fact that Omicron has essentially become the dominant COVID-19 variant, and appears less severe than previous strains. Given the lower severity of Omicron-related infections to date, the effects of the pandemic on economic activity could become substantially lower as case numbers ebb. This could also be a signal, in our view, that the pandemic phase of COVID-19 may be ending, and that the virus is beginning to transition to an endemic phase featuring fewer and less meaningful surges - more like seasonal influenza viruses.

After accelerating the pace of its bond-purchase tapering so that the current quantitative easing (QE) program ends in March 2022, the Fed seems poised to raise the federal funds rate target range by 75 basis points (bps) over the course of the 2022 calendar year. (A basis point is equal to 1/100th of a percentage point.) We think the Fed may start normalizing its balance sheet (quantitative tightening, or QT) by year-end as well. Compared to 2014, the timeline from ending QE to raising rates and starting QT is likely to be dramatically shorter because the Fed is now “behind the curve,” as inflation rates are currently well over the long-term target.

We believe yields could rise more rapidly than expected on the prospect of the Fed’s beginning to shrink its balance sheet this year, or due to persistent inflation forcing the Fed to raise the federal funds rate’s target range above the 1.50% peak currently implied by the yield curve.

As long as the Omicron variant of COVID-19 continues to lead to less severe infections, we believe US “risk assets” could perform well at the start of the new calendar year, given a healthy medium-term growth outlook, still-accommodative monetary policy from the Fed (for now), and strong consumer and corporate balance sheets.

Risks to this outlook include the potential effects surging Omicron cases could have on production capabilities in China and other countries that have largely been able to avoid major issues during previous COVID-19

10 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22

waves. In addition, there is the question of how the markets for riskier assets will respond once the Fed actually starts raising the federal funds rate target range? Moreover, if high inflation becomes embedded in consumer expectations and, as a result, remains stubbornly above consensus forecasts, that could force the Fed to be more aggressive with its monetary tightening than the bond market currently expects.

With regard to the Fund’s positioning, at period-end, the equity portfolio’s largest sector overweights relative to the S&P 500 were in industrials, financial services, and energy. While the outlook is for a tightening monetary-policy environment, as the Omicrom-driven softness recedes, we believe industrial companies may potentially benefit from capital spending by cash-rich customers. In financials, we think higher interest rates could have a positive effect on financial services companies, while in energy, constrained supply may provide a boost to energy prices. The equity portfolio’s largest underweights versus the S&P 500 at period-end were to information technology, utilities, and communication services. While information technology represents the Fund’s largest sector underweight relative to market, it is also the portfolio’s single largest absolute sector exposure, at roughly 25% of invested assets. As part of our risk-management process, we seek to limit the Fund’s exposure to any single sector to not more than 25% of invested assets.

Within fixed-income, the portfolio’s positioning continues to balance our positive outlook for economic growth and accommodative financial conditions against credit spreads that in most sectors have been offering much-lower-than-average compensation for taking on the associated risk. One exception, we think, is agency MBS, where recent spread widening has resulted in relatively attractive spread levels compared to Treasuries and credit-sensitive spread sectors. We have continued to reduce overall risk exposures in the portfolio, and have been increasingly selective with regard to the Fund’s investments in sub-sectors and issuers. Although Treasury yields have already priced in 75 and 50 bps worth of rate hikes in 2022 and 2023, respectively, we continue to be biased towards having a short-duration stance in the portfolio relative to the fixed-income benchmark.

Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22 11

Please refer to the Schedule of Investments on pages 23–58 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). Plans are underway to phase out the use of LIBOR. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund, issuers of instruments in which the Fund invests, and financial markets generally.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

Securities issued by U.S. government-sponsored entities (e.g., FNMA, Freddie Mac) are neither guaranteed nor issued by the U.S. government.

The Fund may invest in mortgage-backed securities, the value of which, during times of fluctuating interest rates, may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

12 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22

The Fund invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

The Fund generally excludes corporate issuers that are significantly involved in certain business activities (ESG criteria). Excluding specific issuers limits the universe of investments available to the Fund, which may mean forgoing some investment opportunities available to funds without similar ESG criteria.

At times, the Fund’s investments may represent industries or sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your investment professional or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22 13

Portfolio Summary | 1/31/22

Portfolio Diversification

(As a percentage of total investments)*

Sector Distribution

(As a percentage of total investments)*

10 Largest Holdings

(As a percentage of total investments)*

1.	Alphabet, Inc., Class A	4.35%
2.	Microsoft Corp.	3.14
3.	U.S. Treasury Bills, 3/1/22	2.72
4.	Bank of America Corp.	2.67
5.	Amazon.com, Inc., Series G39, 2.36%, 2/21/36	2.24
6.	PNC Financial Services Group, Inc.	2.11
7.	U.S. Treasury Bills, 2/22/22	2.10
8.	Fannie Mae, 2.50%, 2/1/52 (TBA)	1.88
9.	Visa, Inc., Class A	1.66
10.	U.S. Treasury Bills, 2/10/22	1.47

*	Excludes short term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

14 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22

Prices and Distributions | 1/31/22

Net Asset Value per Share

Class	1/31/22	7/31/21
A	$10.58	$11.31
C	$10.48	$11.21
K	$10.56	$11.29
R	$10.59	$11.33
Y	$10.66	$11.39

Distributions per Share: 8/1/21–1/31/22

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.0793	$0.0094	$0.7737
C	$0.0389	$0.0094	$0.7737
K	$0.0972	$0.0094	$0.7737
R	$0.0739	$0.0094	$0.7737
Y	$0.0963	$0.0094	$0.7737

Index Definitions

The Standard & Poor’s 500 Index is an unmanaged, commonly used measure of the broad U.S. stock market. The Bloomberg US Government/Credit Bond Index is unmanaged and measures the performance of debt obligations of the US government agencies and investment-grade domestic corporate debt. The Bloomberg US Aggregate Bond Index is an unmanaged measure of the US bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The indices defined here pertain to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 16–20.

Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22 15

Performance Update | 1/31/22	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Balanced ESG Fund at public offering price during the periods shown, compared to that of the Standard & Poor’s 500 Index, the Bloomberg US Government/Credit Bond Index, and the Bloomberg US Aggregate Bond Index.*

Average Annual Total Returns
(As of January 31, 2022)
		Public		Bloomberg	Bloomberg
	Net	Offer-		US Govern-	US
	Asset	ing	S&P	ment/	Aggregate
	Value	Price	500	Credit Bond	Bond
Period	(NAV)	(POP)	Index	Index	Index
10 years	9.44%	8.93%	15.43%	2.77%	2.59%
5 years	10.44	9.44	16.78	3.42	3.08
1 year	12.59	7.53	23.29	-3.13	-2.97

Expense Ratio
(Per prospectus dated December 1, 2021)
Gross	Net
1.00%	0.99%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of the maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2022 for Class A shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

*Effective January 1, 2022, the benchmark for the fixed-income portion of the portfolio changed from the Bloomberg US Government/Credit Bond Index to the Bloomberg US Aggregate Bond Index. The Fund's investment adviser believes that the new benchmark is better aligned with the Fund’s investment approach.

Please see the financial highlights for more current expense ratios.

16 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22

Performance Update | 1/31/22	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Balanced ESG Fund during the periods shown, compared to that of the Standard & Poor’s 500 Index, the Bloomberg US Government/Credit Bond Index, and the Bloomberg US Aggregate Bond Index.*

Average Annual Total Returns
(As of January 31, 2022)
				Bloomberg	Bloomberg
				US Govern-	US
			S&P	ment/	Aggregate
	If	If	500	Credit Bond	Bond
Period	Held	Redeemed	Index	Index	Index
10 years	8.60%	8.60%	15.43%	2.77%	2.59%
5 years	9.65	9.65	16.78	3.42	3.08
1 year	11.78	10.78	23.29	-3.13	-2.97

Expense Ratio
(Per prospectus dated December 1, 2021)
Gross
1.73%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns reflect deduction of the CDSC for the one-year period, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the five- and 10-year periods. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

*Effective January 1, 2022, the benchmark for the fixed-income portion of the portfolio changed from the Bloomberg US Government/Credit Bond Index to the Bloomberg US Aggregate Bond Index. The Fund's investment adviser believes that the new benchmark is better aligned with the Fund’s investment approach.

Please see the financial highlights for a more current expense ratio.

Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22 17

Performance Update | 1/31/22	Class K Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Balanced ESG Fund during the periods shown, compared to that of the Standard & Poor’s 500 Index, the Bloomberg US Government/Credit Bond Index, and the Bloomberg US Aggregate Bond Index.*

Average Annual Total Returns
(As of January 31, 2022)
			Bloomberg	Bloomberg
	Net		US Govern-	US
	Asset	S&P	ment/	Aggregate
	Value	500	Credit	Bond
Period	(NAV)	Index	Bond Index	Index
10 years	9.62%	15.43%	2.77%	2.59%
5 years	10.78	16.78	3.42	3.08
1 year	12.90	23.29	-3.13	-2.97

Expense Ratio
(Per prospectus dated December 1, 2021)
Gross	Net
0.70%	0.65%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 1, 2015, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception on December 1, 2015, would have been higher than the performance shown. For the period beginning December 1, 2015, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2022 for Class K shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

*Effective January 1, 2022, the benchmark for the fixed-income portion of the portfolio changed from the Bloomberg US Government/Credit Bond Index to the Bloomberg US Aggregate Bond Index. The Fund's investment adviser believes that the new benchmark is better aligned with the Fund’s investment approach.

Please see the financial highlights for more current expense ratios.

18 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22

Performance Update | 1/31/22	Class R Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Balanced ESG Fund during the periods shown, compared to that of the Standard & Poor’s 500 Index, the Bloomberg US Government/Credit Bond Index, and the Bloomberg US Aggregate Bond Index.*

Average Annual Total Returns
(As of January 31, 2022)
			Bloomberg	Bloomberg
	Net		US Govern-	US
	Asset	S&P	ment/	Aggregate
	Value	500	Credit	Bond
Period	(NAV)	Index	Bond Index	Index
10 years	9.27%	15.43%	2.77%	2.59%
5 years	10.17	16.78	3.42	3.08
1 year	12.21	23.29	-3.13	-2.97

Expense Ratio
(Per prospectus dated December 1, 2021)
Gross	Net
1.45%	1.30%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on July 1, 2015, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class R shares, the performance of Class R shares prior to their inception would have been higher than the performance shown. For the period beginning July 1, 2015, the actual performance of Class R shares is reflected.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2022 for Class R shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

*Effective January 1, 2022, the benchmark for the fixed-income portion of the portfolio changed from the Bloomberg US Government/Credit Bond Index to the Bloomberg US Aggregate Bond Index. The Fund's investment adviser believes that the new benchmark is better aligned with the Fund’s investment approach.

Please see the financial highlights for more current expense ratios.

Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22 19

Performance Update | 1/31/22	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Balanced ESG Fund during the periods shown, compared to that of the Standard & Poor’s 500 Index, the Bloomberg US Government/Credit Bond Index, and the Bloomberg US Aggregate Bond Index.*

Average Annual Total Returns
(As of January 31, 2022)
			Bloomberg	Bloomberg
	Net		US Govern-	US
	Asset	S&P	ment/	Aggregate
	Value	500	Credit	Bond
Period	(NAV)	Index	Bond Index	Index
10 years	9.74%	15.43%	2.77%	2.59%
5 years	10.79	16.78	3.42	3.08
1 year	12.87	23.29	-3.13	-2.97

Expense Ratio
(Per prospectus dated December 1, 2021)
Gross	Net
0.77%	0.65%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2022 for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

*Effective January 1, 2022, the benchmark for the fixed-income portion of the portfolio changed from the Bloomberg US Government/Credit Bond Index to the Bloomberg US Aggregate Bond Index. The Fund's investment adviser believes that the new benchmark is better aligned with the Fund’s investment approach.

Please see the financial highlights for more current expense ratios.

20 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)	Divide your account value by $1,000

Example: an $8,600 account value ÷ $1,000 = 8.6

(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Balanced ESG Fund

Based on actual returns from August 1, 2021 through January 31, 2022.

Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 8/1/21
Ending Account	$1,010.70	$1,007.20	$1,012.40	$1,009.30	$1,012.20
Value (after expenses)
on 1/31/22
Expenses Paid	$4.76	$8.40	$3.14	$6.03	$3.30
During Period*

*	Expenses are equal to the Fund’s annualized expense ratio of 0.94%, 1.66%, 0.63%, 1.19%, and 0.65% for Class A, Class C, Class K, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22 21

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Balanced ESG Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from August 1, 2021 through January 31, 2022.

Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 8/1/21
Ending Account	$1,020.47	$1,016.84	$1,022.08	$1,019.21	$1,021.93
Value (after expenses)
on 1/31/22
Expenses Paid	$4.79	$8.44	$3.16	$6.06	$3.31
During Period*

*	Expenses are equal to the Fund’s annualized expense ratio of 0.94%, 1.66%, 0.63%, 1.19%, and 0.65% for Class A, Class C, Class K, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

22 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22

Schedule of Investments | 1/31/22

(unaudited)

Principal
Amount
USD ($)		Value
UNAFFILIATED ISSUERS — 109.4%
SENIOR SECURED FLOATING RATE LOAN
INTERESTS — 0.2% of Net Assets*(a)
Chemicals-Diversified — 0.0%†
40,000	LSF11 A5 Holdco LLC, Term Loan, 4.25%
	(SOFRRATE + 375 bps), 10/15/28	$ 40,093
	Total Chemicals-Diversified	$ 40,093
Finance-Leasing Company — 0.0%†
72,975	Avolon TLB Borrower 1 (US) LLC, Term B-4 Loan,
	2.25% (LIBOR + 150 bps), 2/12/27	$ 72,369
	Total Finance-Leasing Company	$ 72,369
Insurance Brokers — 0.0%†
96,231	USI, Inc., 2017 New Term Loan, 3.224% (LIBOR +
	300 bps), 5/16/24	$ 95,774
	Total Insurance Brokers	$ 95,774
Metal Processors & Fabrication — 0.0%†
99,750	Grinding Media Inc. (Molycop Ltd.), First Lien Initial
	Term Loan, 4.75% (LIBOR + 400 bps), 10/12/28	$ 99,999
	Total Metal Processors & Fabrication	$ 99,999
Paper & Related Products — 0.0%†
109,450	Schweitzer-Mauduit International, Inc., Term B Loan,
	4.50% (LIBOR + 375 bps), 4/20/28	$ 108,903
	Total Paper & Related Products	$ 108,903
REITS-Storage — 0.1%
168,438	Iron Mountain Information Management LLC, Incremental
	Term B Loan, 1.855% (LIBOR + 175 bps), 1/2/26	$ 166,262
	Total REITS-Storage	$ 166,262
Television — 0.0%†
107,120	Sinclair Television Group, Inc., Tranche B Term Loan,
	2.36% (LIBOR + 225 bps), 1/3/24	$ 105,896
	Total Television	$ 105,896
Transport-Equipment & Leasing — 0.1%
129,938	IBC Capital I, Ltd., First Lien Tranche B-1 Term Loan,
	3.966% (LIBOR + 375 bps), 9/11/23	$ 129,342
	Total Transport-Equipment & Leasing	$ 129,342
TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
	(Cost $821,923)	$ 818,638

The accompanying notes are an integral part of these financial statements.

Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22 23

Schedule of Investments | 1/31/22

(unaudited) (continued)

Shares		Value
COMMON STOCKS — 61.9% of Net Assets
Air Freight & Logistics — 0.5%
9,718	FedEx Corp.	$ 2,389,267
	Total Air Freight & Logistics	$ 2,389,267
Automobiles — 0.4%
62,399	Honda Motor Co., Ltd. (A.D.R.)	$ 1,843,890
	Total Automobiles	$ 1,843,890
Banks — 5.2%
276,016	Bank of America Corp.	$ 12,735,378
48,963	PNC Financial Services Group, Inc.	10,085,889
	Total Banks	$ 22,821,267
Beverages — 1.6%
53,229	Britvic Plc	$ 650,016
36,697	PepsiCo., Inc.	6,367,664
	Total Beverages	$ 7,017,680
Biotechnology — 2.9%
47,967	AbbVie, Inc.	$ 6,566,203
90,634	Gilead Sciences, Inc.	6,224,743
	Total Biotechnology	$ 12,790,946
Capital Markets — 1.7%
28,136	CME Group, Inc.	$ 6,457,212
7,838	T Rowe Price Group, Inc.	1,210,422
	Total Capital Markets	$ 7,667,634
Chemicals — 1.0%
44,067	Huntsman Corp.	$ 1,578,921
20,151	International Flavors & Fragrances, Inc.	2,658,320
	Total Chemicals	$ 4,237,241
Commercial Services & Supplies — 0.2%
73,763(b)	KAR Auction Services, Inc.	$ 1,048,910
	Total Commercial Services & Supplies	$ 1,048,910
Communications Equipment — 2.5%
112,033	Cisco Systems, Inc.	$ 6,236,877
20,820	Motorola Solutions, Inc.	4,828,991
	Total Communications Equipment	$ 11,065,868
Electrical Equipment — 0.7%
20,666	Eaton Corp. Plc	$ 3,274,114
	Total Electrical Equipment	$ 3,274,114

The accompanying notes are an integral part of these financial statements.

24 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22

Shares		Value
Electronic Equipment, Instruments &
Components — 0.9%
33,385	National Instruments Corp.	$ 1,376,130
17,397	TE Connectivity, Ltd.	2,487,945
Total Electronic Equipment, Instruments &
	Components	$ 3,864,075
Entertainment — 0.3%
10,084(b)	Walt Disney Co.	$ 1,441,709
	Total Entertainment	$ 1,441,709
Equity Real Estate Investment Trusts (REITs) — 1.4%
14,376	Crown Castle International Corp.	$ 2,623,764
143,605	Outfront Media, Inc.	3,567,148
	Total Equity Real Estate Investment Trusts (REITs)	$ 6,190,912
Food & Staples Retailing — 0.8%
75,500	Seven & i Holdings Co., Ltd.	$ 3,669,373
	Total Food & Staples Retailing	$ 3,669,373
Food Products — 0.8%
54,064	Lamb Weston Holdings, Inc.	$ 3,471,449
	Total Food Products	$ 3,471,449
Health Care Providers & Services — 2.1%
11,604	Anthem, Inc.	$ 5,117,248
40,361	CVS Health Corp.	4,298,850
	Total Health Care Providers & Services	$ 9,416,098
Hotels, Restaurants & Leisure — 1.5%
41,617(b)	Cedar Fair LP	$ 2,069,613
10,860	McDonald's Corp.	2,817,627
17,989	Wyndham Hotels & Resorts, Inc.	1,510,177
	Total Hotels, Restaurants & Leisure	$ 6,397,417
Industrial Conglomerates — 1.1%
24,520	Honeywell International, Inc.	$ 5,013,850
	Total Industrial Conglomerates	$ 5,013,850
Insurance — 1.4%
14,383	Chubb, Ltd.	$ 2,837,478
58,356	Sun Life Financial, Inc.	3,302,950
	Total Insurance	$ 6,140,428
Interactive Media & Services — 4.7%
7,666(b)	Alphabet, Inc., Class A	$ 20,744,733
	Total Interactive Media & Services	$ 20,744,733
Internet & Direct Marketing Retail — 2.7%
10,485(b)	Alibaba Group Holding, Ltd. (A.D.R.)	$ 1,318,908
3,571(b)	Amazon.com, Inc.	10,682,540
	Total Internet & Direct Marketing Retail	$ 12,001,448

The accompanying notes are an integral part of these financial statements.

Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22 25

Schedule of Investments | 1/31/22

(unaudited) (continued)

Shares		Value
	IT Services — 3.1%
17,050	Automatic Data Processing, Inc.	$ 3,515,198
18,817	Fidelity National Information Services, Inc.	2,256,535
35,063	Visa, Inc., Class A	7,930,199
	Total IT Services	$ 13,701,932
	Machinery — 2.3%
10,464	Caterpillar, Inc.	$ 2,109,124
10,944	Deere & Co.	4,119,321
59,332	Timken Co.	3,963,378
	Total Machinery	$ 10,191,823
	Metals & Mining — 0.7%
31,172	Alcoa Corp.	$ 1,767,764
9,553	Reliance Steel & Aluminum Co.	1,460,463
	Total Metals & Mining	$ 3,228,227
	Oil, Gas & Consumable Fuels — 3.3%
28,308	Phillips 66	$ 2,400,235
16,102	Pioneer Natural Resources Co.	3,524,567
57,865(b)	Shell Plc (A.D.R.)	2,974,261
61,178	Targa Resources Corp.	3,614,396
24,553	Valero Energy Corp.	2,037,163
	Total Oil, Gas & Consumable Fuels	$ 14,550,622
	Pharmaceuticals — 3.5%
49,066	AstraZeneca Plc (A.D.R.)	$ 2,856,132
12,670	Eli Lilly & Co.	3,109,091
16,516	Merck KGaA	3,597,795
22,028	Novo Nordisk AS (A.D.R.)	2,199,937
69,509	Pfizer, Inc.	3,662,429
	Total Pharmaceuticals	$ 15,425,384
	Professional Services — 0.7%
25,908	Robert Half International, Inc.	$ 2,934,340
	Total Professional Services	$ 2,934,340
	Semiconductors & Semiconductor Equipment — 3.9%
23,844	Analog Devices, Inc.	$ 3,909,701
6,815	Lam Research Corp.	4,020,305
37,875	Micron Technology, Inc.	3,115,976
33,812	QUALCOMM, Inc.	5,942,797
	Total Semiconductors & Semiconductor Equipment	$ 16,988,779
	Software — 4.3%
48,131	Microsoft Corp.	$ 14,967,778
17,170(b)	salesforce.com, Inc.	3,994,257
	Total Software	$ 18,962,035

The accompanying notes are an integral part of these financial statements.

26 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22

Shares		Value
Specialty Retail — 2.3%
16,415	Home Depot, Inc.	$ 6,023,977
56,450	TJX Cos., Inc.	4,062,706
	Total Specialty Retail	$ 10,086,683
Technology Hardware, Storage & Peripherals — 0.9%
237,443	Hewlett Packard Enterprise Co.	$ 3,877,444
	Total Technology Hardware, Storage & Peripherals	$ 3,877,444
Textiles, Apparel & Luxury Goods — 0.9%
73,012	Levi Strauss & Co., Class A	$ 1,601,153
36,057	VF Corp.	2,351,277
	Total Textiles, Apparel & Luxury Goods	$ 3,952,430
Trading Companies & Distributors — 1.6%
44,163(b)	AerCap Holdings NV	$ 2,782,269
27,371	Ferguson Plc	4,346,241
	Total Trading Companies & Distributors	$ 7,128,510
TOTAL COMMON STOCKS
	(Cost $192,603,767)	$273,536,518

Principal
Amount
USD ($)
	ASSET BACKED SECURITIES — 2.8% of
	Net Assets
135,523	Accelerated LLC, Series 2021-1H, Class C, 2.35%,
	10/20/40 (144A)	$ 133,225
100,000	Amur Equipment Finance Receivables VI LLC, Series
	2018-2A, Class C, 4.27%, 1/20/23 (144A)	101,021
300,000	Amur Equipment Finance Receivables VI LLC, Series
	2018-2A, Class D, 4.45%, 6/20/23 (144A)	302,357
300,000(a)	Arbor Realty Commercial Real Estate Notes, Ltd.,
	Series 2021-FL3, Class C, 1.953% (1 Month USD
	LIBOR + 185 bps), 8/15/34 (144A)	297,036
750,000(a)	Arbor Realty Commercial Real Estate Notes, Ltd.,
	Series 2021-FL4, Class D, 3.003% (1 Month USD
	LIBOR + 290 bps), 11/15/36 (144A)	746,308
365,000(a)	Arbor Realty Commercial Real Estate Notes, Ltd.,
	Series 2022-FL1, Class C, 2.35% (SOFR30A + 230 bps),
	1/15/37 (144A)	365,000
250,000(a)	Benefit Street Partners CLO XIX, Ltd., Series
	2019- 19A, Class D, 4.041% (3 Month USD LIBOR +
	380 bps), 1/15/33 (144A)	250,742
250,000(a)	Benefit Street Partners CLO XIX, Ltd., Series
	2019- 19A, Class E, 7.261% (3 Month USD LIBOR +
	702 bps), 1/15/33 (144A)	249,013
242,187	Blackbird Capital Aircraft, Series 2021-1A, Class A,
	2.443%, 7/15/46 (144A)	235,614

The accompanying notes are an integral part of these financial statements.

Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22 27

Schedule of Investments | 1/31/22

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
130,000(a)	BSPRT Issuer, Ltd., Series 2022-FL8, Class C, 2.35%
	(SOFR30A + 230 bps), 2/15/37 (144A)	$ 130,000
224,211	BXG Receivables Note Trust, Series 2018-A, Class C,
	4.44%, 2/2/34 (144A)	229,656
250,000(a)	Carlyle US CLO, Ltd., Series 2019-4A, Class C, 4.241%
	(3 Month USD LIBOR + 400 bps), 1/15/33 (144A)	251,392
161,339(c)	Cascade MH Asset Trust, Series 2019-MH1, Class A,
	4.00%, 11/25/44 (144A)	166,240
200,000	Commercial Equipment Finance LLC, Series 2021-A,
	Class C, 3.55%, 12/15/28 (144A)	197,262
177,711	CoreVest American Finance Trust, Series 2020-3,
	Class A, 1.358%, 8/15/53 (144A)	171,781
500,000	Crossroads Asset Trust, Series 2021-A, Class D, 2.52%,
	1/20/26 (144A)	489,685
100,000	DataBank Issuer, Series 2021-1A, Class B, 2.65%,
	2/27/51 (144A)	96,401
196,000	Domino's Pizza Master Issuer LLC, Series 2019-1A,
	Class A2, 3.668%, 10/25/49 (144A)	202,238
30,000	Drive Auto Receivables Trust, Series 2020-2, Class D,
	3.05%, 5/15/28	30,645
200,000(c)	Finance of America HECM Buyout, Series 2021-HB1,
	Class M2, 2.084%, 2/25/31 (144A)	197,026
250,000(a)	First Eagle BSL CLO, Ltd., Series 2019-1A, Class C,
	4.604% (3 Month USD LIBOR + 435 bps), 1/20/33 (144A)	249,823
73,779	Foundation Finance Trust, Series 2021-1A, Class A,
	1.27%, 5/15/41 (144A)	72,051
125,000(a)	HGI CRE CLO, Ltd., Series 2021-FL2, Class C, 1.906%
	(1 Month USD LIBOR + 180 bps), 9/17/36 (144A)	123,436
199,500	HOA Funding LLC - HOA, Series 2021-1A, Class A2,
	4.723%, 8/20/51 (144A)	197,188
132,202	Home Partners of America Trust, Series 2019-1,
	Class D, 3.406%, 9/17/39 (144A)	131,706
168,759	Home Partners of America Trust, Series 2019-2,
	Class E, 3.32%, 10/19/39 (144A)	162,694
25,523	LL ABS Trust, Series 2019-1A, Class B, 3.52%,
	3/15/27 (144A)	25,553
250,000(a)	Madison Park Funding XXXVI, Ltd., Series 2019-36A,
	Class E, 7.491% (3 Month USD LIBOR + 725 bps),
	1/15/33 (144A)	249,364
100,000	Mercury Financial Credit Card Master Trust, Series
	2021-1A, Class A, 1.54%, 3/20/26 (144A)	99,653
500,000(a)	MF1, Ltd., Series 2021-FL7, Class D, 2.653% (1 Month
	USD LIBOR + 255 bps), 10/16/36 (144A)	494,371
561,478(c)	Mill City Mortgage Loan Trust, Series 2018-4, Class A1B,
	3.50%, 4/25/66 (144A)	570,950
46,143	Mosaic Solar Loan Trust, Series 2019-2A, Class A, 2.88%,
	9/20/40 (144A)	46,714

The accompanying notes are an integral part of these financial statements.

28 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
124,326	Mosaic Solar Loan Trust, Series 2020-1A, Class A, 2.10%,
	4/20/46 (144A)	$ 122,924
150,000	Nelnet Student Loan Trust, Series 2021-A, Class B1,
	2.85%, 4/20/62 (144A)	147,832
200,000	NMEF Funding LLC, Series 2019-A, Class B, 3.06%,
	8/17/26 (144A)	200,878
100,000	NMEF Funding LLC, Series 2019-A, Class C, 3.30%,
	8/17/26 (144A)	100,652
250,000	NMEF Funding LLC, Series 2019-A, Class D, 4.39%,
	8/17/26 (144A)	251,459
100,000	NMEF Funding LLC, Series 2021-A, Class C, 2.58%,
	12/15/27 (144A)	98,573
100,000	Oportun Funding XIV LLC, Series 2021-A, Class C, 3.44%,
	3/8/28 (144A)	100,668
250,000(a)	Palmer Square Loan Funding, Ltd., Series 2020-1A,
	Class B, 2.06% (3 Month USD LIBOR +
	190 bps), 2/20/28 (144A)	245,772
210,000	Progress Residential Trust, Series 2019-SFR2, Class E,
	4.142%, 5/17/36 (144A)	209,152
250,000	Republic Finance Issuance Trust, Series 2021-A, Class A,
	2.30%, 12/22/31 (144A)	247,110
100,000	Republic Finance Issuance Trust, Series 2021-A, Class C,
	3.53%, 12/22/31 (144A)	98,591
250,000	SCF Equipment Leasing LLC, Series 2021-1A, Class D,
	1.93%, 9/20/30 (144A)	242,230
250,000(a)	Sound Point CLO XXV, Ltd., Series 2019-4A, Class D,
	4.351% (3 Month USD LIBOR + 411 bps), 1/15/33 (144A)	249,815
250,000(a)	Sound Point CLO XXV, Ltd., Series 2019-4A, Class E,
	7.861% (3 Month USD LIBOR + 762 bps), 1/15/33 (144A)	249,446
124,043	SpringCastle America Funding LLC, Series 2020-AA,
	Class A, 1.97%, 9/25/37 (144A)	123,909
325,000(a)	STWD, Ltd., Series 2022-FL3, Class B, 2.00% (SOFR30A +
	195 bps), 11/15/38 (144A)	325,005
250,000(a)	Symphony CLO XXII, Ltd., Series 2020-22A, Class C,
	2.391% (3 Month USD LIBOR + 215 bps), 4/18/33 (144A)	249,845
100,000	Tricolor Auto Securitization Trust, Series 2021-1A,
	Class D, 1.92%, 5/15/26 (144A)	98,885
169,407	Tricon American Homes Trust, Series 2019-SFR1,
	Class A, 2.75%, 3/17/38 (144A)	170,377
120,000	Tricon American Homes Trust, Series 2020-SFR2,
	Class E1, 2.73%, 11/17/39 (144A)	115,149
250,000(a)	Trinitas CLO VI, Ltd., Series 2017-6A, Class DR4,
	4.508% (3 Month USD LIBOR + 425 bps), 1/25/34 (144A)	250,457
250,000	United Auto Credit Securitization Trust, Series 2020-1,
	Class D, 2.88%, 2/10/25 (144A)	252,639
243,523	Welk Resorts LLC, Series 2019-AA, Class C, 3.34%,
	6/15/38 (144A)	245,735

The accompanying notes are an integral part of these financial statements.

Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22 29

Schedule of Investments | 1/31/22

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
141,937	Westgate Resorts LLC, Series 2020-1A, Class C,
	6.213%, 3/20/34 (144A)	$ 147,183
400,000	Westgate Resorts LLC, Series 2022-1A, Class C,
	2.488%, 8/20/36 (144A)	397,584
	TOTAL ASSET BACKED SECURITIES
	(Cost $12,229,978)	$ 12,208,015
	COLLATERALIZED MORTGAGE OBLIGATIONS —
	3.9% of Net Assets
110,000(c)	Angel Oak Mortgage Trust I LLC, Series 2019-1,
	Class M1, 4.50%, 11/25/48 (144A)	$ 109,552
15,688(a)	Bear Stearns ALT-A Trust, Series 2005-7, Class 11A1,
	0.648% (1 Month USD LIBOR + 54 bps), 8/25/35	15,690
8,029(a)	Bellemeade Re, Ltd., Series 2018-1A, Class M1B,
	1.708% (1 Month USD LIBOR + 160 bps), 4/25/28 (144A)	8,029
81,858(a)	Bellemeade Re, Ltd., Series 2018-3A, Class M1B,
	1.958% (1 Month USD LIBOR + 185 bps), 10/25/28 (144A)	81,858
104,205(a)	Bellemeade Re, Ltd., Series 2019-1A, Class M1B,
	1.858% (1 Month USD LIBOR + 175 bps), 3/25/29 (144A)	104,390
150,000(a)	Bellemeade Re, Ltd., Series 2020-3A, Class M1C,
	3.808% (1 Month USD LIBOR + 370 bps), 10/25/30 (144A)	154,388
150,000(a)	Bellemeade Re, Ltd., Series 2020-3A, Class M2,
	4.958% (1 Month USD LIBOR + 485 bps), 10/25/30 (144A)	156,631
151,297(a)	Bellemeade Re, Ltd., Series 2020-4A, Class M2B, 3.708%
	(1 Month USD LIBOR + 360 bps), 6/25/30 (144A)	152,181
300,000(a)	Bellemeade Re, Ltd., Series 2021-3A, Class M2, 3.20%
	(SOFR30A + 315 bps), 9/25/31 (144A)	294,050
150,000(a)	Bellemeade Re, Ltd., Series 2022-1, Class M1C, 3.75%
	(SOFR30A + 370 bps), 1/26/32 (144A)	150,307
100,000(c)	Bunker Hill Loan Depositary Trust, Series 2020-1,
	Class A3, 3.253%, 2/25/55 (144A)	100,434
100,000(c)	Cascade Funding Mortgage Trust, Series 2021-HB6,
	Class M3, 3.735%, 6/25/36 (144A)	98,302
150,000	Cascade MH Asset Trust, Series 2021-MH1, Class M1,
	2.992%, 2/25/46 (144A)	147,914
300,000(c)	CFMT LLC, Series 2021-HB5, Class M3, 2.91%, 2/25/31
	(144A)	295,884
200,000(c)	CFMT LLC, Series 2021-HB7, Class M3, 3.849%, 10/27/31
	(144A)	198,227
500,000(c)	CIM Trust, Series 2019-R5, Class M3, 3.50%, 9/25/59
	(144A)	507,415
343,094(c)	CIM Trust, Series 2021-J2, Class B1, 2.675%, 4/25/51
	(144A)	336,400
500,000(c)	Citigroup Mortgage Loan Trust, Series 2018-RP3,
	Class M3, 3.25%, 3/25/61 (144A)	500,368

The accompanying notes are an integral part of these financial statements.

30 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
693,208(c)	Citigroup Mortgage Loan Trust, Series 2021-INV2,
	Class B1W, 2.99%, 5/25/51 (144A)	$ 695,560
26,954(a)	Connecticut Avenue Securities Trust, Series 2019-R06,
	Class 2M2, 2.208% (1 Month USD LIBOR + 210 bps),
	9/25/39 (144A)	26,979
45,745(a)	Connecticut Avenue Securities Trust, Series 2019-R07,
	Class 1M2, 2.208% (1 Month USD LIBOR + 210 bps),
	10/25/39 (144A)	45,860
27,386(a)	Connecticut Avenue Securities Trust, Series 2020-R01,
	Class 1M2, 2.158% (1 Month USD LIBOR + 205 bps),
	1/25/40 (144A)	27,499
72,483(a)	Connecticut Avenue Securities Trust, Series 2020-R02,
	Class 2M2, 2.108% (1 Month USD LIBOR + 200 bps),
	1/25/40 (144A)	72,773
82,591(a)	Eagle Re, Ltd., Series 2018-1, Class M1, 1.808%
	(1 Month USD LIBOR + 170 bps), 11/25/28 (144A)	82,591
210,548(a)	Eagle Re, Ltd., Series 2019-1, Class M1B, 1.908%
	(1 Month USD LIBOR + 180 bps), 4/25/29 (144A)	210,548
160,000(a)	Eagle Re, Ltd., Series 2020-2, Class M2, 5.708%
	(1 Month USD LIBOR + 560 bps), 10/25/30 (144A)	161,328
150,000(a)	Eagle Re, Ltd., Series 2021-2, Class M1C, 3.50%
	(SOFR30A + 345 bps), 4/25/34 (144A)	151,096
40,359(a)	Federal Home Loan Mortgage Corp. REMICS,
	Series 1671, Class S, 0.756% (1 Month USD LIBOR +
	65 bps), 2/15/24	40,269
470,974	Federal Home Loan Mortgage Corp. REMICS,
	Series 3816, Class HA, 3.50%, 11/15/25	486,025
17,015(a)	Federal Home Loan Mortgage Corp. REMICS,
	Series 3868, Class FA, 0.506% (1 Month USD LIBOR +
	40 bps), 5/15/41	17,200
134,283(a)(d)	Federal Home Loan Mortgage Corp. REMICS,
	Series 4091, Class SH, 6.444% (1 Month USD LIBOR +
	655 bps), 8/15/42	26,721
18,922(a)	Federal National Mortgage Association REMICS,
	Series 2006-104, Class GF, 0.428%
	(1 Month USD LIBOR + 32 bps), 11/25/36	19,010
25,688(a)	Federal National Mortgage Association REMICS,
	Series 2006-23, Class FP, 0.408% (1 Month USD
	LIBOR 30 bps), 4/25/36	25,836
10,160(a)	Federal National Mortgage Association REMICS,
	Series 2007-93, Class FD, 0.658% (1 Month USD
	LIBOR + 55 bps), 9/25/37	10,309
63,218(a)	Federal National Mortgage Association REMICS,
	Series 2011-63, Class FG, 0.558% (1 Month USD
	LIBOR + 45 bps), 7/25/41	63,957

The accompanying notes are an integral part of these financial statements.

Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22 31

Schedule of Investments | 1/31/22

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
646,804(c)	Flagstar Mortgage Trust, Series 2021-6INV, Class A4,
	2.50%, 8/25/51 (144A)	$ 632,858
190,000(a)	Freddie Mac Stacr Remic Trust, Series 2020-DNA3,
	Class B1, 5.208% (1 Month USD LIBOR + 510 bps),
	6/25/50 (144A)	197,647
190,000(a)	Freddie Mac Stacr Remic Trust, Series 2020-DNA4,
	Class B1, 6.108% (1 Month USD LIBOR + 600 bps),
	8/25/50 (144A)	201,110
12,912(a)	Freddie Mac Stacr Remic Trust, Series 2020-DNA4,
	Class M2, 3.858% (1 Month USD LIBOR + 375 bps),
	8/25/50 (144A)	12,975
105,000(a)	Freddie Mac Stacr Remic Trust, Series 2020-DNA5,
	Class B1, 4.85% (SOFR30A + 480 bps), 10/25/50 (144A)	111,842
104,898(a)	Freddie Mac Stacr Remic Trust, Series 2020-DNA5,
	Class M2, 2.85% (SOFR30A + 280 bps), 10/25/50 (144A)	105,922
80,000(a)	Freddie Mac Stacr Remic Trust, Series 2020-DNA6,
	Class B2, 5.70% (SOFR30A + 565 bps), 12/25/50 (144A)	80,659
60,000(a)	Freddie Mac Stacr Remic Trust, Series 2020-HQA4,
	Class B1, 5.358% (1 Month USD LIBOR + 525 bps),
	9/25/50 (144A)	63,160
40,000(a)	Freddie Mac Stacr Remic Trust, Series 2021-DNA1,
	Class B1, 2.70% (SOFR30A + 265 bps),
	1/25/51 (144A)	39,600
195,000(a)	Freddie Mac Stacr Remic Trust, Series 2021-DNA1,
	Class B2, 4.80% (SOFR30A + 475 bps),
	1/25/51 (144A)	191,767
35,000(a)	Freddie Mac Stacr Remic Trust, Series 2021-DNA5,
	Class B1, 3.10% (SOFR30A + 305 bps),
	1/25/34 (144A)	35,172
120,000(a)	Freddie Mac Stacr Remic Trust, Series 2021-HQA1,
	Class B2, 5.05% (SOFR30A + 500 bps),
	8/25/33 (144A)	114,512
485,000(a)	Freddie Mac Stacr Remic Trust, Series 2021-HQA3,
	Class B1, 3.40% (SOFR30A + 335 bps),
	9/25/41 (144A)	480,753
200,000(a)	Freddie Mac Stacr Remic Trust, Series 2021-HQA4,
	Class B1, 3.80% (SOFR30A + 375 bps),
	12/25/41 (144A)	200,000
100,000(a)	Freddie Mac Stacr Remic Trust, Series 2022-DNA1,
	Class B1, 3.45% (SOFR30A + 340 bps),
	1/25/42 (144A)	96,750
24,969(a)	Freddie Mac Stacr Trust, Series 2018-HQA2, Class M1,
	0.858% (1 Month USD LIBOR + 75 bps), 10/25/48 (144A)	24,969
110,000(a)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2020-HQA5, Class B2, 7.45% (SOFR30A +
	740 bps), 11/25/50 (144A)	126,495

The accompanying notes are an integral part of these financial statements.

32 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
120,000(a)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2021-DNA7, Class B1, 3.70% (SOFR30A +
	365 bps), 11/25/41 (144A)	$ 121,022
403,295(d)	Government National Mortgage Association,
	Series 2019-159, Class CI, 3.50%, 12/20/49	56,220
338,894(a)(d)	Government National Mortgage Association,
	Series 2020-9, Class SA, 3.246% (1 Month USD LIBOR +
	335 bps), 1/20/50	22,250
94,450(c)	GS Mortgage-Backed Securities Trust, Series 2020- NQM1,
	Class A3, 2.352%, 9/27/60 (144A)	95,250
348,885(c)	GS Mortgage-Backed Securities Trust, Series 2021-GR3,
	Class B2, 3.397%, 4/25/52 (144A)	345,052
326,467(c)	GS Mortgage-Backed Securities Trust, Series 2022- PJ1,
	Class A4, 2.50%, 5/28/52 (144A)	316,180
44,390(a)	Home Re Ltd., Series 2018-1, Class M1, 1.708%
	(1 Month USD LIBOR + 160 bps), 10/25/28 (144A)	44,390
68,968(a)	Home Re Ltd., Series 2019-1, Class M1, 1.758%
	(1 Month USD LIBOR + 165 bps), 5/25/29 (144A)	68,990
150,000(a)	Home Re Ltd., Series 2020-1, Class M1C, 4.258%
	(1 Month USD LIBOR + 415 bps), 10/25/30 (144A)	151,481
150,000(a)	Home Re Ltd., Series 2020-1, Class M2, 5.358%
	(1 Month USD LIBOR + 525 bps), 10/25/30 (144A)	154,523
165,000(a)	Home Re Ltd., Series 2021-1, Class M2, 2.958%
	(1 Month USD LIBOR + 285 bps), 7/25/33 (144A)	164,392
100,000(c)	Homeward Opportunities Fund I Trust, Series 2020-2,
	Class A3, 3.196%, 5/25/65 (144A)	99,940
100,000(c)	Imperial Fund Mortgage Trust, Series 2021-NQM2,
	Class B1, 3.295%, 9/25/56 (144A)	97,401
100,000(c)	Imperial Fund Mortgage Trust, Series 2021-NQM2,
	Class M1, 2.489%, 9/25/56 (144A)	97,533
400,000	IMS Ecuadorian Mortgage Trust, Series 2021-1, Class GA,
	3.40%, 8/18/43 (144A)	412,000
367,534(c)	JP Morgan Mortgage Trust, Series 2021-7, Class A3, 2.50%,
	11/25/51 (144A)	358,349
295,450(c)	JP Morgan Mortgage Trust, Series 2021-7, Class B2,
	2.812%, 11/25/51 (144A)	287,804
295,338(c)	JP Morgan Mortgage Trust, Series 2021-INV1, Class B1,
	2.997%, 10/25/51 (144A)	294,179
332,705(c)	JP Morgan Mortgage Trust, Series 2021-INV6, Class A5A,
	2.50%, 4/25/52 (144A)	322,231
300,000(c)	JP Morgan Mortgage Trust, Series 2022-INV1, Class B2,
	3.303%, 3/25/52 (144A)	286,352
490,115(c)	Mello Mortgage Capital Acceptance, Series 2021- MTG1,
	Class B1, 2.653%, 4/25/51 (144A)	473,898

The accompanying notes are an integral part of these financial statements.

Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22 33

Schedule of Investments | 1/31/22

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
89,067(c)	MFA Trust, Series 2020-NQM1, Class A3, 2.30%,
	8/25/49 (144A)	$ 88,924
300,000(c)	Mill City Mortgage Loan Trust, Series 2019-GS2,
	Class M3, 3.25%, 8/25/59 (144A)	303,232
56,300(c)	New Residential Mortgage Loan Trust, Series
	2019- NQM4, Class A1, 2.492%, 9/25/59 (144A)	56,385
116,586(a)	Oaktown Re V, Ltd., Series 2020-2A, Class M1B, 3.708%
	(1 Month USD LIBOR + 360 bps), 10/25/30 (144A)	116,861
150,000(a)	Oaktown Re V, Ltd., Series 2020-2A, Class M2, 5.358%
	(1 Month USD LIBOR + 525 bps), 10/25/30 (144A)	152,885
588,709(c)	PRMI Securitization Trust, Series 2021-1, Class B1,
	2.479%, 4/25/51 (144A)	562,089
277,457(c)	Provident Funding Mortgage Trust, Series 2021-1,
	Class A5, 2.50%, 4/25/51 (144A)	268,723
5,888(a)	Radnor Re, Ltd., Series 2018-1, Class M1, 1.508%
	(1 Month USD LIBOR + 140 bps), 3/25/28 (144A)	5,890
191,559(a)	Radnor Re, Ltd., Series 2019-1, Class M1B, 2.058%
	(1 Month USD LIBOR + 195 bps), 2/25/29 (144A)	192,495
360,000(a)	Radnor Re, Ltd., Series 2020-1, Class M1C, 1.858%
	(1 Month USD LIBOR + 175 bps), 1/25/30 (144A)	352,871
397,042(c)	RCKT Mortgage Trust, Series 2021-4, Class B1A,
	3.024%, 9/25/51 (144A)	395,051
60,132(c)	RMF Proprietary Issuance Trust, Series 2019-1, Class A,
	2.75%, 10/25/63 (144A)	60,177
396,437(c)	RMF Proprietary Issuance Trust, Series 2021-2, Class A,
	2.125%, 9/25/61 (144A)	385,888
595,801(c)	Sequoia Mortgage Trust, Series 2021-4, Class A1,
	2.50%, 6/25/51 (144A)	582,210
80,000(a)	STACR Trust, Series 2018-HRP2, Class M3, 2.508%
	(1 Month USD LIBOR + 240 bps), 2/25/47 (144A)	81,401
150,000(a)	Traingle Re, Ltd., Series 2020-1, Class M1C, 4.608%
	(1 Month USD LIBOR + 450 bps), 10/25/30 (144A)	150,324
350,000(a)	Traingle Re, Ltd., Series 2021-1, Class M1C, 3.508%
	(1 Month USD LIBOR + 340 bps), 8/25/33 (144A)	349,999
134,633(c)	Visio Trust, Series 2019-2, Class A1, 2.722%,
	11/25/54 (144A)	134,558
337,124(c)	Wells Fargo Mortgage Backed Securities Trust,
	Series 2021-INV2, Class A2, 2.50%, 9/25/51 (144A)	330,276
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $17,406,730)	$ 17,131,448

The accompanying notes are an integral part of these financial statements.

34 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22

Principal
Amount
USD ($)		Value
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — 2.7% of Net Assets
200,000(a)	Austin Fairmont Hotel Trust, Series 2019-FAIR,
	Class A, 1.156% (1 Month USD LIBOR + 105 bps),
	9/15/32 (144A)	$ 199,679
500,000	BANK, Series 2017-BNK7, Class AS, 3.748%, 9/15/60	528,469
250,000(a)	Beast Mortgage Trust, Series 2021-1818, Class A,
	1.30% (1 Month USD LIBOR + 105 bps), 3/15/36 (144A)	249,926
300,000	Benchmark Mortgage Trust, Series 2018-B8,
	Class A4, 3.963%, 1/15/52	321,133
175,000	Benchmark Mortgage Trust, Series 2021-B27,
	Class A5, 2.39%, 7/15/54	172,141
328,856(a)	BX Commercial Mortgage Trust, Series 2020-BXLP,
	Class D, 1.356% (1 Month USD LIBOR + 125 bps),
	12/15/36 (144A)	328,229
425,000(a)	BX Commercial Mortgage Trust, Series 2021-VOLT,
	Class F, 2.506% (1 Month USD LIBOR + 240 bps),
	9/15/36 (144A)	420,741
243,416	CFCRE Commercial Mortgage Trust, Series 2016-C3,
	Class A2, 3.597%, 1/10/48	253,686
198,551(a)	CHC Commercial Mortgage Trust, Series 2019-CHC,
	Class D, 2.156% (1 Month USD LIBOR + 205 bps),
	6/15/34 (144A)	194,566
248,189(a)	CHC Commercial Mortgage Trust, Series 2019-CHC,
	Class E, 2.456% (1 Month USD LIBOR + 235 bps),
	6/15/34 (144A)	240,095
500,000(c)	Citigroup Commercial Mortgage Trust, Series 2014- GC19,
	Class B, 4.805%, 3/10/47	522,704
300,000	Citigroup Commercial Mortgage Trust, Series 2020- GC46,
	Class A5, 2.717%, 2/15/53	303,616
196,598(a)	Cold Storage Trust, Series 2020-ICE5, Class D, 2.206%	196,223
334,196	(1 Month USD LIBOR + 210 bps), 11/15/37 (144A) COMM
	Mortgage Trust, Series 2014-UBS3, Class A3,
	3.546%, 6/10/47	341,209
1,503	Credit Suisse First Boston Mortgage Securities Corp.,
	Series 2005-C2, Class AMFX, 4.877%, 4/15/37	1,504
400,000(a)	Credit Suisse Mortgage Capital Certificates, Series
	2019-ICE4, Class E, 2.256% (1 Month USD LIBOR
	+ 215 bps), 5/15/36 (144A)	399,622
250,000(c)	CSAIL Commercial Mortgage Trust, Series 2015-C4,
	Class AS, 4.174%, 11/15/48	263,626
23,818(a)	Freddie Mac Multifamily Structured Credit Risk, Series
	2021-MN1, Class M1, 2.05% (SOFR30A +
	200 bps), 1/25/51 (144A)	23,421
550,000(a)	Freddie Mac Multifamily Structured Credit Risk, Series
	2021-MN3, Class M2, 4.05% (SOFR30A +
	400 bps), 11/25/51 (144A)	532,153

The accompanying notes are an integral part of these financial statements.

Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22 35

Schedule of Investments | 1/31/22

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — (continued)
300,000	Freddie Mac Multifamily Structured Pass Through
	Certificates, Series K729, Class A2, 3.136%, 10/25/24	$ 311,037
100,000(c)	FREMF Mortgage Trust, Series 2017-KW03, Class B,
	4.063%, 7/25/27 (144A)	102,299
73,221(a)	FREMF Mortgage Trust, Series 2019-KF64, Class B,
	2.401% (1 Month USD LIBOR + 230 bps), 6/25/26 (144A)	73,558
250,000(c)	FREMF Trust, Series 2018-KW04, Class B, 4.045%,
	9/25/28 (144A)	252,390
892,820(c)	Government National Mortgage Association, Series
	2017-21, Class IO, 0.656%, 10/16/58	39,233
300,000(a)	GS Mortgage Securities Corportation Trust, Series 2021-IP,
	Class D, 2.206% (1 Month USD LIBOR +
	210 bps), 10/15/36 (144A)	299,513
290,000	GS Mortgage Securities Trust, Series 2015-GC28,
	Class A5, 3.396%, 2/10/48	300,580
200,000	JP Morgan Chase Commercial Mortgage Securities Trust,
	Series 2016-JP2, Class A4, 2.822%, 8/15/49	203,285
375,000	JP Morgan Chase Commercial Mortgage Securities Trust,
	Series 2018-WPT, Class AFX, 4.248%, 7/5/33 (144A)	386,507
250,000	JPMDB Commercial Mortgage Securities Trust, Series
	2018-C8, Class A4, 4.211%, 6/15/51	273,164
2,450,000(c)	JPMDB Commercial Mortgage Securities Trust, Series
	2018-C8, Class XB, 0.10%, 6/15/51	19,217
250,000	Key Commercial Mortgage Securities Trust, Series
	2019-S2, Class A3, 3.469%, 6/15/52 (144A)	254,196
600,000(a)	Med Trust, Series 2021-MDLN, Class E, 3.257%
	(1 Month USD LIBOR + 315 bps), 11/15/38 (144A)	593,987
500,000(a)	Med Trust, Series 2021-MDLN, Class F, 4.107%
	(1 Month USD LIBOR + 400 bps), 11/15/38 (144A)	494,388
300,000(c)	Morgan Stanley Capital I Trust, Series 2018-MP,
	Class A, 4.276%, 7/11/40 (144A)	324,572
100,702(a)	Multifamily Connecticut Avenue Securities Trust, Series
	2019-01, Class M7, 1.808% (1 Month USD LIBOR
	+ 170 bps), 10/15/49 (144A)	99,481
50,000	Palisades Center Trust, Series 2016-PLSD, Class A,
	2.713%, 4/13/33 (144A)	44,823
500,000(a)	Ready Capital Mortgage Financing LLC, Series 2021- FL7,
	Class D, 3.058% (1 Month USD LIBOR +
	295 bps), 11/25/36 (144A)	495,523
475,000	SLG Office Trust, Series 2021-OVA, Class E, 2.851%,
	7/15/41 (144A)	440,753
250,000(c)	Soho Trust, Series 2021-SOHO, Class A, 2.697%,
	8/10/38 (144A)	238,884

The accompanying notes are an integral part of these financial statements.

36 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22

Principal
Amount
USD ($)		Value
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — (continued)
399,407(a)	TTAN, Series 2021-MHC, Class B, 1.207% (1 Month USD
	LIBOR + 110 bps), 3/15/38 (144A)	$ 397,644
250,000(c)	UBS Commercial Mortgage Trust, Series 2018-C9,
	Class C, 4.88%, 3/15/51	264,143
400,000(c)	Wells Fargo Commercial Mortgage Trust, Series
	2018-C43, Class A4, 4.012% , 3/15/51	434,435
250,000(c)	WFRBS Commercial Mortgage Trust, Series 2014-C25,
	Class D, 3.803%, 11/15/47 (144A)	233,491
	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
	(Cost $12,314,291)	$ 12,069,846
	CORPORATE BONDS — 11.0% of Net Assets
	Advertising — 0.1%
226,000	Interpublic Group of Cos., Inc., 4.75%, 3/30/30	$ 256,074
257,000	Midas OpCo Holdings LLC, 5.625%, 8/15/29 (144A)	251,860
	Total Advertising	$ 507,934
	Aerospace & Defense— 0.2%
355,000	Raytheon Technologies Corp., 3.20%, 3/15/24	$ 365,609
426,000	Teledyne Technologies, Inc., 2.25%, 4/1/28	417,465
	Total Aerospace & Defense	$ 783,074
	Airlines — 0.3%
25,000	Air Canada, 3.875%, 8/15/26 (144A)	$ 24,230
130,507	Air Canada 2017-1 Class AA Pass Through Trust, 3.30%,
	1/15/30 (144A)	130,385
277,405	Alaska Airlines 2020-1 Class A Pass Through Trust,
	4.80%, 8/15/27 (144A)	302,455
40,000	American Airlines 2021-1 Class B Pass Through Trust,
	3.95%, 7/11/30	39,087
45,000	American Airlines, Inc./AAdvantage Loyalty IP, Ltd.,
	5.50%, 4/20/26 (144A)	45,938
35,000	American Airlines, Inc./AAdvantage Loyalty IP, Ltd.,
	5.75%, 4/20/29 (144A)	35,831
139,385	British Airways 2019-1 Class A Pass Through Trust,
	3.35%, 6/15/29 (144A)	138,206
108,214	British Airways 2019-1 Class AA Pass Through Trust,
	3.30%, 12/15/32 (144A)	109,383
34,451	British Airways 2020-1 Class A Pass Through Trust,
	4.25%, 11/15/32 (144A)	35,992
46,424	British Airways 2020-1 Class B Pass Through Trust,
	8.375%, 11/15/28 (144A)	52,829
60,000	Delta Air Lines, Inc./SkyMiles IP, Ltd., 4.75%, 10/20/28
	(144A)	64,026

The accompanying notes are an integral part of these financial statements.

Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22 37

Schedule of Investments | 1/31/22

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Airlines — (continued)
103,356	JetBlue 2019-1 Class AA Pass Through Trust, 2.75%,
	5/15/32	$ 101,565
39,252	JetBlue 2020-1 Class A Pass Through Trust, 4.00%,
	11/15/32	41,712
63,936	United Airlines 2020-1 Class B Pass Through Trust,
	4.875%, 1/15/26	66,145
	Total Airlines	$ 1,187,784
	Auto Manufacturers — 0.4%
200,000	Ford Motor Credit Co. LLC, 3.625%, 6/17/31	$ 197,690
300,000	Ford Motor Credit Co. LLC, 5.584%, 3/18/24	313,500
410,000(a)	General Motors Financial Co., Inc., 0.809% (SOFRRATE +	410,801
	76 bps), 3/8/24
165,000	General Motors Financial Co., Inc., 3.10%, 1/12/32	161,449
610,000(a)	Toyota Motor Credit Corp., 0.37% (SOFRRATE +
	32 bps), 4/6/23	610,014
	Total Auto Manufacturers	$ 1,693,454
	Auto Parts & Equipment — 0.0%†
80,000	Dana, Inc., 4.25%, 9/1/30	$ 77,500
	Total Auto Parts & Equipment	$ 77,500
	Banks — 2.2%
400,000(c)	ABN AMRO Bank NV, 2.47% (1 Year CMT Index +
	110 bps), 12/13/29 (144A)	$ 386,651
200,000	ABN AMRO Bank NV, 4.80%, 4/18/26 (144A)	215,967
200,000(c)	AIB Group Plc, 4.263% (3 Month USD LIBOR +
	187 bps), 4/10/25 (144A)	207,979
200,000	Banco do Brasil SA, 3.25%, 9/30/26 (144A)	194,600
200,000	Banco Santander Chile, 2.70%, 1/10/25 (144A)	202,502
200,000(c)	Banco Santander SA, 1.722% (1 Year CMT Index +
	90 bps), 9/14/27	191,688
600,000(c)	Banco Santander SA, 3.225% (1 Year CMT Index + 160
	bps), 11/22/32	575,646
335,000(c)	Bank of America Corp., 2.572% (SOFRRATE + 121
	bps), 10/20/32	324,628
217,000(c)	Bank of America Corp., 4.083% (3 Month USD LIBOR +
	315 bps), 3/20/51	244,363
225,000(c)	BNP Paribas SA, 2.159% (SOFRRATE + 122 bps),
	9/15/29 (144A)	213,892
350,000(c)	BPCE SA, 3.116% (SOFRRATE + 173 bps),
	10/19/32 (144A)	337,654
250,000(c)	BPCE SA, 3.648% (5 Year CMT Index + 190 bps),
	1/14/37 (144A)	246,988
220,000(c)	Citigroup, Inc., 2.52% (SOFRRATE + 118 bps), 11/3/32	211,940
465,000(c)(e)	Credit Suisse Group AG, 7.125% (5 Year USD Swap
	Rate + 511 bps)	471,975

The accompanying notes are an integral part of these financial statements.

38 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22

Principal
Amount
USD ($)		Value
	Banks — (continued)
210,000(c)	Goldman Sachs Group, Inc., 2.65% (SOFRRATE + 126
	bps), 10/21/32	$ 204,363
195,000(c)	Goldman Sachs Group, Inc., 3.272% (3 Month USD
	LIBOR + 120 bps), 9/29/25	200,783
140,000(c)	Goldman Sachs Group, Inc., 4.223% (3 Month USD
	LIBOR + 130 bps), 5/1/29	150,793
305,000(c)	HSBC Holdings Plc, 2.206% (SOFRRATE + 129 bps),	290,324
335,000(c)	8/17/29 HSBC Holdings Plc, 2.871% (SOFRRATE +
	141 bps), 11/22/32	324,231
585,000(c)(e)	ING Groep NV, 4.25% (1 Year CMT Index + 286 bps)	530,887
275,000(c)	JPMorgan Chase & Co., 2.545% (SOFRRATE +
	118 bps), 11/8/32	266,472
300,000(c)	Macquarie Group, Ltd., 2.691% (SOFRRATE + 144
	bps), 6/23/32 (144A)	288,522
175,000(c)	Macquarie Group, Ltd., 2.871% (SOFRRATE + 153
	bps), 1/14/33 (144A)	168,694
200,000(c)	Mitsubishi UFJ Financial Group, Inc., 2.494% (1 Year CMT
	Index + 97 bps), 10/13/32	193,729
195,000(c)	Santander Holdings USA, Inc., 2.49% (SOFRRATE + 125
	bps), 1/6/28	191,902
200,000(c)	Societe Generale SA, 4.027% (1 Year CMT Index + 190
	bps), 1/21/43 (144A)	192,917
200,000(c)(e)	Societe Generale SA, 5.375% (5 Year CMT Index + 451
	bps) (144A)	201,300
530,000(c)	Standard Chartered Plc, 3.603% (1 Year CMT Index +
	190 bps), 1/12/33 (144A)	514,131
225,000	Sumitomo Mitsui Financial Group, Inc., 3.202%, 9/17/29	228,786
250,000	Truist Bank, 2.25%, 3/11/30	241,151
385,000	UBS Group AG, 2.746%, 2/11/33 (144A)	373,006
350,000(c)	UniCredit S.p.A., 2.569% (1 Year CMT Index + 230 bps),
	9/22/26 (144A)	343,468
200,000(c)	UniCredit S.p.A., 7.296% (5 Year USD 1100 Run ICE
	Swap Rate + 491 bps), 4/2/34 (144A)	229,618
530,000(c)	US Bancorp, 2.491% (5 Year CMT Index + 95 bps), 11/3/36	508,904
	Total Banks	$ 9,670,454
	Biotechnology — 0.0%†
200,000	Grifols Escrow Issuer SA, 4.75%, 10/15/28 (144A)	$ 199,000
	Total Biotechnology	$ 199,000
	Building Materials — 0.1%
79,000	Builders FirstSource, Inc., 4.25%, 2/1/32 (144A)	$ 77,341
116,000	Carrier Global Corp., 2.70%, 2/15/31	113,993
20,000	MIWD Holdco II LLC/MIWD Finance Corp., 5.50%,
	2/1/30 (144A)	19,854
150,000	Standard Industries, Inc., 4.375%, 7/15/30 (144A)	143,602

The accompanying notes are an integral part of these financial statements.

Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22 39

Schedule of Investments | 1/31/22

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Building Materials — (continued)
10,000	Summit Materials LLC/Summit Materials Finance
	Corp., 5.25%, 1/15/29 (144A)	$ 10,206
	Total Building Materials	$ 364,996
	Chemicals — 0.1%
55,000	Ingevity Corp., 3.875%, 11/1/28 (144A)	$ 51,838
71,000	NOVA Chemicals Corp., 5.25%, 6/1/27 (144A)	71,691
150,000	Tronox, Inc., 4.625%, 3/15/29 (144A)	144,451
	Total Chemicals	$ 267,980
	Commercial Services — 0.1%
35,000	Allied Universal Holdco LLC/Allied Universal Finance
	Corp., 6.625%, 7/15/26 (144A)	$ 35,940
90,000	CoreLogic, Inc., 4.50%, 5/1/28 (144A)	86,175
110,000	Element Fleet Management Corp., 1.60%, 4/6/24 (144A)	109,092
195,000	Garda World Security Corp., 4.625%, 2/15/27 (144A)	190,242
50,000	HealthEquity, Inc., 4.50%, 10/1/29 (144A)	48,875
115,000	Prime Security Services Borrower LLC/Prime Finance,
	Inc., 6.25%, 1/15/28 (144A)	114,548
	Total Commercial Services	$ 584,872
	Cosmetics/Personal Care — 0.0%†
75,000	Edgewell Personal Care Co., 5.50%, 6/1/28 (144A)	$ 77,813
	Total Cosmetics/Personal Care	$ 77,813
	Diversified Financial Services — 0.6%
205,000	AerCap Ireland Capital DAC/AerCap Global Aviation
	Trust, 3.30%, 1/30/32	$ 200,161
595,000	Air Lease Corp., 2.875%, 1/15/32	565,833
225,000	Alliance Data Systems Corp., 7.00%, 1/15/26 (144A)	234,562
18,000	Avolon Holdings Funding, Ltd., 3.95%, 7/1/24 (144A)	18,615
200,000	B3 SA - Brasil Bolsa Balcao, 4.125%, 9/20/31 (144A)	184,502
300,000	Capital One Financial Corp., 3.75%, 4/24/24	312,511
110,000	Capital One Financial Corp., 4.25%, 4/30/25	117,257
45,000	Nationstar Mortgage Holdings, Inc., 5.125%,
	12/15/30 (144A)	42,187
445,000	Nomura Holdings, Inc., 2.999%, 1/22/32	438,294
120,000	OneMain Finance Corp., 3.50%, 1/15/27	114,300
305,000	OneMain Finance Corp., 4.00%, 9/15/30	285,175
143,000	Raymond James Financial, Inc., 3.75%, 4/1/51	150,460
163,000	United Wholesale Mortgage LLC, 5.50%, 4/15/29 (144A)	149,292
	Total Diversified Financial Services	$ 2,813,149

The accompanying notes are an integral part of these financial statements.

40 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22

Principal
Amount
USD ($)		Value
	Electric — 0.8%
190,000	AES Corp., 2.45%, 1/15/31	$ 179,656
60,000	AES Corp., 3.95%, 7/15/30 (144A)	62,052
195,000(c)	Algonquin Power & Utilities Corp., 4.75% (5 Year CMT
	Index + 325 bps), 1/18/82	192,608
125,000	American Electric Power Co., Inc., 4.30%, 12/1/28	135,701
529,000	Calpine Corp., 3.75%, 3/1/31 (144A)	480,612
30,000	Clearway Energy Operating LLC, 3.75%, 1/15/32 (144A)	28,463
220,000	Consolidated Edison Co. of New York, Inc.,
	4.625%, 12/1/54	263,253
76,000(f)	Dominion Energy, Inc., 3.071%, 8/15/24	77,924
250,000	Duke Energy Carolinas LLC, 3.95%, 3/15/48	273,333
230,000	Edison International, 2.95%, 3/15/23	232,432
200,000(c)	Enel S.p.A., 8.75% (5 Year USD Swap Rate +
	588 bps), 9/24/73 (144A)	220,144
121,000	New York State Electric & Gas Corp., 3.30%,
	9/15/49 (144A)	120,594
25,000	Pattern Energy Operations LP/Pattern Energy
	Operations, Inc., 4.50%, 8/15/28 (144A)	25,170
205,000	Puget Energy, Inc., 2.379%, 6/15/28	197,741
145,000	Puget Energy, Inc., 4.10%, 6/15/30	153,699
274,000	San Diego Gas & Electric Co., 2.95%, 8/15/51	257,054
215,000	Sempra Energy, 3.40%, 2/1/28	224,445
200,000	Virginia Electric and Power Co., 4.45%, 2/15/44	230,454
155,000	Vistra Operations Co. LLC, 4.375%, 5/1/29 (144A)	149,575
	Total Electric	$ 3,504,910
	Electronics — 0.0%†
55,000	Atkore, Inc., 4.25%, 6/1/31 (144A)	$ 54,134
	Total Electronics	$ 54,134
	Energy-Alternate Sources — 0.1%
40,395	Alta Wind Holdings LLC, 7.00%, 6/30/35 (144A)	$ 45,870
560,000	Atlantica Sustainable Infrastructure Plc, 4.125%,
	6/15/28 (144A)	534,800
	Total Energy-Alternate Sources	$ 580,670
	Engineering & Construction — 0.1%
175,000	Dycom Industries,
	Inc., 4.50%, 4/15/29 (144A)	$ 171,383
95,000	TopBuild Corp., 4.125%, 2/15/32 (144A)	92,387
	Total Engineering & Construction	$ 263,770

The accompanying notes are an integral part of these financial statements.

Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22 41

Schedule of Investments | 1/31/22

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Food — 0.2%
110,000	JBS USA LUX SA/JBS USA Food Co./JBS USA
	Finance, Inc., 3.00%, 2/2/29 (144A)	$ 107,837
95,000	JBS USA LUX SA/JBS USA Food Co./JBS USA
	Finance, Inc., 3.00%, 5/15/32 (144A)	88,588
160,000	Lamb Weston Holdings, Inc., 4.125%, 1/31/30 (144A)	158,005
160,000	Lamb Weston Holdings, Inc., 4.375%, 1/31/32 (144A)	157,801
200,000	Minerva Luxembourg SA, 4.375%, 3/18/31 (144A)	185,750
215,000	Smithfield Foods, Inc., 2.625%, 9/13/31 (144A)	200,749
155,000	Smithfield Foods, Inc., 3.00%, 10/15/30 (144A)	150,409
4,000	Smithfield Foods, Inc., 5.20%, 4/1/29 (144A)	4,465
	Total Food	$ 1,053,604
	Gas — 0.2%
325,000	Boston Gas Co., 3.15%, 8/1/27 (144A)	$ 332,257
250,000	Southern California Gas Co., 5.125%, 11/15/40	309,382
	Total Gas	$ 641,639
	Hand/Machine Tools — 0.0%†
96,000	Kennametal, Inc., 2.80%, 3/1/31	$ 92,403
	Total Hand/Machine Tools	$ 92,403
	Healthcare-Products — 0.1%
66,000	Edwards Lifesciences Corp., 4.30%, 6/15/28	$ 72,449
244,000	Smith & Nephew Plc, 2.032%, 10/14/30	225,446
	Total Healthcare-Products	$ 297,895
	Healthcare-Services — 0.1%
400,000	Fresenius Medical Care US Finance III, Inc., 2.375%,
	2/16/31 (144A)	$ 369,154
60,000	ModivCare Escrow Issuer, Inc., 5.00%, 10/1/29 (144A)	58,114
	Total Healthcare-Services	$ 427,268
	Insurance — 1.1%
50,000	Aon Corp./Aon Global Holdings Plc, 2.60%, 12/2/31	$ 48,777
250,000	AXA SA, 8.60%, 12/15/30	350,000
435,000	CNO Global Funding, 2.65%, 1/6/29 (144A)	423,275
50,000(c)	Farmers Exchange Capital III, 5.454% (3 Month USD
	LIBOR + 345 bps), 10/15/54 (144A)	58,562
225,000(c)	Farmers Insurance Exchange, 4.747% (3 Month USD
	LIBOR + 323 bps), 11/1/57 (144A)	247,241
875,000	Liberty Mutual Insurance Co., 7.697%, 10/15/97 (144A)	1,335,612
250,000	Nationwide Financial Services, Inc., 5.30%,
	11/18/44 (144A)	301,893
402,000	Nationwide Mutual Insurance Co., 4.35%, 4/30/50 (144A)	432,567

The accompanying notes are an integral part of these financial statements.

42 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22

Principal
Amount
USD ($)		Value
	Insurance — (continued)
270,000(c)	Nippon Life Insurance Co., 2.75% (5 Year CMT Index +
	265 bps), 1/21/51 (144A)	$ 256,972
200,000(c)	Nippon Life Insurance Co., 2.90% (5 Year CMT Index +
	260 bps), 9/16/51 (144A)	190,944
220,000	Primerica, Inc., 2.80%, 11/19/31	216,434
305,000	Prudential Financial, Inc., 3.00%, 3/10/40	295,287
163,000	Prudential Financial, Inc., 3.878%, 3/27/28	178,038
110,000	Teachers Insurance & Annuity Association of America,
	4.27%, 5/15/47 (144A)	124,932
110,000	Teachers Insurance & Annuity Association of America,
	4.90%, 9/15/44 (144A)	134,071
20,000	Teachers Insurance & Annuity Association of America,
	6.85%, 12/16/39 (144A)	28,629
40,000	Willis North America, Inc., 2.95%, 9/15/29	39,728
	Total Insurance	$ 4,662,962
	Iron & Steel — 0.0%†
90,000	Commercial Metals Co., 4.375%, 3/15/32	$ 89,472
	Total Iron & Steel	$ 89,472
	Machinery-Diversified — 0.2%
500,000	CNH Industrial Capital LLC, 1.875%, 1/15/26	$ 493,081
180,000	CNH Industrial Capital LLC, 1.95%, 7/2/23	180,840
	Total Machinery-Diversified	$ 673,921
	Media — 0.1%
125,000	CCO Holdings LLC/CCO Holdings Capital Corp.,
	4.50%, 6/1/33 (144A)	$ 118,719
200,000	CSC Holdings LLC, 4.625%, 12/1/30 (144A)	177,747
	Total Media	$ 296,466
	Metal Fabricate/Hardware — 0.0%†
5,000	Roller Bearing Co. of America, Inc., 4.375%,
	10/15/29 (144A)	$ 4,949
	Total Metal Fabricate/Hardware	$ 4,949
	Mining — 0.2%
200,000	Anglo American Capital Plc, 2.25%, 3/17/28 (144A)	$ 193,216
290,000	AngloGold Ashanti Holdings Plc, 3.75%, 10/1/30 (144A)	284,577
250,000	Corp. Nacional del Cobre de Chile, 5.625%,
	10/18/43 (144A)	305,174
199,000	FMG Resources August 2006 Pty, Ltd., 4.375%,
	4/1/31 (144A)	200,244
55,000	Novelis Corp., 3.875%, 8/15/31 (144A)	51,700
	Total Mining	$ 1,034,911

The accompanying notes are an integral part of these financial statements.

Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22 43

Schedule of Investments | 1/31/22

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Miscellaneous Manufacturing — 0.0%†
50,000	Hillenbrand, Inc., 3.75%, 3/1/31	$ 47,875
	Total Miscellaneous Manufacturing	$ 47,875
	Multi-National — 0.1%
370,000	Banque Ouest Africaine de Developpement, 4.70%,
	10/22/31 (144A)	$ 397,972
	Total Multi-National	$ 397,972
	Oil & Gas — 0.5%
283,000	Cenovus Energy, Inc., 6.75%, 11/15/39	$ 369,500
45,000	EQT Corp., 3.625%, 5/15/31 (144A)	44,550
19,000	Hilcorp Energy I LP/Hilcorp Finance Co., 6.00%, 2/1/31
	(144A)	19,409
600,000	Lundin Energy Finance BV, 3.10%, 7/15/31 (144A)	586,022
95,000	MEG Energy Corp., 7.125%, 2/1/27 (144A)	98,563
110,000	Petroleos Mexicanos, 6.70%, 2/16/32 (144A)	108,827
70,000	Phillips 66, 2.15%, 12/15/30	65,419
35,000	Phillips 66, 3.30%, 3/15/52	32,774
250,000	Sinopec Group Overseas Development 2014, Ltd., 4.375%,
	4/10/24 (144A)	263,831
90,000	Southwestern Energy Co., 4.75%, 2/1/32	89,848
330,000	Southwestern Energy Co., 5.375%, 3/15/30	338,151
95,000	Sunoco LP/Sunoco Finance Corp., 4.50%, 4/30/30 (144A)	93,288
162,000	Valero Energy Corp., 6.625%, 6/15/37	209,144
	Total Oil & Gas	$ 2,319,326
	Pharmaceuticals — 0.5%
618,000	AbbVie, Inc., 3.20%, 11/21/29	$ 636,531
117,000	AbbVie, Inc., 4.05%, 11/21/39	126,418
55,000	AdaptHealth LLC, 5.125%, 3/1/30 (144A)	53,636
147,000	Bausch Health Americas, Inc., 9.25%, 4/1/26 (144A)	152,119
79,607	CVS Pass-Through Trust, 5.298%, 1/11/27 (144A)	83,998
81,534	CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)	92,909
64,210	CVS Pass-Through Trust, 8.353%, 7/10/31 (144A)	80,143
200,000	Organon & Co./Organon Foreign Debt Co.-Issuer BV,
	4.125%, 4/30/28 (144A)	197,560
258,000	Teva Pharmaceutical Finance Netherlands III BV,
	3.15%, 10/1/26	236,808
200,000	Teva Pharmaceutical Finance Netherlands III BV,
	5.125%, 5/9/29	192,250
400,000	Teva Pharmaceutical Finance Netherlands III BV,
	6.75%, 3/1/28	424,256
	Total Pharmaceuticals	$ 2,276,628

The accompanying notes are an integral part of these financial statements.

44 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22

Principal
Amount
USD ($)		Value
	Pipelines — 0.6%
40,000	Energy Transfer LP, 4.15%, 9/15/29	$ 41,897
332,000	Energy Transfer LP, 4.95%, 5/15/28	359,189
210,000	EnLink Midstream Partners LP, 5.45%, 6/1/47	186,900
47,000	EnLink Midstream Partners LP, 5.60%, 4/1/44	42,535
295,000	Midwest Connector Capital Co. LLC, 4.625%,
	4/1/29 (144A)	312,274
280,000	MPLX LP, 4.25%, 12/1/27	301,246
180,000	NGPL PipeCo LLC, 3.25%, 7/15/31 (144A)	178,232
400,000	Phillips 66 Partners LP, 3.75%, 3/1/28	419,421
290,000	Sabine Pass Liquefaction LLC, 5.00%, 3/15/27	319,787
205,000	Williams Cos., Inc., 5.75%, 6/24/44	253,339
242,000	Williams Cos., Inc., 7.75%, 6/15/31	320,597
	Total Pipelines	$ 2,735,417
	Real Estate — 0.0%†
155,000	Kennedy-Wilson, Inc., 4.75%, 2/1/30	$ 152,287
	Total Real Estate	$ 152,287
	REITs — 0.6%
50,000	Alexandria Real Estate Equities, Inc., 3.45%, 4/30/25	$ 52,312
125,000	Corporate Office Properties LP, 2.00%, 1/15/29	117,499
145,000	Corporate Office Properties LP, 2.75%, 4/15/31	139,479
140,000	Corporate Office Properties LP, 2.90%, 12/1/33	131,919
300,000	Duke Realty LP, 3.75%, 12/1/24	316,153
58,000	GLP Capital LP/GLP Financing II, Inc., 3.25%, 1/15/32	56,027
568,000	HAT Holdings I LLC/HAT Holdings II LLC, 3.375%,
	6/15/26 (144A)	546,700
203,000	Healthcare Trust of America Holdings LP, 3.10%, 2/15/30	206,376
82,000	Iron Mountain, Inc., 4.50%, 2/15/31 (144A)	77,752
160,000	iStar, Inc., 4.25%, 8/1/25	158,910
65,000	iStar, Inc., 4.75%, 10/1/24	65,812
40,000	iStar, Inc., 5.50%, 2/15/26	40,700
265,000	LXP Industrial Trust, 2.375%, 10/1/31	246,084
110,000	LXP Industrial Trust, 2.70%, 9/15/30	106,366
40,000	Starwood Property Trust, Inc., 3.75%, 12/31/24 (144A)	39,950
70,000	Starwood Property Trust, Inc., 4.375%, 1/15/27 (144A)	69,753
105,000	Sun Communities Operating LP, 2.30%, 11/1/28	101,944
205,000	UDR, Inc., 1.90%, 3/15/33	183,083
140,000	UDR, Inc., 4.40%, 1/26/29	154,746
	Total REITs	$ 2,811,565

The accompanying notes are an integral part of these financial statements.

Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22 45

Schedule of Investments | 1/31/22

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Retail — 0.4%
240,000	7-Eleven, Inc., 2.80%, 2/10/51 (144A)	$ 209,324
70,000	Asbury Automotive Group, Inc., 4.625%, 11/15/29 (144A)	68,972
50,000	AutoNation, Inc., 1.95%, 8/1/28	47,628
50,000	AutoNation, Inc., 2.40%, 8/1/31	46,550
250,000	AutoNation, Inc., 4.75%, 6/1/30	276,142
65,000	Beacon Roofing Supply, Inc., 4.125%, 5/15/29 (144A)	61,984
565,000	Best Buy Co., Inc., 1.95%, 10/1/30	526,317
335,000	Dollar Tree, Inc., 2.65%, 12/1/31	323,425
	Total Retail	$ 1,560,342
	Semiconductors — 0.2%
391,000	Broadcom, Inc., 3.187%, 11/15/36 (144A)	$ 371,437
60,000	Broadcom, Inc., 4.30%, 11/15/32	64,201
269,000	Skyworks Solutions, Inc., 3.00%, 6/1/31	258,488
	Total Semiconductors	$ 694,126
	Software — 0.2%
435,000	Autodesk, Inc., 2.40%, 12/15/31	$ 415,241
357,000	Broadridge Financial Solutions, Inc., 2.60%, 5/1/31	347,341
175,000	Infor, Inc., 1.75%, 7/15/25 (144A)	170,727
	Total Software	$ 933,309
	Telecommunications — 0.4%
448,000	Level 3 Financing, Inc., 3.75%, 7/15/29 (144A)	$ 408,800
96,000	Level 3 Financing, Inc., 4.625%, 9/15/27 (144A)	95,530
110,000	Lumen Technologies, Inc., 5.80%, 3/15/22	110,275
215,000	Motorola Solutions, Inc., 2.30%, 11/15/30	200,977
174,000	Plantronics, Inc., 4.75%, 3/1/29 (144A)	157,905
625,000	T-Mobile USA, Inc., 2.55%, 2/15/31	594,093
160,000	T-Mobile USA, Inc., 2.70%, 3/15/32 (144A)	153,227
230,000	Verizon Communications, Inc., 3.55%, 3/22/51	232,875
	Total Telecommunications	$ 1,953,682
	Transportation — 0.2%
150,000	Burlington Northern Santa Fe LLC, 5.15%, 9/1/43	$ 190,966
250,000	FedEx Corp., 4.55%, 4/1/46	279,099
370,000	Union Pacific Corp., 3.375%, 2/1/35	385,889
	Total Transportation	$ 855,954
	Trucking & Leasing — 0.0%†
32,000	Penske Truck Leasing Co. LP/PTL Finance Corp.,
	1.70%, 6/15/26 (144A)	$ 31,123
	Total Trucking & Leasing	$ 31,123
	TOTAL CORPORATE BONDS
	(Cost $48,675,685)	$ 48,676,590

The accompanying notes are an integral part of these financial statements.

46 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22

Shares		Value
CONVERTIBLE PREFERRED STOCK — 0.4% of
Net Assets
Banks — 0.4%
1,231(e)	Wells Fargo & Co., 7.50%	$ 1,753,079
	Total Banks	$ 1,753,079
TOTAL CONVERTIBLE PREFERRED STOCK
	(Cost $1,810,572)	$ 1,753,079

Principal
Amount
USD ($)
MUNICIPAL BONDS — 0.1% of Net Assets(g)
California — 0.1%
200,000(h)	University of California, Series AG, 4.062%, 5/15/33	$ 208,454
	Total California	$ 208,454
Massachusetts — 0.0%†
100,000	Massachusetts Development Finance Agency, Series B,
	4.844%, 9/1/43	$ 124,430
	Total Massachusetts	$ 124,430
Missouri — 0.0%†
100,000	Health & Educational Facilities Authority of the
State of Missouri, Washington University, Series A,
	3.685%, 2/15/47	$ 116,445
	Total Missouri	$ 116,445
Texas — 0.0%†
100,000(i)	Central Texas Regional Mobility Authority, 1/1/25	$ 96,356
	Total Texas	$ 96,356
TOTAL MUNICIPAL BONDS
	(Cost $485,409)	$ 545,685
INSURANCE-LINKED SECURITIES — 0.3% of
Net Assets#
Event Linked Bonds — 0.3%
Health – U.S. — 0.0%†
250,000(a)	Vitality Re X, 2.016%, (3 Month U.S. Treasury Bill + 175
	bps), 1/10/23 (144A)	$ 245,300
Multiperil – U.S. — 0.1%
250,000(a)	Easton Re Pte, 4.266%, (3 Month U.S. Treasury Bill +
	400 bps), 1/8/24 (144A)	$ 251,050
Multiperil – U.S. & Canada — 0.1%
250,000(a)	Mona Lisa Re, 8.266%, (3 Month U.S. Treasury Bill + 800
	bps), 1/9/23 (144A)	$ 252,975

The accompanying notes are an integral part of these financial statements.

Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22 47

Schedule of Investments | 1/31/22

(unaudited) (continued)

Principal
Amount
USD ($)		Value
Windstorm – U.S — 0.1%
250,000(a)	Bonanza Re, 5.016%, (3 Month U.S. Treasury Bill + 475
	bps), 12/23/24 (144A)	$ 252,175
	Total Event Linked Bonds	$ 1,001,500

Face
Amount
USD ($)
Reinsurance Sidecars — 0.0%†
Multiperil – Worldwide — 0.0%†
250,000(b)(j)+	Bantry Re 2016, 3/31/23	$ 20,150
100,000(b)(k)+	Lorenz Re 2018, 7/1/22	—
100,000(j)+	Sector Re V, 3/1/24 (144A)	77,270
$ 97,420
	Total Reinsurance Sidecars	$ 97,420
TOTAL INSURANCE-LINKED SECURITIES
	(Cost $1,139,147)	$ 1,098,920

Principal
Amount
USD ($)
FOREIGN GOVERNMENT BONDS — 0.2% of
Net Assets
Chile — 0.1%
270,000	Chile Government International Bond, 3.100%, 5/7/41	$ 250,009
	Total Chile	$ 250,009
Mexico — 0.1%
200,000	Mexico Government International Bond, 3.500%, 2/12/34	$ 192,900
300,000	Mexico Government International Bond, 4.600%, 2/10/48	300,468
	Total Mexico	$ 493,368
Philippines — 0.0%†
200,000	Philippine Government International Bond,
	5.000%, 1/13/37	$ 236,902
	Total Philippines	$ 236,902
TOTAL FOREIGN GOVERNMENT BONDS
	(Cost $1,004,905)	$ 980,279

The accompanying notes are an integral part of these financial statements.

48 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — 24.4% of Net Assets
400,000	Fannie Mae, 2.000%, 2/1/37 (TBA)	$ 401,953
21,122	Fannie Mae, 2.500%, 3/1/43	21,321
15,286	Fannie Mae, 2.500%, 4/1/43	15,430
7,122	Fannie Mae, 2.500%, 8/1/43	7,182
14,590	Fannie Mae, 2.500%, 4/1/45	14,664
23,216	Fannie Mae, 2.500%, 4/1/45	23,349
12,803	Fannie Mae, 2.500%, 8/1/45	12,833
487,760	Fannie Mae, 2.500%, 10/1/51	487,599
9,000,000	Fannie Mae, 2.500%, 2/1/52 (TBA)	8,988,750
44,603	Fannie Mae, 3.000%, 10/1/30	46,500
12,397	Fannie Mae, 3.000%, 2/1/43	12,913
117,881	Fannie Mae, 3.000%, 6/1/45	122,468
5,743	Fannie Mae, 3.000%, 5/1/46	5,994
5,262	Fannie Mae, 3.000%, 10/1/46	5,505
2,851	Fannie Mae, 3.000%, 1/1/47	2,966
16,840	Fannie Mae, 3.000%, 7/1/49	17,427
3,000,000	Fannie Mae, 3.000%, 2/1/52 (TBA)	3,066,248
4,000,000	Fannie Mae, 3.000%, 3/1/52 (TBA)	4,078,330
450,583	Fannie Mae, 3.500%, 7/1/43	478,895
118,631	Fannie Mae, 3.500%, 1/1/47	125,316
5,748	Fannie Mae, 3.500%, 2/1/49	5,879
6,566	Fannie Mae, 3.500%, 4/1/49	6,633
188,297	Fannie Mae, 3.500%, 5/1/49	200,001
284,444	Fannie Mae, 3.500%, 5/1/49	304,025
302,948	Fannie Mae, 3.500%, 6/1/49	323,323
3,000,000	Fannie Mae, 3.500%, 3/1/52 (TBA)	3,118,594
91,373	Fannie Mae, 4.000%, 10/1/40	100,314
136,188	Fannie Mae, 4.000%, 3/1/41	147,079
32,015	Fannie Mae, 4.000%, 5/1/42	34,699
209,354	Fannie Mae, 4.000%, 6/1/42	226,928
60,389	Fannie Mae, 4.000%, 9/1/42	65,233
163,891	Fannie Mae, 4.000%, 7/1/43	173,181
37,839	Fannie Mae, 4.000%, 8/1/43	40,847
98,442	Fannie Mae, 4.000%, 8/1/43	106,703
33,466	Fannie Mae, 4.000%, 4/1/47	35,885
15,076	Fannie Mae, 4.000%, 6/1/47	16,145
10,164	Fannie Mae, 4.000%, 6/1/47	10,887
78,176	Fannie Mae, 4.000%, 3/1/48	82,529
2,500,000	Fannie Mae, 4.000%, 2/1/52 (TBA)	2,641,699

The accompanying notes are an integral part of these financial statements.

Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22 49

Schedule of Investments | 1/31/22

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
129,042	Fannie Mae, 4.500%, 6/1/40	$ 140,774
104,170	Fannie Mae, 4.500%, 4/1/41	114,875
173,991	Fannie Mae, 4.500%, 12/1/43	190,445
289,971	Fannie Mae, 4.500%, 5/1/49	310,385
173,862	Fannie Mae, 4.500%, 4/1/50	186,759
6,000,000	Fannie Mae, 4.500%, 2/1/52 (TBA)	6,401,277
1,000,000	Fannie Mae, 4.500%, 3/1/52 (TBA)	1,066,255
72,624	Fannie Mae, 5.000%, 5/1/31	79,696
9,791	Fannie Mae, 5.000%, 6/1/49	10,644
14,588	Fannie Mae, 5.000%, 10/1/49	15,881
1,427	Fannie Mae, 5.500%, 3/1/23	1,443
2,372	Fannie Mae, 5.500%, 3/1/34	2,591
5,270	Fannie Mae, 5.500%, 12/1/34	5,862
32,687	Fannie Mae, 5.500%, 10/1/35	36,843
11,768	Fannie Mae, 5.500%, 12/1/35	13,301
15,566	Fannie Mae, 5.500%, 12/1/35	17,594
9,185	Fannie Mae, 5.500%, 5/1/37	10,417
70,172	Fannie Mae, 5.500%, 5/1/38	79,663
353	Fannie Mae, 6.000%, 9/1/29	393
988	Fannie Mae, 6.000%, 8/1/32	1,126
5,847	Fannie Mae, 6.000%, 12/1/33	6,416
5,900	Fannie Mae, 6.000%, 10/1/37	6,747
4,131	Fannie Mae, 6.000%, 12/1/37	4,748
7,029	Fannie Mae, 6.500%, 4/1/29	7,600
3,010	Fannie Mae, 6.500%, 7/1/29	3,307
9,688	Fannie Mae, 6.500%, 5/1/32	10,915
9,305	Fannie Mae, 6.500%, 9/1/32	10,531
4,267	Fannie Mae, 6.500%, 10/1/32	4,734
9,146	Fannie Mae, 7.000%, 1/1/36	10,311
192,670	Federal Home Loan Mortgage Corp., 2.500%, 8/1/51	192,777
44,454	Federal Home Loan Mortgage Corp., 3.000%, 2/1/43	46,324
69,516	Federal Home Loan Mortgage Corp., 3.000%, 4/1/43	72,464
43,826	Federal Home Loan Mortgage Corp., 3.000%, 5/1/43	45,664
87,631	Federal Home Loan Mortgage Corp., 3.000%, 6/1/46	90,959
22,077	Federal Home Loan Mortgage Corp., 3.000%, 12/1/46	22,908
174,631	Federal Home Loan Mortgage Corp., 3.000%, 2/1/47	181,889
8,518	Federal Home Loan Mortgage Corp., 3.000%, 11/1/47	8,854
95,775	Federal Home Loan Mortgage Corp., 3.500%, 3/1/42	101,944
113,583	Federal Home Loan Mortgage Corp., 3.500%, 8/1/46	120,881

The accompanying notes are an integral part of these financial statements.

50 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
108,695	Federal Home Loan Mortgage Corp., 3.500%, 8/1/46	$ 115,384
105,351	Federal Home Loan Mortgage Corp., 3.500%, 8/1/46	111,824
11,747	Federal Home Loan Mortgage Corp., 3.500%, 6/1/47	12,405
132,185	Federal Home Loan Mortgage Corp., 4.000%, 2/1/40	143,398
173,576	Federal Home Loan Mortgage Corp., 4.000%, 11/1/40	188,007
172,234	Federal Home Loan Mortgage Corp., 4.000%, 11/1/40	186,323
108,037	Federal Home Loan Mortgage Corp., 4.000%, 1/1/41	117,019
55,122	Federal Home Loan Mortgage Corp., 4.000%, 4/1/47	59,192
27,436	Federal Home Loan Mortgage Corp., 4.000%, 4/1/47	29,345
18,635	Federal Home Loan Mortgage Corp., 4.000%, 4/1/47	19,879
20,676	Federal Home Loan Mortgage Corp., 4.500%, 8/1/34	22,682
64,772	Federal Home Loan Mortgage Corp., 4.500%, 5/1/40	71,056
32,619	Federal Home Loan Mortgage Corp., 4.500%, 7/1/40	35,791
63,531	Federal Home Loan Mortgage Corp., 4.500%, 5/1/41	69,727
14,849	Federal Home Loan Mortgage Corp., 5.000%, 11/1/34	16,660
13,903	Federal Home Loan Mortgage Corp., 5.000%, 8/1/37	15,615
3,497	Federal Home Loan Mortgage Corp., 5.000%, 5/1/39	3,930
8,242	Federal Home Loan Mortgage Corp., 5.000%, 12/1/39	9,263
38,058	Federal Home Loan Mortgage Corp., 5.000%, 10/1/49	41,468
309,748	Federal Home Loan Mortgage Corp., 5.000%, 12/1/49	337,606
8,987	Federal Home Loan Mortgage Corp., 5.500%, 11/1/34	10,156
5,565	Federal Home Loan Mortgage Corp., 6.000%, 1/1/38	6,407
10,974	Federal Home Loan Mortgage Corp., 6.000%, 10/1/38	12,594
4,589	Federal Home Loan Mortgage Corp., 6.500%, 10/1/33	5,224
69,952	Federal Home Loan Mortgage Corp., 7.000%, 10/1/46	71,213
2,000,000	Government National Mortgage Association,
	2.500%, 2/20/52 (TBA)	2,013,437
1,400,000	Government National Mortgage Association,
	3.000%, 2/20/52 (TBA)	1,433,814
700,000	Government National Mortgage Association, 3.000%,
	3/20/52 (TBA)	715,266
1,400,000	Government National Mortgage Association,
	3.500%, 3/20/52 (TBA)	1,446,102
700,000	Government National Mortgage Association,
	4.000%, 2/20/52 (TBA)	731,910
500,000	Government National Mortgage Association,
	4.500%, 2/20/52 (TBA)	526,096
83,229	Government National Mortgage Association I,
	3.500%, 11/15/41	88,263
9,102	Government National Mortgage Association I,
	3.500%, 10/15/42	9,574

The accompanying notes are an integral part of these financial statements.

Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22 51

Schedule of Investments | 1/31/22

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
132,827	Government National Mortgage Association I,
	4.000%, 9/15/41	$ 145,155
22,970	Government National Mortgage Association I,
	4.000%, 4/15/45	24,959
43,567	Government National Mortgage Association I,
	4.000%, 6/15/45	47,559
25,615	Government National Mortgage Association I,
	4.500%, 5/15/39	28,920
6,048	Government National Mortgage Association I,
	5.500%, 8/15/33	6,893
9,244	Government National Mortgage Association I,
	5.500%, 9/15/33	10,143
7,764	Government National Mortgage Association I,
	6.000%, 10/15/33	8,627
9,006	Government National Mortgage Association I,
	6.000%, 9/15/34	9,881
28,192	Government National Mortgage Association I,
	6.000%, 9/15/38	32,142
3,689	Government National Mortgage Association I,
	6.500%, 10/15/28	4,032
11,102	Government National Mortgage Association I,
	6.500%, 5/15/31	12,134
6,111	Government National Mortgage Association I,
	6.500%, 6/15/32	6,892
11,115	Government National Mortgage Association I,
	6.500%, 12/15/32	12,629
12,442	Government National Mortgage Association I,
	6.500%, 5/15/33	13,599
141	Government National Mortgage Association I,
	7.000%, 8/15/28	154
2,319	Government National Mortgage Association I,
	8.000%, 2/15/30	2,328
32,421	Government National Mortgage Association II,
	4.500%, 9/20/44	34,826
16,323	Government National Mortgage Association II,
	4.500%, 10/20/44	17,904
33,925	Government National Mortgage Association II,
	4.500%, 11/20/44	37,194
12,801	Government National Mortgage Association II,
	5.500%, 2/20/34	14,173
20,412	Government National Mortgage Association II,
	6.500%, 11/20/28	22,301

The accompanying notes are an integral part of these financial statements.

52 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
1,112	Government National Mortgage Association II,
	7.500%, 9/20/29	$ 1,239
5,000,000(i)	U.S. Treasury Bills, 2/1/22	5,000,000
7,000,000(i)	U.S. Treasury Bills, 2/10/22	6,999,943
6,000,000(i)	U.S. Treasury Bills, 2/15/22	5,999,905
10,000,000(i)	U.S. Treasury Bills, 2/22/22	9,999,831
13,000,000(i)	U.S. Treasury Bills, 3/1/22	12,999,671
2,000,000(i)	U.S. Treasury Bills, 3/8/22	1,999,937
6,000,000(i)	U.S. Treasury Bills, 3/10/22	5,999,796
216,500	U.S. Treasury Bonds, 2.000%, 2/15/50	211,477
2,050,000	U.S. Treasury Bonds, 3.000%, 2/15/48	2,405,947
765,242	U.S. Treasury Inflation Indexed Bonds, 0.125%, 1/15/31	830,058
4,850,000	U.S. Treasury Notes, 0.375%, 4/30/25	4,689,344
3,750,000	U.S. Treasury Notes, 1.125%, 2/15/31	3,550,635
2,500,000	U.S. Treasury Notes, 1.500%, 2/15/30	2,454,297
	TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
	(Cost $107,996,375)	$107,523,579

Shares
SHORT TERM INVESTMENTS — 1.5% of Net Assets
Open-End Fund — 1.5%
6,736,928	Dreyfus Government Cash Management,
	Institutional Shares, 0.03%(l)	$ 6,736,928
$ 6,736,928
TOTAL SHORT TERM INVESTMENTS
	(Cost $6,736,928)	$ 6,736,928
TOTAL INVESTMENTS IN UNAFFILIATED
ISSUERS — 109.4%
	(Cost $403,225,710)	$483,079,525

The accompanying notes are an integral part of these financial statements.

Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22 53

Schedule of Investments | 1/31/22

(unaudited) (continued)

			Net	Change in Net
			Realized	Unrealized
		Dividend	Gain	Appreciation
Shares		Income	(Loss)	(Depreciation)	Value
AFFILIATED ISSUER — 0.2%
Closed-End Fund — 0.2%
112,601(m)	Pioneer ILS	$18,487	$—	$(45,341)	$ 928,959
Interval Fund
Total Closed-End Fund
	(Cost $1,142,343)				$ 928,959
TOTAL INVESTMENTS IN AFFILIATED ISSUER — 0.2%
	(Cost $1,142,343)				$ 928,959
	OTHER ASSETS AND LIABILITIES — (9.6)%				$ (42,356,285)
	NET ASSETS — 100.0%				$441,652,199

bps	Basis Points
CMT	Constant Maturity Treasury Index
FREMF	Freddie Mac Multifamily Fixed-Rate Mortgage Loans
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
REMICS	Real Estate Mortgage Investment Conduits
SOFR30A	Secured Overnight Financing Rate 30 Day Average
SOFRRATE	Secured Overnight Financing Rate
(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At January 31, 2022, the value of these securities amounted to $58,250,892, or 13.2% of net assets.
(A.D.R.)	American Depositary Receipts
(TBA)	“To Be Announced” Securities
(a)	Floating rate note. Coupon rate, reference index and spread shown at January 31, 2022.
(b)	Non-income producing security.
(c)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at January 31, 2022.
(d)	Security represents the interest-only portion payments on a pool of underlying mortgages or mortgage-backed securities.
(e)	Security is perpetual in nature and has no stated maturity date.
(f)	Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at January 31, 2022.
(g)	Consists of Revenue Bonds unless otherwise indicated.
(h)	Pre-refunded bonds have been collateralized by U.S. Treasury or U.S. Government Agency securities which are held in escrow to pay interest and principal on the tax exempt issue and to retire the bonds in full at the earliest refunding date.

The accompanying notes are an integral part of these financial statements.

54 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22

(i)	Security issued with a zero coupon. Income is recognized through accretion of discount. (j) Issued as participation notes.
(k)	Issued as preference shares.
(l)	Rate periodically changes. Rate disclosed is the 7-day yield at January 31, 2022.
(m)	Pioneer ILS Interval Fund is an affiliated closed-end fund managed by Amundi Asset Management US, Inc. (the “Adviser”), the Fund's investment adviser.
*	Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at January 31, 2022.
†	Amount rounds to less than 0.1%.
+	Security that used significant unobservable inputs to determine its value.
#	Securities are restricted as to resale.
Restricted Securities	Acquisition date	Cost	Value
Bantry Re 2016	2/6/2019	$ 20,150	$ 20,150
Bonanza Re	12/15/2020	250,000	252,175
Easton Re Pte	12/15/2020	250,000	251,050
Lorenz Re 2018	6/26/2018	19,097	—
Mona Lisa Re	12/30/2019	250,000	252,975
Sector Re V	4/23/2019	100,000	77,270
Vitality Re X	2/3/2020	249,900	245,300
Total Restricted Securities			$1,098,920
% of Net assets			0.3%

FUTURES CONTRACTS

FIXED INCOME INDEX FUTURES CONTRACTS

Number of
Contracts		Expiration	Notional	Market	Unrealized
Long	Description	Date	Amount	Value	(Depreciation)
54	U.S. 2 Year	3/31/22	$11,791,534	$11,699,437	$ (92,097)
	Note (CBT)
123	U.S. 5 Year	3/31/22	14,775,102	14,661,985	(113,117)
	Note (CBT)
2	U.S. 10 Year	3/22/22	256,126	255,938	(188)
	Note (CBT)
3	U.S. Long	3/22/22	472,344	466,875	(5,469)
	Bond (CBT)
56	U.S. Ultra	3/22/22	10,777,072	10,580,500	(196,572)
	Bond (CBT)
			$38,072,178	$37,664,735	$(407,443)

The accompanying notes are an integral part of these financial statements.

Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22 55

Schedule of Investments | 1/31/22

(unaudited) (continued)

Number of
Contracts		Expiration	Notional	Market	Unrealized
Short	Description	Date	Amount	Value	Appreciation
68	U.S. 10 Year	3/22/22	$ (9,851,539)	$ (9,712,313)	$ 139,226
Ultra (CBT)
TOTAL FUTURES CONTRACTS			$28,220,639	$27,952,422	$(268,217)

Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.

Purchases and sales of securities (excluding short term investments) for the six months ended January 31, 2022 were as follows:

	Purchases	Sales
Long-Term U.S. Government Securities	$11,452,122	$ 8,838,772
Other Long-Term Securities	$74,300,648	$74,765,552

The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which the Adviser serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended January 31, 2022, the Fund did not engage in any cross trade activity.

At January 31, 2022, the net unrealized appreciation on investments based on cost for federal tax purposes of $404,368,053 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$86,114,782
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(6,474,351)
Net unrealized appreciation	$79,640,431

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.

Level 1 – unadjusted quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements —Note 1A.

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

The accompanying notes are an integral part of these financial statements.

56 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22

The following is a summary of the inputs used as of January 31, 2022, in valuing the Fund’s investments:

	Level 1	Level 2	Level 3	Total
Senior Secured Floating
Rate Loan Interests	$ —	$ 818,638	$ —	$ 818,638
Common Stocks
Pharmaceuticals	11,827,589	3,597,795	—	15,425,384
All Other Common Stocks	258,111,134	—	—	258,111,134
Asset Backed Securities	—	12,208,015	—	12,208,015
Collateralized Mortgage
Obligations	—	17,131,448	—	17,131,448
Commercial Mortgage-
Backed Securities	—	12,069,846	—	12,069,846
Corporate Bonds	—	48,676,590	—	48,676,590
Convertible Preferred Stock	1,753,079	—	—	1,753,079
Municipal Bonds	—	545,685	—	545,685
Insurance-Linked Securities
Reinsurance Sidecars
Multiperil – Worldwide	—	—	97,420	97,420
All Other Insurance-Linked
Securities	—	1,001,500	—	1,001,500
Foreign Government Bonds	—	980,279	—	980,279
U.S. Government and
Agency Obligations	—	107,523,579	—	107,523,579
Open-End Fund	6,736,928	—	—	6,736,928
Affiliated Closed-End Fund	—	928,959	—	928,959
Total Investments
in Securities	$278,428,730	$205,482,334	$97,420	$484,008,484
Other Financial Instruments
Net unrealized depreciation
on futures contracts	$ (268,217)	$ —	$ —	$ (268,217)
Total Other Financial
Instruments	$ (268,217)	$ —	$ —	$ (268,217)

The accompanying notes are an integral part of these financial statements.

Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22 57

Schedule of Investments | 1/31/22

(unaudited) (continued)

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

Insurance-
Linked
Securities
Balance as of 7/31/21	$82,535
Realized gain (loss)(1)	—
Changed in unrealized appreciation (depreciation)(2)	17,255
Accrued discounts/premiums	(2,370)
Purchases	—
Sales	—
Transfers in to Level 3*	—
Transfers out of Level 3*	—
Balance as of 1/31/22	$97,420

(1)	Realized gain (loss) on these securities is included in the realized gain (loss) in investments in the Statement of Operations.
(2)	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments in the Statement of Operations.
*	Transfers are calculated on the beginning of period value. For the six months ended January 31, 2022, there were no transfers in or out of Level 3.

Net change in unrealized appreciation (depreciation) of Level 3 investments still held and considered Level 3 at January 31, 2022: $17,255

The accompanying notes are an integral part of these financial statements.

58 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22

Statement of Assets and Liabilities | 1/31/22

(unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $403,225,710)	$483,079,525
Investments in affiliated issuers, at value (cost $1,142,343)	928,959
Cash	198,912
Due from broker for futures	531,668
Receivables —
Investment securities sold	16,353,618
Fund shares sold	429,034
Dividends	248,760
Interest	714,626
Other assets	55,629
Total assets	$502,540,731
LIABILITIES:
Payables —
Investment securities purchased	$ 60,231,278
Fund shares repurchased	411,621
Distributions	710
Trustees' fees	1,247
Due to Adviser	127
Variation margin for futures contracts	26,930
Due to affiliates	50,203
Accrued expenses	166,416
Total liabilities	$ 60,888,532
NET ASSETS:
Paid-in capital	$357,250,968
Distributable earnings	84,401,231
Net assets	$441,652,199
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $308,037,141/29,117,127 shares)	$ 10.58
Class C (based on $51,745,651/4,938,951 shares)	$ 10.48
Class K (based on $4,680,579/443,307 shares)	$ 10.56
Class R (based on $2,342,179/221,116 shares)	$ 10.59
Class Y (based on $74,846,649/7,020,467 shares)	$ 10.66
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $10.58 net asset value per share/100%-4.50%
maximum sales charge)	$ 11.08

The accompanying notes are an integral part of these financial statements.

Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22 59

Statement of Operations (unaudited)

FOR THE SIX MONTHS ENDED 1/31/22

INVESTMENT INCOME:
Dividends from unaffiliated issuers (net of foreign taxes
withheld $28,028)	$ 2,472,292
Interest from unaffiliated issuers (net of foreign taxes
withheld $282)	1,747,770
Dividends from affiliated issuers	18,487
Total Investment Income		$ 4,238,549
EXPENSES:
Management fees	$ 1,114,314
Administrative expenses	89,765
Transfer agent fees
Class A	86,383
Class C	10,043
Class K	96
Class R	453
Class Y	49,050
Distribution fees
Class A	387,283
Class C	271,184
Class R	5,595
Shareowner communications expense	30,320
Custodian fees	18,848
Registration fees	41,436
Professional fees	38,520
Printing expense	22,440
Pricing fees	15,249
Trustees' fees	7,504
Insurance expense	343
Miscellaneous	27,307
Total expenses		$ 2,216,133
Less fees waived and expenses reimbursed by the Adviser		(44,632)
Net expenses		$ 2,171,501
Net investment income		$ 2,067,048
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$12,781,062
Futures contracts	162,007
Other assets and liabilities denominated in foreign currencies	963	$ 12,944,032
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$ (9,988,671)
Investments in affiliated issuers	(45,341)
Futures contracts	(564,287)
Other assets and liabilities denominated in foreign currencies	(666)	$(10,598,965)
Net realized and unrealized gain (loss) on investments		$ 2,345,067
Net increase in net assets resulting from operations		$ 4,412,115

The accompanying notes are an integral part of these financial statements.

60 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22

Statements of Changes in Net Assets

	Six Months
	Ended	Year
	1/31/22	Ended
	(unaudited)	7/31/21
FROM OPERATIONS:
Net investment income (loss)	$ 2,067,048	$ 4,151,716
Net realized gain (loss) on investments	12,944,032	27,478,543
Change in net unrealized appreciation (depreciation)
on investments	(10,598,965)	39,704,201
Net increase in net assets resulting from operations	$ 4,412,115	$ 71,334,460
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.86 and $0.37 per share, respectively)	$ (23,219,976)	$ (8,974,419)
Class C ($0.82 and $0.30 per share, respectively)	(3,818,960)	(1,678,455)
Class K ($0.88 and $0.41 per share, respectively)	(348,957)	(46,526)
Class R ($0.85 and $0.34 per share, respectively)	(158,622)	(63,358)
Class Y ($0.88 and $0.41 per share, respectively)	(5,823,432)	(2,313,749)
Total distributions to shareowners	$ (33,369,947)	$ (13,076,507)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 47,212,057	$105,365,810
Reinvestment of distributions	32,627,011	12,753,156
Cost of shares repurchased	(41,888,453)	(89,320,989)
Net increase in net assets resulting from Fund
share transactions	$ 37,950,615	$ 28,797,977
Net increase in net assets	$ 8,992,783	$ 87,055,930
NET ASSETS:
Beginning of period	$432,659,416	$345,603,486
End of period	$441,652,199	$432,659,416

The accompanying notes are an integral part of these financial statements.

Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22 61

Statements of Changes in Net Assets

(continued)

	Six Months	Six Months
	Ended	Ended	Year	Year
	1/31/22	1/31/22	Ended	Ended
	Shares	Amount	7/31/21	7/31/21
	(unaudited)	(unaudited)	Shares	Amount
Class A
Shares sold	2,300,432	$ 25,567,635	5,424,585	$ 57,096,902
Reinvestment of distributions	2,098,428	22,641,629	852,444	8,733,525
Less shares repurchased	(1,895,037)	(21,159,908)	(3,666,635)	(38,188,624)
Net increase	2,503,823	$ 27,049,356	2,610,394	$ 27,641,803
Class C
Shares sold	505,935	$ 5,611,818	1,181,199	$ 12,255,641
Reinvestment of distributions	358,111	3,818,960	165,749	1,670,561
Less shares repurchased	(861,666)	(9,597,024)	(2,255,957)	(23,251,338)
Net increase/
(decrease)	2,380	$ (166,246)	(909,009)	$ (9,325,136)
Class K
Shares sold	209,172	$ 2,384,344	306,659	$ 3,295,240
Reinvestment of distributions	32,262	347,491	3,969	41,015
Less shares repurchased	(26,155)	(287,750)	(144,969)	(1,577,751)
Net increase	215,279	$ 2,444,085	165,659	$ 1,758,504
Class R
Shares sold	52,904	$ 588,241	70,948	$ 749,220
Reinvestment of distributions	14,686	158,622	6,197	63,358
Less shares repurchased	(56,740)	(641,816)	(76,836)	(792,626)
Net increase	10,850	$ 105,047	309	$ 19,952
Class Y
Shares sold	1,154,581	$ 13,060,019	2,993,443	$ 31,968,807
Reinvestment of distributions	520,413	5,660,309	216,841	2,244,697
Less shares repurchased	(910,977)	(10,201,955)	(2,379,563)	(25,510,650)
Net increase	764,017	$ 8,518,373	830,721	$ 8,702,854

The accompanying notes are an integral part of these financial statements.

62 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22

Financial Highlights

	Six Months
	Ended	Year	Year	Year	Year	Year
	1/31/22	Ended	Ended	Ended	Ended	Ended
	(unaudited)	7/31/21	7/31/20	7/31/19	7/31/18	7/31/17
Class A
Net asset value, beginning of period	$ 11.31	$ 9.72	$ 9.57	$ 9.64	$ 9.65	$ 9.07
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.05	$ 0.12	$ 0.15	$ 0.18	$ 0.17	$ 0.17
Net realized and unrealized gain (loss) on investments	0.08	1.84	0.54	0.56	0.70	0.62
Net increase (decrease) from investment operations	$ 0.13	$ 1.96	$ 0.69	$ 0.74	$ 0.87	$ 0.79
Distributions to shareowners:
Net investment income	$ (0.08)	$ (0.11)	$ (0.15)	$ (0.18)	$ (0.17)	$ (0.17)
Net realized gain	(0.78)	(0.26)	(0.39)	(0.63)	(0.71)	(0.04)
Total distributions	$ (0.86)	$ (0.37)	$ (0.54)	$ (0.81)	$ (0.88)	$ (0.21)
Net increase (decrease) in net asset value	$ (0.73)	$ 1.59	$ 0.15	$ (0.07)	$ (0.01)	$ 0.58
Net asset value, end of period	$ 10.58	$ 11.31	$ 9.72	$ 9.57	$ 9.64	$ 9.65
Total return (b)	1.07%(c)	20.60%	7.55%	8.51%	9.33%	8.94%(d)
Ratio of net expenses to average net assets	0.94%(e)	0.99%	0.99%	1.01%	1.16%	1.16%
Ratio of net investment income (loss) to average net assets	0.96%(e)	1.12%	1.65%	1.97%	1.76%	1.87%
Portfolio turnover rate	21%(c)	54%	65%	60%	65%	51%
Net assets, end of period (in thousands)	$308,037	$301,068	$233,421	$219,544	$185,382	$179,867
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.94%(e)	1.00%	1.04%	1.07%	1.17%	1.19%
Net investment income (loss) to average net assets	0.96%(e)	1.11%	1.60%	1.91%	1.75%	1.84%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended July 31, 2017, the total return would have been 8.83%.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22 63

Financial Highlights (continued)

	Six Months
	Ended	Year	Year	Year	Year	Year
	1/31/22	Ended	Ended	Ended	Ended	Ended
	(unaudited)	7/31/21	7/31/20	7/31/19	7/31/18	7/31/17
Class C
Net asset value, beginning of period	$ 11.21	$ 9.65	$ 9.50	$ 9.57	$ 9.58	$ 9.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.01	$ 0.04	$ 0.09	$ 0.11	$ 0.10	$ 0.10
Net realized and unrealized gain (loss) on investments	0.08	1.82	0.54	0.55	0.70	0.62
Net increase (decrease) from investment operations	$ 0.09	$ 1.86	$ 0.63	$ 0.66	$ 0.80	$ 0.72
Distributions to shareowners:
Net investment income	$ (0.04)	$ (0.04)	$ (0.09)	$ (0.10)	$ (0.10)	$ (0.10)
Net realized gain	(0.78)	(0.26)	(0.39)	(0.63)	(0.71)	(0.04)
Total distributions	$ (0.82)	$ (0.30)	$ (0.48)	$ (0.73)	$ (0.81)	$ (0.14)
Net increase (decrease) in net asset value	$ (0.73)	$ 1.56	$ 0.15	$ (0.07)	$ (0.01)	$ 0.58
Net asset value, end of period	$ 10.48	$ 11.21	$ 9.65	$ 9.50	$ 9.57	$ 9.58
Total return (b)	0.72%(c)	19.63%	6.82%	7.68%	8.63%	8.10%
Ratio of net expenses to average net assets	1.66%(d)	1.72%	1.72%	1.75%	1.90%	1.91%
Ratio of net investment income (loss) to average net assets	0.24%(d)	0.41%	0.92%	1.23%	1.03%	1.12%
Portfolio turnover rate	21%(c)	54%	65%	60%	65%	51%
Net assets, end of period (in thousands)	$51,746	$55,342	$56,387	$46,993	$49,205	$46,520
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.66%(d)	1.73%	1.76%	1.79%	1.90%	1.91%
Net investment income (loss) to average net assets	0.24%(d)	0.40%	0.88%	1.19%	1.03%	1.12%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

64 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22

	Six Months
	Ended	Year	Year	Year	Year	Year
	1/31/22	Ended	Ended	Ended	Ended	Ended
	(unaudited)	7/31/21	7/31/20	7/31/19	7/31/18	7/31/17
Class K
Net asset value, beginning of period	$11.29	$ 9.71	$ 9.56	$ 9.63	$ 9.65	$ 9.06
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.07	$ 0.15	$ 0.18	$ 0.20	$ 0.20	$ 0.20
Net realized and unrealized gain (loss) on investments	0.08	1.84	0.54	0.55	0.70	0.63
Net increase (decrease) from investment operations	$ 0.15	$ 1.99	$ 0.72	$ 0.75	$ 0.90	$ 0.83
Distributions to shareowners:
Net investment income	$(0.10)	$(0.15)	$(0.18)	$(0.19)	$(0.21)	$(0.20)
Net realized gain	(0.78)	(0.26)	(0.39)	(0.63)	(0.71)	(0.04)
Total distributions	$(0.88)	$(0.41)	$(0.57)	$(0.82)	$(0.92)	$(0.24)
Net increase (decrease) in net asset value	$(0.73)	$ 1.58	$ 0.15	$(0.07)	$(0.02)	$ 0.59
Net asset value, end of period	$10.56	$11.29	$ 9.71	$ 9.56	$ 9.63	$ 9.65
Total return (b)	1.24%(c)	20.96%	7.93%	8.72%	9.66%	9.36%(d)
Ratio of net expenses to average net assets	0.63%(e)	0.65%	0.65%	0.76%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets	1.29%(e)	1.43%	1.95%	2.21%	2.07%	2.19%
Portfolio turnover rate	21%(c)	54%	65%	60%	65%	51%
Net assets, end of period (in thousands)	$4,681	$2,575	$ 606	$ 281	$ 108	$ 108
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.63%(e)	0.70%	0.71%	0.81%	0.85%	0.85%
Net investment income (loss) to average net assets	1.29%(e)	1.38%	1.89%	2.16%	2.07%	2.19%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended July 31, 2017, the total return would have been 9.25%.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22 65

Financial Highlights (continued)

	Six Months
	Ended	Year	Year	Year	Year	Year
	1/31/22	Ended	Ended	Ended	Ended	Ended
	(unaudited)	7/31/21	7/31/20	7/31/19	7/31/18	7/31/17
Class R
Net asset value, beginning of period	$11.33	$ 9.75	$ 9.59	$ 9.64	$ 9.64	$ 9.06
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.04	$ 0.09	$ 0.12	$ 0.15	$ 0.15	$ 0.15
Net realized and unrealized gain (loss) on investments	0.07	1.83	0.56	0.56	0.71	0.63
Net increase (decrease) from investment operations	$ 0.11	$ 1.92	$ 0.68	$ 0.71	$ 0.86	$ 0.78
Distributions to shareowners:
Net investment income	$ (0.07)	$ (0.08)	$ (0.13)	$ (0.13)	$ (0.15)	$ (0.16)
Net realized gain	(0.78)	(0.26)	(0.39)	(0.63)	(0.71)	(0.04)
Total distributions	$ (0.85)	$ (0.34)	$ (0.52)	$ (0.76)	$ (0.86)	$ (0.20)
Net increase (decrease) in net asset value	$ (0.74)	$ 1.58	$ 0.16	$ (0.05)	$ —	$ 0.58
Net asset value, end of period	$10.59	$11.33	$ 9.75	$ 9.59	$ 9.64	$ 9.64
Total return (b)	0.93%(c)	20.12%	7.32%	8.24%	9.17%	8.78%
Ratio of net expenses to average net assets	1.19%(d)	1.30%	1.30%	1.30%	1.30%	1.30%
Ratio of net investment income (loss) to average net assets	0.71%(d)	0.81%	1.32%	1.65%	1.56%	1.64%
Portfolio turnover rate	21%(c)	54%	65%	60%	65%	51%
Net assets, end of period (in thousands)	$2,342	$2,383	$2,047	$1,363	$ 5,941	$27,533
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.19%(d)	1.45%	1.59%	1.77%	1.57%	1.56%
Net investment income (loss) to average net assets	0.71%(d)	0.66%	1.03%	1.18%	1.29%	1.38%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	Annualized.

 The accompanying notes are an integral part of these financial statements.

66 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22

	Six Months
	Ended	Year	Year	Year	Year	Year
	1/31/22	Ended	Ended	Ended	Ended	Ended
	(unaudited)	7/31/21	7/31/20	7/31/19	7/31/18	7/31/17
Class Y
Net asset value, beginning of period	$ 11.39	$ 9.79	$ 9.64	$ 9.71	$ 9.71	$ 9.11
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.07	$ 0.15	$ 0.19	$ 0.21	$ 0.19	$ 0.20
Net realized and unrealized gain (loss) on investments	0.08	1.86	0.54	0.55	0.72	0.63
Net increase (decrease) from investment operations	$ 0.15	$ 2.01	$ 0.73	$ 0.76	$ 0.91	$ 0.83
Distributions to shareowners:
Net investment income	$ (0.10)	$ (0.15)	$ (0.19)	$ (0.20)	$ (0.20)	$ (0.19)
Net realized gain	(0.78)	(0.26)	(0.39)	(0.63)	(0.71)	(0.04)
Total distributions	$ (0.88)	$ (0.41)	$ (0.58)	$ (0.83)	$ (0.91)	$ (0.23)
Net increase (decrease) in net asset value	$ (0.73)	$ 1.60	$ 0.15	$ (0.07)	$ —	$ 0.60
Net asset value, end of period	$ 10.66	$ 11.39	$ 9.79	$ 9.64	$ 9.71	$ 9.71
Total return (b)	1.22%(c)	20.99%	7.95%	8.77%	9.67%	9.26%
Ratio of net expenses to average net assets	0.65%(d)	0.65%	0.65%	0.69%	0.93%	0.95%
Ratio of net investment income (loss) to average net assets	1.25%(d)	1.46%	1.99%	2.29%	1.99%	2.13%
Portfolio turnover rate	21%(c)	54%	65%	60%	65%	51%
Net assets, end of period (in thousands)	$74,847	$71,290	$53,142	$33,930	$30,892	$36,849
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.75%(d)	0.77%	0.82%	0.84%	0.93%	0.95%
Net investment income (loss) to average net assets	1.15%(d)	1.34%	1.82%	2.14%	1.99%	2.13%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22 67

Notes to Financial Statements | 1/31/22

(unaudited)

1. Organization and Significant Accounting Policies

Pioneer Balanced ESG Fund (the “Fund”) is one of three portfolios comprising Pioneer Series Trust IV (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund’s investment objective is to seek capital growth and current income through a diversified portfolio of equity securities and bonds.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class- specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020

68 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22

through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.	Security Valuation

The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the

Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22 69

basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded. Shares of closed- end interval funds that offer their shares at net asset value are valued at such funds’ net asset value.

Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees.

70 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22

The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.

At January 31, 2022, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry valuation model).

B.	Investment Income and Transactions

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex- dividend data in the exercise of reasonable diligence.

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22 71

C.	Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.	Federal Income Taxes

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of January 31, 2022, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

A portion of the dividend income recorded by the Fund is from distributions by publicly traded real estate investment trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.

72 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22

The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended July 31, 2021 was as follows:

2021
Distributions paid from:
Ordinary income	$ 3,853,277
Long-term capital gains	9,223,230
Total	$13,076,507

The following shows the components of distributable earnings (losses) on a federal income tax basis at July 31, 2021:

2021
Distributable earnings/(losses):
Undistributed ordinary income	$ 902,756
Undistributed long-term capital gains	23,015,756
Net unrealized appreciation	89,440,551
Total	$113,359,063

The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to event-linked bonds, the tax treatment of premium and amortization, the mark to market of futures contracts, tax basis adjustments on real estate investment trust (“REIT”) holdings and common stock.

E.	Fund Shares

The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $27,546 in underwriting commissions on the sale of Class A shares during the six months ended January 31, 2022.

F.	Class Allocations

Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 5). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).

Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22 73

Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

G.	Risks

The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Interest rates are very low, which means there is more risk that they may go up. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s recent invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

74 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law, or currency exchange restrictions.

Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil and natural gas, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.

The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.

Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22 75

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Markets are developing in response to these new rates, but questions around liquidity in these rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. The effect of any changes to – or discontinuation of – LIBOR on the Fund will vary depending on, among other things, existing fallback provisions in individual contracts and whether, how, and when industry participants develop and widely adopt new reference rates and fallbacks for both legacy and new products and instruments. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that rely on LIBOR. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the Fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the Fund. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could occur at any time.

The Portfolio may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at

76 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22

the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.

H.	Restricted Securities

Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933.

Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at January 31, 2022 are listed in the Schedule of Investments.

I.	Insurance-Linked Securities (“ILS”)

The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance- linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger

Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22 77

events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

Additionally, the Fund may gain exposure to ILS by investing in a closed-end interval fund, Pioneer ILS Interval Fund, an affiliate of the Adviser. The Fund’s investment in Pioneer ILS Interval Fund at January 31, 2022, is listed in the Schedule of Investments.

J.	Repurchase Agreements

Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund’s collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund’s custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least

78 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22

equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.

As of and for the period ended January 31, 2022, the Fund had no open repurchase agreements.

K.	Futures Contracts

The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at January 31, 2022, is recorded as "Futures collateral" on the Statement of Assets and Liabilities.

Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

The average market value of futures contracts open during the six months ended January 31, 2022, was $20,643,815. Open futures contracts outstanding at January 31, 2022, are listed in the Schedule of Investments.

Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22 79

2. Management Agreement

The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.50% of the Fund’s average daily net assets up to $1 billion and 0.45% of the Fund’s average daily net assets over $1 billion. For the six months ended January 31, 2022, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.50% of the Fund’s average daily net assets.

The Adviser has agreed to waive its management fee with respect to any portion of the Fund’s assets invested in Pioneer ILS Interval Fund, an affiliated fund managed by the Adviser. For the six ended January 31, 2022, the Adviser waived $8,290 in management fees with respect to the Fund’s, which is reflected on the Statement of Operations as a fee waiver.

The Adviser has contractually agreed to waive and/or reimburse ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage, acquired fund fees and expenses and extraordinary expenses, such as litigation) of the Fund to the extent required to reduce Fund expenses to 0.99%, 0.65%, 1.30% and 0.65% of the average daily net assets attributable to Class A, Class K, Class R and Class Y shares, respectively. These expense limitations are in effect through December 1, 2022. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the six months ended January 31, 2022 are reflected on the Statement of Operations.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $30,624 in management fees, administrative costs and certain other reimbursements payable to the Adviser at January 31, 2022.

3. Compensation of Trustees and Officers

The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the six months ended January 31, 2022, the Fund paid $7,504 in Trustees’ compensation, which is reflected on Statement of Operations as Trustees’ fees. At January 31, 2022, the Fund had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $1,247.

80 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22

4. Transfer Agent

For the period from August 1, 2021 to November 21, 2021, DST Asset Manager Solutions, Inc. served as the transfer agent to the Fund at negotiated rates. Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended January 31, 2022, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$26,269
Class C	2,497
Class K	29
Class R	402
Class Y	1,123
Total	$30,320

5. Distribution and Service Plans

The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the Fund’s average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $19,579 in distribution fees payable to the Distributor at January 31, 2022.

The Fund also has adopted a separate service plan for Class R shares (the “Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to

Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22 81

provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended January 31, 2022, CDSCs in the amount of $2,764 were paid to the Distributor.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective February 2, 2022, the Fund participates in a facility in the amount of $380 million. Prior to February 2, 2022 the Fund participated in a facility in the amount of $450 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.10% of the total credit facility and the commitment fee in the amount of 0.25% of the daily unused portion of each lender’s commitment are allocated among participating funds based on an allocation schedule set forth in the credit agreement. For the six months ended January 31, 2022, the Fund had no borrowings under the credit facility.

7. Transactions in Underlying Funds

An affiliated issuer is a company in which the Fund has a direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting shares, or a company which is under common ownership or control. At January 31, 2022, the value of the Fund’s investment in affiliated issuers was $928,959, which represents 0.2% of the Fund’s net assets.

82 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22

Transactions in affiliated issuers by the Fund for the six months ended January 31, 2022 were as follows:

					Dividends	Change in
				Net	Received	Net Unrealized
				Realized	and	Appreciation/
				gain/(Loss)	Reinvested	(Depreciation)
				from	from	from	Shares
Name of	Value at			Investments	Investments	Investments	held at	Value at
the Affiliated	July 31,			in Affiliated	in Affiliated	in Affiliated	January 31,	January 31,
Issuer	2021	Purchases	Sales	Issuers	Issuers	Issuers	2022	2022
Pioneer ILS
Interval
Fund	$955,813	$ —	$ —	$ —	$18,487	$(45,341)	112,601	$928,959
Total	$955,813	$ —	$ —	$ —	$18,487	$(45,341)	112,601	$928,959

Annual and semi-annual reports for the underlying Pioneer funds are available on the funds’ web page(s) at www.amundi.com/us.

8. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22 83

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at January 31, 2022, was as follows:

	Interest		Foreign
Statement of	Rate	Credit	Exchange	Equity	Commodity
Assets and Liabilities	Risk	Risk	Rate Risk	Risk	Risk
Liabilities
Net unrealized
depreciation on
futures contracts	$(268,217)	$ —	$ —	$ —	$ —
Total Value	$(268,217)	$ —	$ —	$ —	$ —

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at January 31, 2022 was as follows:

	Interest		Foreign
	Rate	Credit	Exchange	Equity	Commodity
Statement of Operations	Risk	Risk	Rate Risk	Risk	Risk
Net Realized Gain (Loss) on
Futures contracts	$ 162,007	$ —	$ —	$ —	$ —
Total Value	$ 162,007	$ —	$ —	$ —	$ —
Net Change in Unrealized
Appreciation
(Depreciation) on
Futures contracts	$(564,287)	$ —	$ —	$ —	$ —
Total Value	$(564,287)	$ —	$ —	$ —	$ —

9. Changes in Custodian, Sub-Administrator and Transfer Agent

Effective November 22, 2021, The Bank of New York Mellon Corporation ("BNY Mellon") serves as the Fund’s Custodian and Sub-Administrator.

Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the Fund’s shareholder servicing and transfer agent.

84 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22

Approval of Renewal of Investment Management Agreement

Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer Balanced ESG Fund (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund. In order for Amundi US to remain the investment adviser of the Fund, the Trustees of the Fund, including a majority of the Fund’s Independent Trustees, must determine annually whether to renew the investment management agreement for the Fund.

The contract review process began in January 2021 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2021, July 2021 and September 2021. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.

In March 2021, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2021, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Fund and to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2021.

At a meeting held on September 21, 2021, based on their evaluation of the information provided by Amundi US and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another

Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22 85

year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed Amundi US’s investment approach for the Fund and its research process. The Trustees considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Fund, including Amundi US’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex. The Trustees considered the effectiveness of Amundi US’s business continuity plan in response to the COVID-19 pandemic.

The Trustees considered that Amundi US supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, Amundi US is responsible for the administration of the Fund’s business and other affairs. The Trustees considered Amundi US’s oversight of the process for transitioning custodian, transfer agent and sub-administration services to new service providers. The Trustees considered that the Fund reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by Amundi US to the Fund were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Fund

In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by Amundi US and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the

86 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22

performance of the Fund’s benchmark index. They also discuss the Fund’s performance with Amundi US on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and Amundi US-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.

The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the second quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered that the expense ratio of the Fund’s Class Y shares for the most recent fiscal year was in the first quintile relative to its Strategic Insight peer group for the comparable period. The Trustees considered that the expense ratio of the Fund’s Class A shares for the most recent fiscal year was in the first quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that Amundi US had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.

The Trustees reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi US’s costs in providing services to the Fund and Amundi US’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi US’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with

Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22 87

the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management and administration agreements with the Fund, Amundi US performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with Amundi US’s management of the Fund.

The Trustees concluded that the management fee payable by the Fund to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.

Profitability

The Trustees considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Fund, including the methodology used by Amundi US in allocating certain of its costs to the management of the Fund. The Trustees also considered Amundi US’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses. The Trustees considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi US’s profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

88 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22

Other Benefits

The Trustees considered the other benefits that Amundi US enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by Amundi US and its affiliates. The Trustees further considered the revenues and profitability of Amundi US’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.

The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $2.12 trillion in assets (including the Pioneer Funds). The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Fund, including Amundi’s ability to market the services of Amundi US globally. The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US. The Trustees considered that Amundi US and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22 89

Trustees, Officers and Service Providers

Trustees Thomas J. Perna, Chairman John E. Baumgardner, Jr. Diane Durnin Benjamin M. Friedman Lisa M. Jones Craig C. MacKay Lorraine H. Monchak Marguerite A. Piret Fred J. Ricciardi Kenneth J. Taubes	Officers Lisa M. Jones, President and Chief Executive Officer Anthony J. Koenig, Jr., Treasurer and Chief Financial and Accounting Officer Christopher J. Kelley, Secretary and Chief Legal Officer

Investment Adviser and Administrator

Amundi Asset Management US, Inc.

Custodian and Sub-Administrator

The Bank of New York Mellon Corporation

Independent Registered Public Accounting Firm

Ernst & Young LLP

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

90 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22

This page was intentionally left blank.

Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22 91

This page was intentionally left blank.

92 Pioneer Balanced ESG Fund | Semiannual Report | 1/31/22

How to Contact Amundi

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321

Retirement plans information	1-800-622-0176

Write to us:

Amundi
P.O. Box 9897
Providence, R.I. 02940-8097

Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com/us
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us.

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2022 Amundi Asset Management US, Inc. 18831-16-0322

Pioneer Securitized Income Fund

Semiannual Report | January 31, 2022

A: SIFFX	Y: SYFFX

visit us: www.amundi.com/us

Pioneer Securitized Income Fund | Semiannual Report | 1/31/22 1

President’s Letter

Dear Shareholders,

For two years now, investors have faced unprecedented challenges, as the COVID-19 pandemic has not only dominated the headlines since March 2020, but has also led to significant changes in government and central-bank policies, both in the US and abroad, and affected the everyday lives of each of us. With 2022 now well underway, the situation, while improved, has continued to evolve.

Widespread distribution of the COVID-19 vaccines approved for emergency use in late 2020 led to a general decline in virus-related hospitalizations in the US and had a positive effect on overall market sentiment during most of the 2021 calendar year. The passage of two additional fiscal stimulus packages by US lawmakers in December 2020 and January 2021 also helped drive a strong market rally. Then, the late-2021 emergence of the highly infectious Omicron variant of the virus led to surges in cases and hospitalizations, especially outside of the US, but also in certain areas of this country. That development contributed to a slowdown in the global economic recovery, as some foreign governments reinstated strict virus-containment measures that had been relaxed after the rollout of the vaccines. Many of those renewed restrictions were lifted as case numbers again began to decline during the late-winter months, but it appears the possibility of further virus-containment measures could be with us for a while longer, given that occasional surges in new cases have continued to arise, particularly in non-US locations.

In the US, while performance of most asset classes, especially equities, was positive for the full 2021 calendar year, 2022, so far, has featured a less-friendly market environment, as volatility has remained high. Concerns over global supply chain issues, rising inflation, “hawkish” signals concerning less-accommodative future monetary policies from the Federal Reserve System (Fed), and partisan debates in Washington, DC over future spending and tax policies, are among the many factors that have led to greater uncertainty and an increase in market volatility. In addition, Russia's recent incursion into Ukraine has resulted in even greater market volatility, as economic sanctions placed on Russia by many Western countries have exacerbated the existing supply-chain issues and helped drive energy prices, including gas prices, to very high levels.

Despite those issues, and some of the recent difficulties that have affected the economy and the markets, we believe the distribution of the COVID-19 vaccines has provided a potential light at the end of the pandemic tunnel. With that said, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable, as it is clear that several industries have already felt greater effects than others, and could continue to struggle for quite some time. Of course, geopolitical concerns, whether they are related to the conflict in Ukraine or other crises in different areas of the globe, can always have an effect on the markets, and so our investment teams will remain vigilant and continue to monitor the geopolitical landscape.

2 Pioneer Securitized Income Fund | Semiannual Report | 1/31/22

After leaving our offices in March of 2020 due to COVID-19, we have re-opened our US locations, but are maintaining all the necessary precautions, which at times may have us working more remotely than in person in order to ensure a safe working environment as new variants of the COVID-19 virus continue to arise and spread. I am proud of the careful planning that has taken place. Throughout the pandemic, our business has continued to operate without any disruption, and we all look forward to regaining a bit of normalcy after so many months of remote working.

Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.

At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.

As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
March 2022

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Securitized Income Fund | Semiannual Report | 1/31/22 3

Portfolio Management Discussion | 1/31/22

In the following interview, portfolio managers Noah Funderburk and Nicolas Pauwels discuss the market environment and the factors that affected the performance of Pioneer Securitized Income Fund during the six-month period ended January 31, 2022. Mr. Funderburk, a senior vice president, Director of Securitized Credit, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), and Mr. Pauwels, a vice president and portfolio manager at Amundi US, are responsible for the day-to-day management of the Fund.

Q	How did the Fund perform in the six-month period that ended on January 31, 2022?
A	Pioneer Securitized Income Fund’s Class A shares returned 1.44% at net asset value during the six-month period ended January 31, 2022, while the Fund’s benchmark, the Bloomberg US Securitized MBS/ABS/CMBS Index (the Bloomberg Index), returned -2.41%. During the same period, the average return of the 335 mutual funds in Morningstar’s Multisector Bond Fund Category was -1.16%.
Q	What factors drove the performance of securitized assets during the six-month period ended January 31, 2022?
A	Consistent with trends across the broader fixed-income market, securitized assets lost ground over the six-month period. The shift in US Federal Reserve (Fed) monetary policy was the primary driver of returns for both the securitized sector and the fixed-income markets as a whole. A persistent increase in inflation prompted the Fed to announce, in November 2021, its intention to begin tapering its bond-buying program known as quantitative easing (QE). The following month, the Fed announced that it would accelerate the pace of tapering and likely start raising the target range of the federal funds rate in early 2022, after the completion of its QE tapering. Investors began to ramp up their expectations for the number of Fed rate hikes as the period progressed, as the futures markets, by the end of the six-month period, had begun anticipating as many as five rate increases in 2022.

Those developments contributed to rising yields (and falling prices) across the securitized market. In addition, increasing investor risk-aversion and a broader sell-off in the financial markets caused yield

4 Pioneer Securitized Income Fund | Semiannual Report | 1/31/22

spreads, which had been largely stable through 2021, to widen in January. (Yield, or credit spreads, are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)

All three segments of the Fund’s benchmark, the Bloomberg Index –agency mortgage-backed securities (MBS), commercial MBS (CMBS), and asset-backed securities (ABS) – posted losses over the six-month period, returning -2.36%, -3.14%, and -1.28%, respectively. MBS have typically been the primary driver of the Bloomberg Index’s performance, by a wide margin, as MBS represent more than 90% of the benchmark, with CMBS a distant second and ABS representing the lowest allocation.

Q	What elements of the Fund’s positioning played the largest role in its benchmark-relative results during the six-month period ended January 31, 2022?
A	Security selection was the leading positive contributor to the Fund’s benchmark-relative outperformance over the six-month period. In managing the portfolio, we strive to blend sophisticated quantitative tools with common-sense, qualitative analysis. This process forms the basis for both our bottom-up security selection and the Fund’s top-down sector and risk positioning. The approach benefited the Fund’s relative performance during the past six months, as the Fund’s holdings in each of the three major securitized market segments registered gains, even as the corresponding benchmark components experienced losses. Generally speaking, the Fund’s performance benefited from exposure to issues with higher yields and above-average yield spreads, which helped offset the negative effects of rising rates. We believe the positive contribution from security selection during the period helps illustrate the value of a disciplined investment approach, which seeks to identify the best opportunities within the asset class, rather than one that strives to mirror the Bloomberg Index.

Asset allocation also aided benchmark-relative performance for the period. Specifically, the Fund’s relative returns benefited from an overweight in non-agency MBS and an underweight in agency MBS. The former category features securities with higher coupons and lower interest-rate sensitivity.

Duration positioning was another positive contributor to the Fund’s benchmark-relative performance, as we had decided to keep the portfolio’s duration at near-zero for the period. (Duration is a measure

Pioneer Securitized Income Fund | Semiannual Report | 1/31/22 5

of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.) We achieved this through the use of US Treasury futures, with various weightings across two-, five- and 10-year rates. We believe the use of futures allows us to achieve our desired duration and yield-curve positioning for the portfolio, without having to adjust the Fund’s underlying holdings.

At a time of strong relative performance for the Fund, no aspect of our investment strategy stood out as being a significant detractor from relative results over the six-month period. With that said, the Fund did lose some ground from holdings of MBS with sensitivity to the five- to seven-year portion of the yield curve.

Q	Did the Fund have any exposure to derivative investments during the six-month period ended January 31, 2022? If so, did the use of derivatives have an effect on performance?
A	Yes, as noted earlier, we invested in US Treasury futures in an attempt to manage the portfolio’s duration. The use of Treasury futures aided the Fund’s relative returns for the six-month period, as duration positioning benefited performance.
Q	How would you characterize the Fund’s distributions* to shareholders during the six-month period ended January 31, 2022?
A	The Fund’s monthly distribution rate remained stable over the six-month period ended January 31, 2022.
Q	What is your current view on each segment of the securitized market in which the Fund invests, and how have you positioned the portfolio heading into the second half of the Fund’s fiscal year?
A	We see continued strength in MBS fundamentals. As of November 30, 2021 (the last data available), the Standard & Poor’s/Case-Shiller US National Home Price Index was up by nearly 19% over the previous 12 months. However, high new-issue supply has pressured the short-term performance of MBS. Similarly, the ABS market has struggled due to a supply-and-demand mismatch that has obscured positive fundamental trends such as an improving labor market and a consumer savings rate approaching its strongest level in decades.

* Distributions are not guaranteed.

6 Pioneer Securitized Income Fund | Semiannual Report | 1/31/22

We see opportunities in CMBS as largely property-specific in nature, but we feel the growing representation of floating-rate (rather than fixed-rate) securities in the market is a key development of note. Certain property types have remained out of favor, meaning that issuers would need to pay a large coupon to entice investors to purchase longer-dated, fixed-rate securities. As a result, many issuers have shifted to shorter-dated, floating-rate issues. The change not only provides a wider range of opportunities for investors, in our view, but it also reduces the interest-rate sensitivity of the broader category.

In terms of portfolio activity during the period, we sought to rotate the Fund’s holdings in an effort to capture values in areas of the market that had been hurt by supply-driven price weakness. While we think the securitized sectors currently offer a favorable risk/return profile due to their strong underlying fundamentals, we took a gradual approach in shifting the portfolio, given the prospect of an extended period of Fed rate hikes in 2022 and perhaps beyond. We believe that careful approach affords us a high degree of flexibility as we position the Fund to seek to capitalize on the potential for wider yield spreads in the months ahead.

At the close of the period, the Fund had weightings of 47%, 34%, and 15% in MBS, ABS, and CMBS, respectively, with 4% held in collateralized loan obligations.

Please refer to the Schedule of Investments on pages 15–20 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.

Pioneer Securitized Income Fund | Semiannual Report | 1/31/22 7

The Fund invests primarily in mortgage-backed securities, asset-backed securities and other securitized asset instruments. A substantial portion of the Fund’s assets ordinarily will consist of high yield debt securities that involve substantial risk of loss.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Investments in high yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default. When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

The value of mortgage-related and asset backed securities will be influenced by factors affecting the real estate market and the assets underlying those securities. These securities are also subject to prepayment and extension risks and risk of default.

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). Plans are underway to phase out the use of LIBOR. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund, issuers of instruments in which the Fund invests, and financial markets generally.

Certain securities and derivatives held by the Fund may be impossible or difficult to purchase, sell or unwind. Such securities may also be difficult to value. The use of interest rate futures and options and other derivatives can increase fund losses and reduce opportunities for gain. The Fund may invest in credit-default swaps, inverse floating-rate obligations, and other derivative instruments. Derivatives may have a leveraging effect on the Fund.

As a non-diversified Fund, the Fund can invest a higher percentage of its assets in the securities of any one or more issuers than a diversified fund. Being non-diversified may magnify the Fund’s losses from adverse events affecting a particular issuer.

These risks may increase share price volatility.

Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your financial professional or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

8 Pioneer Securitized Income Fund | Semiannual Report | 1/31/22

Portfolio Summary | 1/31/22

Sector Distribution

(As a percentage of total investments)*

10 Largest Holdings

(As a percentage of total investments)*

1.	Fannie Mae, 2.50%, 2/1/52 (TBA)	6.49%
2.	Fannie Mae, 3.00%, 3/1/52 (TBA)	6.24
3.	Santander Bank N.A. - SBCLN, Series 2021-1A, Class E, 6.171%, 12/15/31 (144A)	2.65
4.	Conn's Receivables Funding LLC, Series 2021-A, Class B, 2.87%, 5/15/26 (144A)	2.47
5.	Continental Credit Card ABS LLC, Series 2019-1A, Class C, 6.16%, 8/15/26 (144A)	2.35
6.	Foursight Capital Automobile Receivables Trust, Series 2020-1, Class F, 4.62%,
	6/15/27 (144A)	2.33
7.	JPMorgan Chase Bank N.A. - CACLN, Series 2021-2, Class F, 4.393%,
	12/26/28 (144A)	2.27
8.	Freddie Mac Stacr Trust, Series 2018-HQA2, Class B2, 11.108% (1 Month USD
	LIBOR + 1100 bps), 10/25/48 (144A)	2.21
9.	STACR Trust, Series 2018-HRP2, Class B2, 10.608% (1 Month USD LIBOR +
	1,050 bps), 2/25/47 (144A)	2.16
10.	Cascade Funding Mortgage Trust, Series 2018-RM2, Class D, 4.00%,
	10/25/68 (144A)	2.15

*	Excludes short term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Pioneer Securitized Income Fund | Semiannual Report | 1/31/22 9

Prices and Distributions | 1/31/22*

Net Asset Value per Share

Class	1/31/22	7/31/21*
A	$9.91	$10.11
Y	$9.92	$10.11

Distributions per Share: 8/1/21 - 1/31/22

	Net
	Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.2117	$0.0956	$0.0377
Y	$0.2268	$0.0956	$0.0377

Index Definitions

Bloomberg US Securitized MBS/ABS/CMBS Index tracks agency mortgage backed pass-through securities (both fixed-rate and hybrid ARM) guaranteed by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC); investment-grade debt asset-backed securities; and investment-grade commercial mortgage backed securities. The index is constructed by grouping individual pools into aggregates or generics based on program, coupon, and vintage. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The indices defined here pertains to the “Value of $10,000 Investment” and “Value of $1 Million Investment” charts on pages 11–12.

* Class A commenced operations on July 2, 2021.

10 Pioneer Securitized Income Fund | Semiannual Report | 1/31/22

Performance Update | 1/31/22	Class A Shares

Investment Returns

The mountain chart on the right shows the change in market value, plus reinvested dividends and distributions, of a $10,000 investment made in Class A shares of Pioneer Securitized Income Fund during the periods shown, compared to that of the Bloomberg US Securitized MBS/ABS/CMBS Index.*

Average Annual Total Returns

(As of January 31, 2022)

Bloomberg
	Net	Public	US
	Asset	Offering	Securitized
	Value	Price	MBS/ABS/
Period	(NAV)	(POP)	CMBS Index
Life of Class
(7/2/21)	1.44%	-4.89%	-1.75%

*	Performance of Class A shares shown in the graph above is from the inception of Class A shares on 7/2/21 through 1/31/22. Index information shown in the graph above is from 7/31/21 through 1/31/22.

Expense Ratio
(Per prospectus dated December 1, 2021)
Gross	Net
2.28%	0.90%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 4.50% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2022. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions.

Please refer to the financial highlights for more current expense ratios.

Pioneer Securitized Income Fund | Semiannual Report | 1/31/22 11

Performance Update | 1/31/22	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in market value, plus reinvested dividends and distributions, of a $5 million investment made in Class Y shares of Pioneer Securitized Income Fund during the periods shown, compared to that of the Bloomberg US Securitized MBS/ABS/CMBS Index.

Average Annual Total Returns

(As of January 31, 2022)

	Net	Bloomberg
	Asset	US Securitized
	Value	MBS/ABS/CMBS
Period	(NAV)	Index
Since
Inception
(12/10/19)	6.06%	0.86%
1 Year	6.32	-2.58%

Expense Ratio
(Per prospectus dated December 1, 2021)
Gross	Net
1.77%	0.65%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2022. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions.

The Fund acquired the assets and liabilities of Pioneer Securitized Income Fund (“the Predecessor Fund”) on June 30, 2021 (“the Reorganization”). As a result of the Reorganization, the Predecessor Fund’s performance and financial history became the performance and financial history of the Fund. The performance of Class Y shares of the Fund is the performance of the common shares of the Predecessor Fund for periods prior to the Reorganization, and has not been restated to reflect any differences in expenses.

Please refer to the financial highlights for more current expense ratios.

12 Pioneer Securitized Income Fund | Semiannual Report | 1/31/22

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)	Divide your account value by $1,000

Example: an $8,600 account value ÷ $1,000 = 8.6

(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Securitized Income Fund

Based on actual returns from August 1, 2021 through January 31, 2022.

Share Class	A	Y
Beginning Account	$1,000.00	$1,000.00
Value on 8/1/21
Ending Account	$1,014.40	$1,016.90
Value on 1/31/22
Expenses Paid	$4.37	$3.30
During Period*

*	Expenses are equal to the Fund’s annualized expense ratio of 0.86% and 0.65% for Class A and Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

Pioneer Securitized Income Fund | Semiannual Report | 1/31/22 13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Securitized Income Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from August 1, 2021 through January 31, 2022.

Share Class	A	Y
Beginning Account	$1,000.00	$1,000.00
Value on 8/1/21
Ending Account	$1,020.87	$1,021.93
Value on 1/31/22
Expenses Paid	$4.38	$3.31
During Period*

* Expenses are equal to the Fund’s annualized expense ratio of 0.86% and 0.65% for Class A and Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

14 Pioneer Securitized Income Fund | Semiannual Report | 1/31/22

Schedule of Investments | 1/31/22

(unaudited)

Principal
Amount
USD ($)		Value
	UNAFFILIATED ISSUERS — 111.2%
	ASSET BACKED SECURITIES — 37.2% of
	Net Assets
250,000(a)	AIG CLO LLC, Series 2020-1A, Class ER, 6.541%
	(3 Month USD LIBOR + 630 bps), 4/15/34 (144A)	$ 246,973
400,000	Arivo Acceptance Auto Loan Receivables Trust, Series
	2021-1A, Class D, 5.83%, 1/18/28 (144A)	394,224
350,000	Avid Automobile Receivables Trust, Series 2021-1,
	Class F, 5.16%, 10/16/28 (144A)	343,839
292,188	Blackbird Capital Aircraft, Series 2021-1A, Class B,
	3.446%, 7/15/46 (144A)	284,666
480,000(b)	CFMT LLC, Series 2020-HB4, Class M5, 6.00%,
	12/26/30 (144A)	478,404
650,000	Conn’s Receivables Funding LLC, Series 2021-A,
	Class B, 2.87%, 5/15/26 (144A)	646,404
600,000	Continental Credit Card ABS LLC, Series 2019-1A,
	Class C, 6.16%, 8/15/26 (144A)	614,780
400,000	Crossroads Asset Trust, Series 2021-A, Class E, 5.48%,
	1/20/28 (144A)	392,147
221,029	Diamond Resorts Owner Trust, Series 2018-1, Class D,
	5.90%, 1/21/31 (144A)	221,666
134,522	Diamond Resorts Owner Trust, Series 2019-1A, Class D,
	5.25%, 2/20/32 (144A)	136,216
500,000	Fair Square Issuance Trust, Series 2020-AA, Class D,
	6.86%, 9/20/24 (144A)	500,475
500,000	First Investors Auto Owner Trust, Series 2021-1A,
	Class F, 5.37%, 4/17/28 (144A)	496,786
600,000	Foursight Capital Automobile Receivables Trust, Series
	2020-1, Class F, 4.62%, 6/15/27 (144A)	610,152
200,000	HOA Funding LLC - HOA, Series 2021-1A, Class B,
	7.432%, 8/20/51 (144A)	196,933
300,000(a)	ICG US CLO, Ltd., Series 2016-1A, Class DRR, 7.739%
	(3 Month USD LIBOR + 744 bps), 4/29/34 (144A)	294,971
600,000	JPMorgan Chase Bank N.A. - CACLN, Series 2021-2,
	Class F, 4.393%, 12/26/28 (144A)	593,377
250,000(a)	Madison Park Funding XLV, Ltd., Series 2020-45A,
	Class ER, 6.591% (3 Month USD LIBOR +
	635 bps), 7/15/34 (144A)	247,745
400,000	NMEF Funding LLC, Series 2021-A, Class D, 5.78%,
	12/15/27 (144A)	403,601
250,000(a)	Ocean Trails CLO IX, Series 2020-9A, Class ER, 7.691%
	(3 Month USD LIBOR + 745 bps), 10/15/34 (144A)	243,614
400,000	Pawneee Equipment Receivables Series LLC, Series
	2021-1, Class E, 5.21%, 5/15/28 (144A)	392,914
200,000	Progress Residential Trust, Series 2021-SFR8, Class G,
	4.005%, 10/17/38 (144A)	195,349
100,000	Progress Residential Trust, Series 2021-SFR9, Class F,
	4.053%, 11/17/40 (144A)	94,966

The accompanying notes are an integral part of these financial statements.

Pioneer Securitized Income Fund | Semiannual Report | 1/31/22 15

Schedule of Investments | 1/31/22

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
700,000	Santander Bank N.A. - SBCLN, Series 2021-1A, Class E,
	6.171%, 12/15/31 (144A)	$ 692,963
500,000	Tricolor Auto Securitization Trust, Series 2021-1A,
	Class F, 5.08%, 5/15/28 (144A)	490,536
	TOTAL ASSET BACKED SECURITIES
	(Cost $9,263,925)	$ 9,213,701
	COLLATERALIZED MORTGAGE OBLIGATIONS —
	39.0% of Net Assets
206,000(a)	Bellemeade Re, Ltd., Series 2021-3A, Class B1, 3.90%
	(SOFR30A + 385 bps), 9/25/31 (144A)	$ 201,910
566,289(b)	Cascade Funding Mortgage Trust, Series 2018-RM2,
	Class D, 4.00% , 10/25/68 (144A)	562,237
250,000(a)	Connecticut Avenue Securities Trust, Series 2021-R01,
	Class 1B2, 6.05% (SOFR30A + 600 bps), 10/25/41 (144A)	244,683
190,000(a)	Connecticut Avenue Securities Trust, Series 2022-R01,
	Class 1B2, 6.05% (SOFR30A + 600 bps), 12/25/41 (144A)	186,371
400,000(a)	Eagle Re, Ltd., Series 2020-2, Class B1, 7.108% (1 Month
	USD LIBOR + 700 bps), 10/25/30 (144A)	409,808
290,000(a)	Eagle Re, Ltd., Series 2021-2, Class M2, 4.30% (SOFR30A
	+ 425 bps), 4/25/34 (144A)	296,462
100,000(a)	Fannie Mae Connecticut Avenue Securities, Series 2021-R02,
	Class 2B2, 6.25% (SOFR30A + 620 bps), 11/25/41 (144A)	98,955
94,706(b)	FARM 21-1 Mortgage Trust, Series 2021-1, Class B,
	3.249%, 7/25/51 (144A)	83,150
6,912,388(b)(c)	Flagstar Mortgage Trust, Series 2021-4, Class AX1,
	0.216% , 6/1/51 (144A)	59,258
150,000(a)	Freddie Mac Stacr Remic Trust, Series 2020-DNA3,
	Class B2, 9.458% (1 Month USD LIBOR + 935 bps),
	6/25/50 (144A)	174,677
220,000(a)	Freddie Mac Stacr Remic Trust, Series 2020-HQA4,
	Class B2, 9.508% (1 Month USD LIBOR + 940 bps),
	9/25/50 (144A)	260,250
510,000(a)	Freddie Mac Stacr Remic Trust, Series 2021-HQA1,
	Class B2, 5.05% (SOFR30A + 500 bps), 8/25/33 (144A)	486,675
160,000(a)	Freddie Mac Stacr Remic Trust, Series 2021-HQA3,
	Class B2, 6.30% (SOFR30A + 625 bps), 9/25/41 (144A)	150,100
290,000(a)	Freddie Mac Stacr Remic Trust, Series 2021-HQA4,
	Class B1, 3.80% (SOFR30A + 375 bps), 12/25/41 (144A)	290,000
100,000(a)	Freddie Mac Stacr Remic Trust, Series 2021-HQA4,
	Class B2, 7.05% (SOFR30A + 700 bps), 12/25/41 (144A)	97,397
280,000(a)	Freddie Mac Stacr Remic Trust, Series 2022-DNA1,
	Class B2, 7.15% (SOFR30A + 710 bps), 1/25/42 (144A)	268,100
500,000(a)	Freddie Mac Stacr Trust, Series 2018-HQA2, Class B2,
	11.108% (1 Month USD LIBOR + 1100 bps), 10/25/48 (144A)	576,470
500,000(a)	Freddie Mac Stacr Trust, Series 2019-FTR2, Class B1,
	3.108% (1 Month USD LIBOR + 300 bps), 11/25/48 (144A)	492,352

The accompanying notes are an integral part of these financial statements.

16 Pioneer Securitized Income Fund | Semiannual Report | 1/31/22

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
400,000(a)	Freddie Mac Stacr Trust, Series 2019-FTR3, Class B2,
	4.902% (1 Month USD LIBOR + 480 bps), 9/25/47 (144A)	$ 388,366
350,000(a)	Freddie Mac Stacr Trust, Series 2021-DNA7, Class B2,
	7.85% (SOFR30A + 780 bps), 11/25/41 (144A)	349,125
200,000(b)	GS Mortgage-Backed Securities Trust, Series 2020-NQM1,
	Class B1, 5.143% , 9/27/60 (144A)	201,796
300,000(a)	Home Re, Ltd., Series 2020-1, Class B1, 7.108% (1 Month
	USD LIBOR + 700 bps), 10/25/30 (144A)	307,455
500,000(a)	Home Re, Ltd., Series 2021-2, Class B1, 4.20% (SOFR30A +
	415 bps), 1/25/34 (144A)	487,791
4,713,125(b)(c)	Hundred Acre Wood Trust, Series 2021-INV1, Class AX1,
	0.203% , 7/25/51 (144A)	37,860
205,000(b)	Imperial Fund Mortgage Trust, Series 2021-NQM2,
	Class B2, 4.359% , 9/25/56 (144A)	198,395
9,023,581(b)(c)	JP Morgan Mortgage Trust, Series 2021-10, Class AX1,
	0.133% , 12/25/51 (144A)	47,065
7,703,561(b)(c)	JP Morgan Mortgage Trust, Series 2021-8, Class AX1,
	0.135% , 12/25/51 (144A)	38,385
150,000(a)	Oaktown Re VII, Ltd., Series 2021-2, Class B1, 4.45%
	(SOFR30A + 440 bps), 4/25/34 (144A)	149,630
500,000(a)	Radnor Re, Ltd., Series 2020-1, Class B1, 3.108%
	(1 Month USD LIBOR + 300 bps), 1/25/30 (144A)	495,072
180,000(a)	Radnor Re, Ltd., Series 2020-2, Class B1, 7.708%
	(1 Month USD LIBOR + 760 bps), 10/25/30 (144A)	183,899
500,000(a)	STACR Trust, Series 2018-HRP2, Class B1, 4.308%
	(1 Month USD LIBOR + 420 bps), 2/25/47 (144A)	531,181
500,000(a)	STACR Trust, Series 2018-HRP2, Class B2, 10.608%
	(1 Month USD LIBOR + 1,050 bps), 2/25/47 (144A)	564,338
150,000(a)	Traingle Re, Ltd., Series 2020-1, Class B1, 7.858%
	(1 Month USD LIBOR + 775 bps), 10/25/30 (144A)	154,064
150,000(a)	Triangle Re, Ltd., Series 2021-3, Class B1, 5.00%
	(SOFR30A + 495 bps), 2/25/34 (144A)	149,263
200,000(a)	Triangle Re, Ltd., Series 2021-3, Class M2, 3.80%
	(SOFR30A + 375 bps), 2/25/34 (144A)	198,031
250,000(b)	Vista Point Securitization Trust, Series 2020-1,
	Class B1, 5.375% , 3/25/65 (144A)	253,189
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $9,737,394)	$ 9,673,760
	COMMERCIAL MORTGAGE-BACKED SECURITIES —
	15.1% of Net Assets
150,000(a)	BAMLL Commercial Mortgage Securities Trust, Series
	2021-JACX, Class E, 3.856% (1 Month USD LIBOR
	+ 375 bps), 9/15/38 (144A)	$ 149,688
500,000(b)	COMM Mortgage Trust, Series 2020-CBM, Class F,
	3.633% , 2/10/37 (144A)	465,537

The accompanying notes are an integral part of these financial statements.

Pioneer Securitized Income Fund | Semiannual Report | 1/31/22 17

Schedule of Investments | 1/31/22

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — (continued)
150,000(a)	Freddie Mac Multifamily Structured Credit Risk, Series
	2021-MN1, Class B1, 7.80% (SOFR30A +
	775 bps), 1/25/51 (144A)	$ 167,291
250,000(a)	Freddie Mac Multifamily Structured Credit Risk, Series
	2021-MN3, Class B1, 6.90% (SOFR30A +
	685 bps), 11/25/51 (144A)	248,966
250,000(a)	Freddie Mac Multifamily Structured Credit Risk, Series
	2021-MN3, Class M2, 4.05% (SOFR30A +
	400 bps), 11/25/51 (144A)	241,888
500,000(a)	GS Mortgage Securities Corp. Trust, Series 2020-DUNE,
	Class G, 4.106% (1 Month USD LIBOR +
	400 bps), 12/15/36 (144A)	476,504
500,000(a)	Multifamily Connecticut Avenue Securities Trust, Series
	2020-01, Class M10, 3.858% (1 Month USD LIBOR
	+ 375 bps), 3/25/50 (144A)	496,885
500,000(b)	Natixis Commercial Mortgage Securities Trust, Series
	2019-FAME, Class E, 4.398% , 8/15/36 (144A)	437,731
500,000(a)	Natixis Commercial Mortgage Securities Trust, Series
	2019-MILE, Class E, 3.606% (1 Month USD LIBOR
	+ 350 bps), 7/15/36 (144A)	498,925
571,457(b)	Velocity Commercial Capital Loan Trust, Series 2020-1,
	Class M6, 5.69% , 2/25/50 (144A)	562,164
	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
	(Cost $3,731,550)	$ 3,745,579
	CORPORATE BONDS — 0.7% of Net Assets
	Airlines — 0.7%
97,166	British Airways 2020-1 Class B Pass Through Trust,
	8.375%, 11/15/28 (144A)	$ 110,572
67,392	United Airlines 2020-1 Class B Pass Through Trust,
	4.875%, 1/15/26	69,720
	Total Airlines	$ 180,292
	TOTAL CORPORATE BONDS
	(Cost $164,559)	$ 180,292
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS —
	13.5% of Net Assets
1,700,000	Fannie Mae, 2.500%, 2/1/52 (TBA)	$ 1,697,875
1,600,000	Fannie Mae, 3.000%, 3/1/52 (TBA)	1,631,332
	TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
	(Cost $3,360,293)	$ 3,329,207

The accompanying notes are an integral part of these financial statements.

18 Pioneer Securitized Income Fund | Semiannual Report | 1/31/22

Shares		Value
SHORT TERM INVESTMENTS — 5.7% of Net Assets
Open-End Fund — 5.7%
1,414,931	Dreyfus Government Cash Management, Institutional
	Shares, 0.03%(d)	$ 1,414,931
$ 1,414,931
TOTAL SHORT TERM INVESTMENTS
	(Cost $1,414,931)	$ 1,414,931
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 111.2%
	(Cost $27,672,652)	$27,557,470
	OTHER ASSETS AND LIABILITIES — (11.2)%	$ (2,764,731)
	NET ASSETS — 100.0%	$24,792,739

(TBA)	“To Be Announced” Securities.
bps	Basis Points.
LIBOR	London Interbank Offered Rate.
SOFR30A	Secured Overnight Financing Rate 30 Day Average.
(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At January 31, 2022, the value of these securities amounted to $22,743,612, or 91.7% of net assets.
(a)	Floating rate note. Coupon rate, reference index and spread shown at January 31, 2022.
(b)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at January 31, 2022.
(c)	Security represents the interest-only portion payments on a pool of underlying mortgages or mortgage-backed securities.
(d)	Rate periodically changes. Rate disclosed is the 7-day yield at January 31, 2022.

FUTURES CONTRACT
FIXED INCOME INDEX FUTURES CONTRACTS

Number of
Contracts		Expiration	Notional	Market	Unrealized
Short	Description	Date	Amount	Value	Appreciation
23	U.S. 5 Year	3/31/22	$ (2,778,450)	$ (2,741,672)	$36,778
	Note (CBT)
43	U.S. 10 Year	3/22/22	(5,554,276)	(5,502,656)	51,620
	Note (CBT)
TOTAL FUTURES CONTRACTS			$ (8,332,726)	$ (8,244,328)	$88,398

Purchases and sales of securities (excluding temporary cash investments) for the six months ended January 31, 2022, aggregated $7,996,869 and $5,677,110, respectively.

The accompanying notes are an integral part of these financial statements.

Pioneer Securitized Income Fund | Semiannual Report | 1/31/22 19

Schedule of Investments | 1/31/22

(unaudited) (continued)

The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which the Amundi Asset Management US, Inc. (the “Adviser”) serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended January 31, 2022, the Fund did not engage in any cross trade activity.

At January 31, 2022, the net unrealized depreciation on investments based on cost for federal tax purposes of $27,767,630 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 379,374
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(501,136)
Net unrealized depreciation	$(121,762)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.

Level 1 –	unadjusted quoted prices in active markets for identical securities.
Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

The following is a summary of the inputs used as of January 31, 2022, in valuing the Fund’s investments:

	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$ —	$ 9,213,701	$ —	$ 9,213,701
Collateralized Mortgage Obligations	—	9,673,760	—	9,673,760
Commercial Mortgage-Backed
Securities	—	3,745,579	—	3,745,579
Corporate Bonds	—	180,292	—	180,292
U.S. Government and
Agency Obligations	—	3,329,207	—	3,329,207
Open-End Fund	1,414,931	—	—	1,414,931
Total Investments in Securities	$ 1,414,931	$26,142,539	$ —	$27,557,470
Other Financial Instruments
Net unrealized appreciation
on futures contracts	$ 88,398	$ —	$ —	$ 88,398
Total Other Financial
Instruments	$ 88,398	$ —	$ —	$ 88,398

The accompanying notes are an integral part of these financial statements.

20 Pioneer Securitized Income Fund | Semiannual Report | 1/31/22

Statement of Assets and Liabilities | 1/31/22

(unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $27,672,652)	$27,557,470
Due from broker for futures	323,139
Receivables —
Investment securities sold	1,894,238
Fund shares sold	6,091
Interest	55,974
Due from the Adviser	2,744
Other assets	32,594
Total assets	$29,872,250
LIABILITIES:
Overdraft due to custodian	$ 3,124
Payables —
Investment securities purchased	4,992,693
Fund shares repurchased	4,930
Distributions	1,102
Trustees' fees	45
Variation margin for futures contracts	1,570
Due to affiliates	4,360
Accrued expenses	71,687
Total liabilities	$ 5,079,511
NET ASSETS:
Paid-in capital	$24,798,238
Distributable earnings (loss)	(5,499)
Net assets	$24,792,739
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $2,064,967/208,268 shares)	$ 9.91
Class Y (based on $22,727,772/2,291,893 shares)	$ 9.92
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $9.91 net asset value per share/100%-4.50%
maximum sales charge)	$ 10.38

The accompanying notes are an integral part of these financial statements.

Pioneer Securitized Income Fund | Semiannual Report | 1/31/22 21

Statement of Operations (unaudited)

FOR THE SIX MONTHS ENDED 1/31/22

INVESTMENT INCOME:
Interest from unaffiliated issuers	$ 602,646
Total Investment Income		$ 602,646
EXPENSES:
Management fees	$ 63,910
Administrative expenses	19,760
Transfer agent fees
Class Y	107
Distribution fees
Class A	2,585
Shareowner communications expense	42
Custodian fees	1,347
Registration fees	27,570
Professional fees	60,335
Printing expense	32,582
Pricing fees	3,646
Trustees' fees	3,359
Insurance expense	18
Miscellaneous	3,317
Total expenses		$ 218,578
Less fees waived and expenses reimbursed
by the Adviser		(140,844)
Net expenses		$ 77,734
Net investment income		$ 524,912
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$ 77,870
Futures contracts	44,556
Other assets and liabilities denominated in
foreign currencies	55	$ 122,481
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$ (470,638)
Futures contracts	183,377
Net realized and unrealized gain (loss) on investments		$ (164,780)
Net increase in net assets resulting from operations		$ 360,132

The accompanying notes are an integral part of these financial statements.

22 Pioneer Securitized Income Fund | Semiannual Report | 1/31/22

Statements of Changes in Net Assets

	Six Months
	Ended	Year
	1/31/22	Ended
	(unaudited)	7/31/21
FROM OPERATIONS:
Net investment income (loss)	$ 524,912	$ 940,641
Net realized gain (loss) on investments	122,481	232,706
Change in net unrealized appreciation (depreciation)
on investments	(287,261)	3,081,009
Net increase in net assets resulting
from operations	$ 360,132	$ 4,254,356
DISTRIBUTIONS TO SHAREOWNERS:
Class A* ($0.34 and $0.04 per share, respectively)	$ (70,367)	$ (7,733)
Class Y ($0.36 and $0.61 per share, respectively)	(759,359)	(1,266,522)
Total distributions to shareowners	$ (829,726)	$ (1,274,255)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 2,646,902	$ 2,594,452
Reinvestment of distributions	802,080	1,265,612
Cost of shares repurchased	(173,968)	(2,508,461)
Net increase in net assets resulting from Fund
share transactions	$ 3,275,014	$ 1,351,603
Net increase in net assets	$ 2,805,420	$ 4,331,704
NET ASSETS:
Beginning of period	$21,987,319	$17,655,615
End of period	$24,792,739	$21,987,319
* Class A commenced operations on July 2, 2021.

The accompanying notes are an integral part of these financial statements.

Pioneer Securitized Income Fund | Semiannual Report | 1/31/22 23

Statements of Changes in Net Assets

(continued)

	Six Months	Six Months
	Ended	Ended	Year	Year
	1/31/22	1/31/22	Ended	Ended
	Shares	Amount	7/31/21	7/31/21
	(unaudited)	(unaudited)	Shares	Amount
Class A*
Shares sold	502	$ 5,000	200,000	$ 2,024,000
Reinvestment of distributions	7,022	70,356	744	7,520
Less shares repurchased	—	—	—	—
Net increase	7,524	$ 75,356	200,744	$ 2,031,520
Class Y
Shares sold	262,555	$ 2,641,902	58,008	$ 570,542
Reinvestment of distributions	72,979	731,724	131,929	1,258,092
Less shares repurchased	(17,211)	(173,968)	(252,622)	(2,508,461)
Net increase/(decrease)	318,323	$ 3,199,658	(62,685)	$ (679,917)

* Class A commenced operations on July 2, 2021.

The accompanying notes are an integral part of these financial statements.

24 Pioneer Securitized Income Fund | Semiannual Report | 1/31/22

Financial Highlights

Six Months
Ended
	1/31/22	7/2/21 to
	(unaudited)	7/31/21*
Class A
Net asset value, beginning of period	$ 10.11	$10.12
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.22	$ 0.04
Net realized and unrealized gain (loss) on investments	(0.08)	(0.01)
Net increase (decrease) from investment operations	$ 0.14	$ 0.03
Distributions to shareowners:
Net investment income	$ (0.21)	$ (0.04)
Net realized gain	(0.13)	—
Total distributions	$ (0.34)	$ (0.04)
Net increase (decrease) in net asset value	$ (0.20)	$ (0.01)
Net asset value, end of period	$ 9.91	$10.11
Total return (b)	1.44%(c)	0.27%(c)
Ratio of net expenses to average net assets	0.86%(d)	0.90%(d)
Ratio of net investment income (loss) to average net assets	4.24%(d)	4.56%(d)
Portfolio turnover rate	26%(c)	59%(c)
Net assets, end of period (in thousands)	$ 2,065	$2,029
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	2.07%(d)	5.42%(d)
Net investment income (loss) to average net assets	3.03%(d)	0.04%(d)

*	Class A commenced operations on July 2, 2021.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Pioneer Securitized Income Fund | Semiannual Report | 1/31/22 25

Financial Highlights (continued)

	Six Months
	Ended	Year
	1/31/22	Ended	12/10/19 to
	(unaudited)	7/31/21	7/31/20*
Class Y
Net asset value, beginning of period	$ 10.11	$ 8.67	$ 10.00
Increase (decrease) from investment
operations:
Net investment income (loss) (a)	$ 0.23	$ 0.45	$ 0.28
Net realized and unrealized gain (loss)
on investments	(0.06)	1.60	(1.33)
Net increase (decrease) from investment
operations	$ 0.17	$ 2.05	$ (1.05)
Distributions to shareowners:
Net investment income	$ (0.23)	$ (0.45)	$ (0.28)
Net realized gain	(0.13)	(0.16)	—
Total distributions	$ (0.36)	$ (0.61)	$ (0.28)
Net increase (decrease) in net asset value	$ (0.19)	$ 1.44	$ (1.33)
Net asset value, end of period	$ 9.92	$ 10.11	$ 8.67
Total return (b)	1.69%(c)	24.32%	(10.30)%(c)
Ratio of net expenses to average net assets	0.65%(d)	0.96%	0.99%(d)
Ratio of net investment income (loss) to
average net assets	4.54%(d)	4.69%	5.06%(d)
Portfolio turnover rate	26%(c)	59%	82%(c)
Net assets, end of period (in thousands)	$ 22,728	$ 19,958	$17,656
Ratios with no waiver of fees and assumption
of expenses by the Adviser and no reduction
for fees paid indirectly:
Total expenses to average net assets	1.86%(d)	2.50%	2.62%(d)
Net investment income (loss) to average
net assets	3.33%(d)	3.15%	3.43%(d)

*	Class Y commenced operations on December 10, 2019.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.

26 Pioneer Securitized Income Fund | Semiannual Report | 1/31/22

Notes to Financial Statements | 1/31/22

(unaudited)

1. Organization and Significant Accounting Policies

Pioneer Securitized Income Fund (the “Fund”) is one of three portfolios comprising Pioneer Series Trust IV (the "Trust"), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund, which commenced operations on June 30, 2021, is the successor to Pioneer Securitized Income Fund, a closed-end interval fund (the “Predecessor Fund”). The Predecessor Fund transferred all of the net assets of common shares of the Predecessor Fund in exchange for Class Y shares of the Fund on June 30, 2021, in a one-to-one exchange ratio, pursuant to an agreement and plan of reorganization (the “Reorganization”) approved by the Board of Trustees of the Fund and the Predecessor Fund and by the majority shareholder of the Predecessor Fund. Accordingly, the Reorganization, which was a tax-free event to shareholders, had no effect on the Fund’s operations. As a result of the Reorganization, the Fund is the accounting successor of the Predecessor Fund, and as such, the financial statements, and financial highlights for Classs Y shares, reflect the financial information of the Predecessor Fund through June 30, 2021. The investment objective of the Fund is total return.

The Fund offers four classes of shares designated as Class A, Class C, Class K and Class Y shares. Class A shares commenced operations on July 2, 2021. Class C and Class K shares had not commenced operations as of January 31, 2022. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.

Pioneer Securitized Income Fund | Semiannual Report | 1/31/22 27

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A. Security Valuation

The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors.

28 Pioneer Securitized Income Fund | Semiannual Report | 1/31/22

Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

At January 31, 2022, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry broker valuation model).

B. Investment Income and Transactions

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

Pioneer Securitized Income Fund | Semiannual Report | 1/31/22 29

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C. Federal Income Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of January 31, 2022, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended July 31, 2021 was as follows:

2021
Distributions paid from:
Ordinary income	$1,274,255
Total	$1,274,255

30 Pioneer Securitized Income Fund | Semiannual Report | 1/31/22

The following shows the components of distributable earnings (losses) on a federal income tax basis at July 31, 2021:

2021
Distributable earnings/(losses):
Undistributed ordinary income	$115,019
Current year dividend payable	(6,379)
Net unrealized appreciation	355,455
Total	$464,095

The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

D. Fund Shares

The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $0 in underwriting commissions on the sale of Class A shares during the six months ended January 31, 2022.

E. Class Allocations

Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

Distribution fees are calculated based on the average daily net asset value attributable to Class A shares of the Fund (see Note 5). All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).

Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A and Class Y shares can reflect different transfer agent and distribution expense rates.

F. Risks

The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict including Russia’s military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations,

Pioneer Securitized Income Fund | Semiannual Report | 1/31/22 31

decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Interest rates are very low, which means there is more risk that they may go up. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s recent invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law, or currency exchange restrictions.

32 Pioneer Securitized Income Fund | Semiannual Report | 1/31/22

Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil and natural gas, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.

The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below -investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.

The Fund's investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Markets are developing in response to these new rates, but questions around liquidity in these rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. The effect of any changes to - or discontinuation of - LIBOR on the Fund will vary depending on, among other things, existing fallback provisions in

Pioneer Securitized Income Fund | Semiannual Report | 1/31/22 33

individual contracts and whether, how, and when industry participants develop and widely adopt new reference rates and fallbacks for both legacy and new products and instruments. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that rely on LIBOR. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the Fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the Fund. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could occur at any time.

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.

34 Pioneer Securitized Income Fund | Semiannual Report | 1/31/22

G. Futures Contracts

All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at January 31, 2022, is recorded as "Futures collateral" on the Statement of Assets and Liabilities.

Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

The average market value of futures contracts open during the six months ended January 31, 2022, was $(5,841,599). Open futures contracts outstanding at January 31, 2022, are listed in the Schedule of Investments.

2. Management Agreement

The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.55% of the fund’s average daily net assets up to $1 billion and 0.50% of the fund’s average daily net assets over $1 billion. For the six months ended January 31, 2022, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.55% (annualized) of the Fund's average daily net assets.

Effective July 2, 2021, the Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation), to the extent required to

Pioneer Securitized Income Fund | Semiannual Report | 1/31/22 35

reduce Fund expenses to 0.90%, 1.65%, 0.65% and 0.65% of the average daily net assets attributable to Class A, Class C, Class K and Class Y shares, respectively. These expense limitations are in effect through December 1, 2022. There can be no assurance that the Adviser will extend the expense limitations beyond the date referred to above. Fees waived and expenses reimbursed during the six months ended January 31, 2022 are reflected in the Statement of Operations.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $1,921 in management fees, administrative costs and certain other reimbursements payable to the Adviser at January 31, 2022.

3. Compensation of Trustees and Officers

The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. For the six months ended January 31, 2022, the Fund paid $3,359 in Trustees’ compensation, which is reflected on Statement of Operations as Trustees’ fees. At January 31, 2022, the Fund had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $45.

4. Transfer Agent

For the period from August 1, 2021 to November 21, 2021, DST Asset Manager Solutions, Inc. served as the transfer agent to the Fund at negotiated rates. Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended January 31, 2022, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$ —
Class Y	42
Total	$42

36 Pioneer Securitized Income Fund | Semiannual Report | 1/31/22

5. Distribution Plan

The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $2,439 in distribution fees payable to the Distributor at January 31, 2022.

In addition, redemptions of each Class A shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended January 31, 2022, CDSCs in the amount of $0 were paid to the Distributor.

6. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

Pioneer Securitized Income Fund | Semiannual Report | 1/31/22 37

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at January 31, 2022, was as follows:

			Foreign
Statement of	Interest	Credit	Exchange	Equity	Commodity
Assets and Liabilities	Rate Risk	Risk	Rate Risk	Risk	Risk
Assets
Net unrealized
appreciation on
futures contracts	$88,398	$ —	$ —	$ —	$ —
Total Value	$88,398	$ —	$ —	$ —	$ —

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at January 31, 2022 was as follows:

Foreign
Statement of	Interest	Credit	Exchange	Equity	Commodity
Operations	Rate Risk	Risk	Rate Risk	Risk	Risk
Net Realized Gain
(Loss) on
Futures contracts	$ 44,556	$ —	$ —	$ —	$ —
Total Value	$ 44,556	$ —	$ —	$ —	$ —

Net Change in
Unrealized
Appreciation
(Depreciation) on
Futures contracts	$183,377	$ —	$ —	$ —	$ —
Total Value	$183,377	$ —	$ —	$ —	$ —

7. Changes in Custodian and Sub-Administrator, and Transfer Agent

Effective November 22, 2021, The Bank of New York Mellon Corporation ("BNY Mellon") serves as the Fund's Custodian and Sub-Administrator.

Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the Fund's shareholder servicing and transfer agent.

38 Pioneer Securitized Income Fund | Semiannual Report | 1/31/22

Approval of Renewal of Investment Management Agreement

Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer Securitized Income Fund (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund. In order for Amundi US to remain the investment adviser of the Fund, the Trustees of the Fund, including a majority of the Fund’s Independent Trustees, must determine annually whether to renew the investment management agreement for the Fund.

The contract review process began in January 2021 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2021, July 2021 and September 2021. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.

In March 2021, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2021, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Fund and to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2021.

At a meeting held on September 21, 2021, based on their evaluation of the information provided by Amundi US and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement,

Pioneer Securitized Income Fund | Semiannual Report | 1/31/22 39

the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered that the Fund, an open-end fund, was recently organized as the successor to a closed-end interval fund that had a substantially similar investment strategy to the Fund and that also was advised by Amundi US (the “Predecessor Fund”). The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Predecessor Fund and the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed Amundi US’s investment approach for the Predecessor Fund and the Fund and its research process. The Trustees considered the resources of Amundi US and the personnel of Amundi US who provided investment management services to the Predecessor Fund and provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Fund, including Amundi US’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex. The Trustees considered the effectiveness of Amundi US’s business continuity plan in response to the COVID-19 pandemic.

The Trustees considered that Amundi US supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, Amundi US is responsible for the administration of the Fund’s business and other affairs. The Trustees considered Amundi US’s oversight of the process for transitioning custodian, transfer agent and sub-administration services to new service providers. The Trustees considered that the Fund reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by Amundi US to the Predecessor Fund and the Fund were satisfactory and consistent with the terms of the investment management agreement.

40 Pioneer Securitized Income Fund | Semiannual Report | 1/31/22

Performance of the Fund

The Fund is recently organized and does not have a performance history. In considering the Predecessor Fund’s performance, the Trustees regularly reviewed and discussed throughout the year data prepared by Amundi US and information comparing the Predecessor Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Predecessor Fund’s benchmark index. They also discussed the Predecessor Fund’s performance with Amundi US on a regular basis. The Trustees’ regular reviews and discussions with respect to the Predecessor Fund were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and Amundi US-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.

The Trustees considered that the Predecessor Fund’s management fee for the most recent fiscal year was in the third quintile relative to the management fees paid by other funds in its Strategic Insight peer group for the comparable period. The Trustees considered that the Fund’s management fee was lower than the Predecessor Fund’s management fee. The Trustees considered that the expense ratio of the Predecessor Fund’s common shares for the most recent fiscal year was in the first quintile relative to its Strategic Insight peer group for the comparable period. The Trustees considered that the expense ratio of the Fund’s Class Y shares is anticipated to be lower than the expense ratio of the Predecessor Fund’s common shares. The Trustees noted that Amundi US had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.

Pioneer Securitized Income Fund | Semiannual Report | 1/31/22 41

The Trustees reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi US’s costs in providing services to the Fund and Amundi US’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi US’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management and administration agreements with the Fund, Amundi US performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with Amundi US’s management of the Fund.

The Trustees concluded that the management fee payable by the Fund to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.

Profitability

The Trustees did not consider Amundi US’s profitability with respect to the management of the Fund in approving the renewal of the investment management agreement because the Fund only recently commenced operations and profitability information was not available. The Trustees considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Predecessor Fund, including the methodology used by Amundi US in allocating certain of its costs to the management of the Predecessor Fund. The Trustees also considered Amundi US’s profit margin in connection with the overall operation of the Predecessor Fund. They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses. The Trustees considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi US’s profitability with respect to the management of the Predecessor Fund was not unreasonable.

42 Pioneer Securitized Income Fund | Semiannual Report | 1/31/22

Economies of Scale

The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees noted the breakpoint in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits that Amundi US enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by Amundi US and its affiliates. The Trustees further considered the revenues and profitability of Amundi US’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.

The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $2.12 trillion in assets (including the Pioneer Funds). The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Fund, including Amundi’s ability to market the services of Amundi US globally. The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US. The Trustees considered that Amundi US and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.

Pioneer Securitized Income Fund | Semiannual Report | 1/31/22 43

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

44 Pioneer Securitized Income Fund | Semiannual Report | 1/31/22

Trustees, Officers and Service Providers

Trustees	Officers
Thomas J. Perna, Chairman John E. Baumgardner, Jr. Diane Durnin Benjamin M. Friedman Lisa M. Jones Craig C. MacKay Lorraine H. Monchak Marguerite A. Piret Fred J. Ricciardi Kenneth J. Taubes	Lisa M. Jones, President and Chief Executive Officer Anthony J. Koenig, Jr., Treasurer and Chief Financial and Accounting Officer Christopher J. Kelley, Secretary and Chief Legal Officer

Investment Adviser and Administrator

Amundi Asset Management US, Inc.

Custodian and Sub-Administrator

The Bank of New York Mellon Corporation

Independent Registered Public Accounting Firm

Ernst & Young LLP

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

Pioneer Securitized Income Fund | Semiannual Report | 1/31/22 45

This page was intentionally left blank.

46 Pioneer Securitized Income Fund | Semiannual Report | 1/31/22

This page was intentionally left blank.

Pioneer Securitized Income Fund | Semiannual Report | 1/31/22 47

This page was intentionally left blank.

48 Pioneer Securitized Income Fund | Semiannual Report | 1/31/22

This page was intentionally left blank.

Pioneer Securitized Income Fund | Semiannual Report | 1/31/22 49

This page was intentionally left blank.

50 Pioneer Securitized Income Fund | Semiannual Report | 1/31/22

This page was intentionally left blank.

Pioneer Securitized Income Fund | Semiannual Report | 1/31/22 51

This page was intentionally left blank.

52 Pioneer Securitized Income Fund | Semiannual Report | 1/31/22

How to Contact Amundi

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321
Retirement plans information	1-800-622-0176

Write to us:

Amundi
P.O. Box 9897
Providence, RI 02940-8097

Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2022 Amundi Asset Management US, Inc. 31994-02-0322

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s board of trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

	AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
	o “One-time” pre-approval	o A summary of all such
	for the audit period for all	services and related fees
	pre-approved specific service	reported at each regularly
	subcategories. Approval of the	scheduled Audit Committee
	independent auditors as	meeting.
auditors for a Fund shall
constitute pre approval for
these services.

	o “One-time” pre-approval	o A summary of all such
	for the fund fiscal year within	services and related fees
	a specified dollar limit	(including comparison to
	for all pre-approved	specified dollar limits)
	specific service subcategories	reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

N/A

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

N/A

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Series Trust IV

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date April 4, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date April 4, 2022

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Managing Director, Chief Operations Officer & Treasurer of the Funds

Date April 4, 2022

* Print the name and title of each signing officer under his or her signature.